File Nos. 333-85111

811-09545

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 12	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 14	☒

SELIGMAN ASSET ALLOCATION SERIES, INC.

(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center

Minneapolis, MN 55474

(Address of principal executive offices)

Registrant’s Telephone Number: 212-850-1864 or

Toll Free: 800-221-2450

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☒ on April 30, 2009 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2009

Seligman

Asset Allocation Series, Inc.

Asset Allocation Strategies Seeking to Manage Risk Over Time

•	Seligman Asset Allocation Aggressive Growth Fund

•	Seligman Asset Allocation Growth Fund

•	Seligman Asset Allocation Moderate Growth Fund

•	Seligman Asset Allocation Balanced Fund

Offering	Class A, Class B and Class C shares.

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if any of these Funds are suitable for you.

Seligman Asset Allocation Series, Inc. is based on two processes Seligman Time Horizon Matrix®, an asset allocation strategy, and Seligman Harvester®, a combined income-withdrawal and asset-allocation strategy.

Not FDIC Insured    ■    May Lose Value    ■    No Bank Guarantee

THF1 5/2009

For More Information	back cover

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of Seligman Asset Allocation Series, Inc. (the “Series”) having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Series, RiverSource Investments is the new investment manager of the Series effective November 7, 2008.

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Seligman funds share the same Board of Directors/Trustees as the other funds in the RiverSource Family of Funds. Effective on or about June 13, 2009, the Seligman funds will share the same policies and procedures as, and may be exchanged for shares of, the RiverSource funds, RiverSource Partners funds and Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource Family of Funds.

The Funds

Overview

At a Special Meeting of shareholders scheduled to be held on June 2, 2009, shareholders who owned shares of a Seligman Fund on April 3, 2009 will vote on the merger of that Seligman Fund into a RiverSource fund as shown below:

Seligman Fund:	Proposed to be merged into the RiverSource Fund named below (together the “RiverSource Funds”):
Seligman Asset Allocation Aggressive Growth Fund	RiverSource Portfolio Builder Total Equity Fund, a fund that seeks to provide the highest level of total return that is consistent with an acceptable level of risk.
Seligman Asset Allocation Balanced Fund	RiverSource Portfolio Builder Moderate Aggressive Fund, a fund that seeks to provide the highest level of total return that is consistent with an acceptable level of risk.
Seligman Asset Allocation Growth Fund	RiverSource Portfolio Builder Total Equity Fund seeks to provide the highest level of total return that is consistent with an acceptable level of risk.
Seligman Asset Allocation Moderate Growth Fund	RiverSource Portfolio Builder Aggressive Fund, a fund that seeks to provide the highest level of total return that is consistent with an acceptable level of risk.

For more information about the RiverSource Funds, please call 1-888-791-3380 for a prospectus.

RiverSource Investments (the “Manager”) serves as the investment manager to Seligman Asset Allocation Aggressive Growth Fund (the “Aggressive Growth Fund”), Seligman Asset Allocation Growth Fund (the “Growth Fund”), Seligman Asset Allocation Moderate Growth Fund (the “Moderate Growth Fund”) and Seligman Asset Allocation Balanced Fund (the “Balanced Fund”) (collectively the “Funds”). Each Fund is a separate Fund of the Series. The Funds are designed for investors who are seeking to have their asset allocation decisions made by a professional investment manager. Each Fund (other than Balanced Fund) is designed in accordance with an investor’s “time-horizon” for seeking to achieve one or more investment goals. The Balanced Fund is designed for investors who are seeking capital appreciation and preservation of capital with current income and growth of income. An investor may choose to invest in one or more of the Funds based on individual investment goals, investment time horizons, risk tolerance, and financial circumstances.

Each Fund is a “fund of funds,” which means that each seeks to achieve its investment objectives(s) by investing in other funds, in particular, a combination of other Seligman mutual funds (the “Underlying Funds”). In pursuing its investment objective(s), each Fund may also invest directly in U.S. government securities and high-quality, short-term debt instruments.

Investment Objectives and Asset Allocation Strategies of the Funds

The table below provides an overview of each Fund’s investment objective(s) and asset allocation strategy. A more complete description of each Fund’s asset allocation strategy is provided under “Principal Strategies of the Funds.”

Under normal market conditions, each Fund invests in Underlying Funds to produce a portfolio with the following investment objective(s) and asset allocation strategy:

FUND	INVESTMENT OBJECTIVE(S)	ASSET ALLOCATION STRATEGY
Seligman Asset Allocation Aggressive Growth Fund— Intended for investors with long-term financial goals (i.e., approximately 30 years away).	Long-term capital appreciation	Aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.
Seligman Asset Allocation Growth Fund— Intended for investors with long-term financial goals (i.e., approximately 20 years away).	Long-term capital appreciation	Growth-oriented domestic and international equity securities, with a more even weighting among small-, medium-, and large-capitalization companies than the Aggressive Growth Fund.
Seligman Asset Allocation Moderate Growth Fund— Intended for investors with intermediate-term financial goals (i.e., approximately 10 years away).	Capital appreciation	Small-, medium-, and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund—
Intended for investors who seek current income from their capital, growth of income and growth of capital over time. The Fund is also intended for those seeking a diversified, balanced portfolio with exposure to equity securities (including real estate securities) and fixed-income securities.

	Capital appreciation and preservation of capital with current income and growth of income	Medium- and large-capitalization and dividend-producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities and cash and cash equivalents than the Moderate Growth Fund.

Principal Strategies of the Funds

Each Fund seeks to achieve its investment objective(s) primarily by investing its assets in the Class A shares of certain Underlying Funds (which are described under the section of this Prospectus entitled “The Underlying Funds”). Each Fund is managed as an asset allocation-type mutual fund with target allocations and ranges for its investments in the Underlying Funds. These target allocations and ranges are based on two asset allocation strategies developed by J. & W. Seligman & Co. Incorporated (“Seligman”), the Funds’ predecessor investment manager: Seligman Time Horizon Matrix and Seligman Harvester. A series of questions and answers explaining more about Seligman Time Horizon Matrix and Seligman Harvester, as well as how an investor may invest in the Funds to take advantage of these strategies, appears later in this Prospectus under “Questions and Answers About the Funds.”

The table on page 3 illustrates the current allocation targets and ranges for each Fund under normal market conditions. The Underlying Funds are grouped into four broad asset class categories: Domestic Equity Funds, Global Equity Funds, Real Estate Funds and Fixed Income Funds. Within each asset class category, the listing of the Underlying Funds begins with the more aggressively managed and concludes with the more conservatively managed. For information about the investment objectives, strategies and risks of each Underlying Fund, see “The Underlying Funds.”

Under normal market conditions, the Manager will allocate each Fund’s assets according to the allocation targets described in the table. The Manager will attempt to use cash in-flows and out-flows from the purchase and sale, respectively, of each Fund’s shares to approximately remain within the allocation ranges. On a semi-annual basis, the Manager will re-allocate each Fund’s assets to its current targets if the allocations on the semi-annual re-allocation date are outside the allocation ranges. (Each Fund may hold a portion of its assets in cash or cash equivalents for various reasons, including, in order to meet redemptions, because it has not yet invested the proceeds from the sale of Fund shares or for other cash management purposes. These cash and cash equivalents are not included in a Fund’s assets for purposes of determining the allocations among the Underlying Funds.)

Each Fund may change the allocation targets and ranges for each Underlying Fund at any time if the Manager believes that doing so will better enable the Fund to pursue its investment objective(s). Each Fund may also change the Underlying Funds to which it will allocate its assets depending on the Manager’s outlook on the economy, financial markets in general and factors related to the asset classes corresponding to the Underlying Funds.

UNDERLYING FUND		AGGRESSIVE GROWTH FUND	GROWTH FUND	MODERATE GROWTH FUND	BALANCED FUND
DOMESTIC EQUITY FUNDS
Seligman Frontier Fund	Target:	3%	3%
	Range:	2%-4%	2%-4%

Seligman Smaller-Cap Value Fund	Target:	13%	12%	7%
	Range:	10%-16%	10%-14%	5%-9%

Seligman Communications and Information Fund	Target:	16%	10%	10%
	Range:	13%-19%	8%-12%	8%-12%

Seligman Capital Fund	Target:	22%	15%	20%	10%
	Range:	18%-26%	12%-18%	16%-24%	8%-12%

Seligman Growth Fund	Target:	3%	9%	9%	12%
	Range:	2%-4%	7%-11%	7%-11%	10%-14%

Seligman Large-Cap Value Fund	Target:	3%	9%	9%	12%
	Range:	2%-4%	7%-11%	7%-11%	10%-14%

Seligman Common Stock Fund	Target:				11%
	Range:				9%-13%

GLOBAL EQUITY FUNDS

Seligman Emerging Markets Fund	Target:	10%	10%	5%
	Range:	8%-12%	8%-12%	4%-6%

Seligman Global Smaller Companies Fund	Target:	20%	17%	10%
	Range:	16%-24%	14%-20%	8%-12%

Seligman International Growth Fund	Target:	5%	5%	10%	10%
	Range:	4%-6%	4%-6%	8%-12%	8%-12%

REAL ESTATE FUNDS

Seligman LaSalle Global Real Estate Fund	Target:	5%	10%	10%
	Range:	4%-6%	8%-12%	8%-12%

Seligman LaSalle Monthly Dividend Real Estate Fund	Target:				15%
	Range:				12%-18%

FIXED-INCOME FUNDS

Seligman High-Yield Fund	Target:			10%	10%
	Range:			8%-12%	8%-12%

Seligman Core Fixed Income Fund	Target:				10%
	Range:				8%-12%

Seligman U.S. Government Securities Fund/Seligman Cash Management Fund	Target:				10%
	Range:				8%-12%

Principal Risks of an Investment in the Funds

An investment in any of the Funds, like an investment in any mutual fund, involves risks. An investment in a “fund of funds” involves other risks as well. The principal risks of an investment in the Funds follow, and you should consider them carefully before investing in any of the Funds.

The value of each Fund will fluctuate with changes in the value of its Underlying Funds or other securities in which it invests, and you could lose money if you sell your shares at a price lower than you paid for them.

Because the assets of each Fund will be invested primarily in the Underlying Funds, each Fund’s investment performance is directly related to the investment performance of the Underlying Funds in which it invests. The ability of a Fund to realize its investment objective(s) will depend, in part, on the extent to which the Underlying Funds realize their investment objectives.

Each Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks, summarized below, are described more fully under “Principal Risks of the Underlying Funds”. The Principal risks of investing in the Funds are as follows:

■

Large-Capitalization Companies—Investments in stocks of large-capitalization companies by Underlying Funds are subject to market risk. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of large-capitalization stocks may decline.

■

Small-Capitalization Companies—Investments in these companies are subject to increased risk compared with an investment in large-capitalization companies. For example, such companies typically have less financial and managerial resources and more limited product lines than large-capitalization companies. In addition, such companies may be thinly traded and therefore subject to greater price volatility.

■

Mid-Capitalization Companies—Mid-capitalization companies are subject, to a certain degree, to the risks associated with investments in large-capitalization and small-capitalization companies, each as described above.

■

Foreign Investments and Emerging Markets Securities—Investments in foreign issuers expose investors to currency fluctuations, foreign taxation, settlement and custody risks, and changes in political conditions. Foreign investments may also include securities of issuers located in emerging countries. These countries may have relatively unstable governments and less diversified industrial bases.

■

“Junk Bonds”—Investments by Underlying Funds that invest in non-investment-grade, fixed-income securities are subject to a greater risk of loss than higher-rated, fixed-income securities and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

■

Real Estate Companies—Investments in real estate companies (i.e., companies that at the time of initial purchase, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or have at least 50% of their assets in such real estate) such as real estate investment trusts (“REITs”) or similar entities outside the US are subject to additional risks. None of the Underlying Funds will generally invest in real estate directly, but certain Underlying Funds will invest in securities issued by real estate companies. As a result, these Underlying Funds are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty. The risks are magnified when an Underlying Fund invests in non-US real estate companies.

■

Sector Volatility and Concentrated Portfolios—Certain Underlying Funds are subject to sector volatility or hold a relatively small number of securities in their portfolios, thus creating additional risks.

■

Additional Risks—In addition, certain Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into options transactions; purchase zero-coupon bonds and payment-in-kind bonds; purchase restricted and illiquid securities; purchase securities on a when-issued or forward commitment basis; enter into repurchase agreements; borrow money; and engage in various other investment practices that involve substantial risk of loss. Investment practices of certain of the Underlying Funds may involve some interest-rate risk, credit risk, prepayment risk or market risk.

In addition to a Fund’s operating expenses, you will indirectly bear the operating expenses of the Underlying Funds. Thus, the expenses you bear as an investor in a Fund will be higher than if you invested directly in the Underlying Funds.

An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The US government does not guarantee the market value or the current yield of government securities.

Temporary Defensive Positions of the Funds

The Funds may, from time to time, take temporary defensive positions that are inconsistent with their principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent a Fund from achieving its objective.

Portfolio Holdings

A description of the Series’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance of the Funds

The following performance information provides some indication of the risks of investing in the Funds by showing how the performance of Class A shares has varied from year to year, as well as how the performance of each Class compares with certain measures of performance.

The following performance information is designed to assist you in comparing the returns of each Fund with the returns of other mutual funds. How the Funds have performed in the past (before and after taxes), however, is not necessarily an indication of how the Funds will perform in the future. Total returns will vary between each Class of shares of a Fund due to differing fees and expenses.

The Class A annual total returns of each Fund presented in their respective bar chart do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The average annual total returns of each Fund presented in their respective table do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Each Fund’s bar chart and table assume that all dividends and capital gains distributions, if any, were reinvested.

After-tax returns presented in the tables are for Class A shares only. After-tax returns for Class B and Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

From May 1, 2009 through April 30, 2010, with respect to each Fund, the Manager has contractually agreed to waive its investment management fee and/or reimburse Fund expenses to the extent that the sum of the “management fees” plus “other expenses” (but not including any 12b-1 fees) exceeds 0.40% per annum of the average daily net assets of the Aggressive Growth Fund and the Growth Fund and 0.25% per annum of the average daily net assets of the Moderate Growth Fund and the Balanced Fund. From May 1, 2010 through December 31, 2010, these expense limits are changed to 0.75% per annum of each Fund’s average daily net assets. These expense limits also exclude a Fund’s share of the expenses of the Underlying Funds in which it invests. Other fee waiver/expense reimbursement arrangements were in effect since the Funds commenced investment operations. Absent such fee waivers/expense reimbursements, each of the Fund’s returns would have been lower.

Aggressive Growth Fund – Calendar Years

Class A Annual Total Returns

Best quarter return: 21.05% – quarter ended 12/31/01.

Worst quarter return: (26.27)% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception*
Class A
Return before taxes	(48.93)%	(3.02)%	(3.61)%
Return after taxes on distributions	(49.65)	(3.54)	(4.02)
Return after taxes on distributions and sale of Fund shares	(30.39)	(2.24)	(2.87)
Class B	(48.59)	(2.91)	(4.15)
Class C	(46.64)	(2.58)	(3.67)
Dow Jones Aggressive Portfolio Index (Global Series)**	(40.69)	0.21	(0.34	)***
Dow Jones Aggressive Portfolio Index (US Series)**	(37.93)	(1.64)	(0.87	)***
Lipper Fund of Funds (Affiliated) Average**	(30.85)	(0.76)	0.01
Lipper Multi-Cap Core Funds Average**	(38.81)	(2.61)	(1.25)

*	Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B and C shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B and C shares of the Fund have been computed from the commencement of investment operations for Class A shares and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B and C shares from their individual initial issuance dates might be different, and may be lower, than those shown above. Initial issuance dates were as follows: Class B—4/24/00; and Class C—2/8/00.

**	The Dow Jones Aggressive Portfolio Index (Global Series) (the “DJ Aggressive Global Series”) was designed to measure balanced and multi-asset-class portfolios with a risk profile that is set monthly at 100% of the current risk of an all-equity stock portfolio. Dow Jones equity indices make up the stock component and Barclays Capital indices make up the bond and cash components. The Lipper Multi-Cap Core Funds Average includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Lipper Funds of Funds (Affiliated) Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are managed by an affiliated investment manager. Lipper currently classifies the Fund as multi-cap core fund. The index and averages are unmanaged benchmarks that assume reinvestment of all distributions, if any, and exclude the effect of sales-related fees (but includes operating expenses), taxes and sales charges. The index also excludes the effect of expenses. Investors cannot invest directly in an index or an average.

***	From December 31, 1999.

Growth Fund

Class A Annual Total Returns – Calendar Years

Best quarter return: 19.18% – quarter ended 6/30/03.

Worst quarter return: (26.6)% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception*
Class A
Return before taxes	(48.63)%	(3.30)%	(3.78)%
Return after taxes on distributions	(49.73)	(4.02)	(4.30)
Return after taxes on distributions and sale of Fund shares	(29.67)	(2.40)	(2.97)
Class B	(48.28)	(3.21)	(4.44)
Class C	(46.44)	(2.91)	(3.90)
Dow Jones Aggressive Portfolio Index (Global Series)**	(40.69)	0.21	(0.34	)***
Dow Jones Aggressive Portfolio Index (US Series)**	(37.93)	(1.64)	(0.87	)***
Lipper Fund of Funds (Affiliated) Average**	(30.85)	(0.76)	0.01
Lipper Multi-Cap Core Funds Average**	(38.81)	(2.61)	(1.25)

*	Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B and C shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B and C shares of the Fund have been computed from the commencement of investment operations for Class A shares and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B and C shares from their individual initial issuance dates might be different, and may be lower, than those shown above. Initial issuance dates were as follows: Class B—3/21/00; and Class C—1/18/00.

**	The DJ Aggressive Global Series was designed to measure balanced and multi-asset-class portfolios with a risk profile that is set monthly at 100% of the current risk of an all-equity stock portfolio. Dow Jones equity indices make up the stock component and Barclays Capital indices make up the bond and cash components. The Lipper Multi-Cap Core Funds Average includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Lipper Funds of Funds (Affiliated) Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are managed by an affiliated investment manager. Lipper currently classifies the Fund as multi-cap core fund. The index and averages are unmanaged benchmarks that assume reinvestment of all distributions, if any, and exclude the effect of sales-related fees (but includes operating expenses), taxes and sales charges. The index also excludes the effect of expenses. Investors cannot invest directly in an index or an average.

***	From December 31, 1999.

Moderate Growth Fund

Class A Annual Total Returns – Calendar Years

Best quarter return: 15.69% – quarter ended 6/30/03.

Worst quarter return: (26.61)% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception*
Class A
Return before taxes	(48.12)%	(4.14)%	(4.14)%
Return after taxes on distributions	(49.33)	(4.92)	(4.75)
Return after taxes on distributions and sale of Fund shares	(29.71)	(3.46)	(3.45)
Class B	(47.77)	(4.06)	(4.17)
Class C	(45.87)	(3.74)	(4.24)
Dow Jones Moderately Aggressive Portfolio Index (Global Series)**	(33.17)	1.15	1.05 ***
Dow Jones Moderately Aggressive Portfolio Index (US Series)**	(30.67)	(0.28)	0.67 ***
Lipper Fund of Funds (Affiliated) Average**	(30.85)	(0.76)	0.01
Lipper Multi-Cap Core Funds Average**	(38.81)	(2.61)	(1.25)

*	Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B and C shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B and C shares of the Fund have been computed from the commencement of investment operations for Class A shares and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B and C shares from their individual initial issuance dates might be different, and may be lower, than those shown above. Initial issuance dates were as follows: Class B—2/18/00; and Class C—3/6/00.

**	The Dow Jones Moderately Aggressive Portfolio Index (Global Series) was designed to measure balanced and multi-asset-class portfolios with a risk profile that is set monthly at 80% of the current risk of an all-equity stock portfolio. Dow Jones equity indices make up the stock component, and Barclays Capital indices make up the bond and cash components. The Lipper Multi-Cap Core Funds Average includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Lipper Funds of Funds (Affiliated) Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are managed by an affiliated investment manager. Lipper currently classifies the Fund as multi-cap core fund. The index and averages are unmanaged benchmarks that assume reinvestment of all distributions, if any, and exclude the effect of sales-related fees (but includes operating expenses), taxes and sales charges. The index also excludes the effect of expenses. Investors cannot invest directly in an index or an average.

***	From December 31, 1999.

Balanced Fund

Class A Annual Total Returns – Calendar Years

Best quarter: 10.66% – quarter ended 6/30/03.

Worst quarter return: (22.93)% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception*
Class A
Return before taxes	(39.65)%	(4.09)%	(4.41)%
Return after taxes on distributions	(40.45)	(4.91)	(5.37)
Return after taxes on distributions and sale of Fund shares	(25.16)	(3.68)	(4.02)
Class B	(39.53)	(4.03)	(4.52)
Class C	(37.12)	(3.69)	(4.52)
Dow Jones Moderate Portfolio Index (Global Series)**	(24.75)	2.00	2.46 ***
Dow Jones Moderate Portfolio Index (US Series)**	(22.60)	1.05	2.26 ***
Lipper Fund of Funds (Affiliated) Average**	(30.85)	(0.76)	0.01
Lipper Mixed-Asset Target Allocation Moderate Funds Average**	(25.38)	(0.36)	0.41

*	Commencement of investment operations for Class A shares was 1/10/00. Class A share returns were computed from the commencement of investment operations. Class B and C shares were offered to the public on 1/10/00, but were first issued at various later dates. Total returns for Class B and C shares of the Fund have been computed from the commencement of investment operations for Class A shares and incorporate the total return of Class A shares of the Fund from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B and C shares from their individual initial issuance dates might be different, and may be lower, than those shown above. Initial issuance dates were as follows: Class B—2/17/00; and Class C—1/18/00.

**	The Dow Jones Moderate Portfolio Index (Global Series) was designed to measure balanced and multi-asset-class portfolios with a risk profile that is set monthly at 60% of the current risk of an all-equity stock portfolio. Dow Jones equity indices make up the stock component and Barclays Capital indices make up the bond and cash components. The Lipper Mixed-Asset Target Allocation Moderate Funds Average includes funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Funds of Funds (Affiliated) Average measures the performance of funds that invest 80% or more of their assets in mutual funds that are managed by an affiliated investment manager. Lipper currently classifies the Fund as a mixed-asset target allocation moderate fund. The index and averages are unmanaged benchmarks that assume reinvestment of all distributions, if any, and exclude the effect of sales-related fees (but includes operating expenses), taxes and sales charges. The index also excludes the effect of expenses. Investors cannot invest directly in an index or an average.

***	From December 31, 1999.

Fees and Expenses of the Funds

The tables below summarize the fees and expenses that you may pay as a shareholder of each Fund. Each class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. For more information, see the Shareholder Information section of the prospectus. Annual fund operating expenses are deducted from a Fund’s assets and are therefore paid indirectly by you and other investors in such Fund.

The annual Fund operating expenses and the “Acquired fund (Underlying Fund) fees and expenses” in the fee and expense table below are based on expenses incurred during the Fund’s and the Underlying Funds’ most recently completed fiscal year, respectively, adjusted to reflect expenses at the Fund level and the Underlying Fund level associated with the change in such funds’ transfer and shareholder service agent, and are expressed as a percentage (expense ratio) of the Fund’s and each Underlying Fund’s average net assets during the period. The expense ratios have not been adjusted to reflect the assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the assets of the Fund and the Underlying Funds are lower than their respective average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the annual operating expenses of the Fund and the Underlying Funds, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below.

The commitment by the investment manager and its affiliates to waive fees and cap (reimburse) expenses of the Fund (and any Underlying Funds) would limit the impact that any decrease in the Fund’s assets will have on its total annual (net) operating expenses in the current fiscal year.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	(a)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Sales (as a percentage of offering price at time of purchase)	None		5%	1%

(a)	This charge may be reduced depending on the value of your total investments in the RiverSource Family of Funds. See “Sales Charges.”

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Funds at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee tables below. Effective in the second half of 2009, Ameriprise Financial will charge the Funds a fee for its services (which would be reflected in each Fund’s “Other Expenses” in the fee tables below). There will be no net impact to the fees that the Funds will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Funds. Please see the Appendices C and D in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

With respect to the 12b-1 fees, under each Fund’s 12b-1 plan, each Fund is authorized to pay 12b-1 fees equal to 0.25% for Class A shares and 1.00% for Class B shares and Class C shares. In addition, the Class A shares of the Underlying Funds in which each Fund will invest impose a 12b-1 fee of up to 0.25%. To avoid any duplication of the 12b-1 fees, the 12b-1 fees payable by each class of shares of a Fund will be reduced by an amount equal to the 12b-1 fees paid by the Class A shares of the Underlying Funds. The net amount is shown in the tables below.

Aggressive Growth Fund Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class B	Class C
Management fees	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	—	0.75	0.76
Other expenses(2)	0.85	0.86	0.86
Acquired fund (Underlying Fund) fees and expenses(3)	1.78	1.78	1.78
Total gross operating expenses(1)(4)	2.73	3.49	3.50

(1) Less: Fee waiver and/or expense reimbursement	(0.55)	(0.56)	(0.56)
Total net operating expenses(4) (after fee waiver and/or reimbursement)	2.18	2.93	2.94
(2)	From May 1, 2009 through April 30, 2010, unless sooner terminated by the Fund’s Board, the Manager has contractually undertaken to waive its management fee and/or reimburse the Fund’s expenses to the extent that the sum of the “management fee” plus “other expenses” (but not including any 12b-1 fees) exceeds 0.40% per annum of the Fund’s average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1). From May 1, 2010 through December 31, 2010, the expense limit described in this footnote is changed to 0.75% per annum of the Fund’s average daily net assets, unless sooner terminated by the Fund’s Board. “Other expenses” includes transfer and shareholder service agent fees and expenses. The Fund’s Board approved RiverSource Service Corporation (“RSC”) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp. (“SDC”), the former transfer and shareholder service agent for the Fund, effective on or about June 13, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC from May 1, 2009 through June 12, 2009 and of RSC from June 13, 2009 through April 30, 2010. SDC or RSC is referred to as the “transfer agent.” The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying Funds. Certain expenses, including custodian expenses, registrar and transfer agent expenses, management fees, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying Funds. An investor can avoid these expenses at the Fund level by investing directly in Underlying Funds. These expenses include non-recurring charges at the Underlying Fund level resulting from the termination of SDC as transfer and shareholder service agent for the Underlying Funds (the “Non-Recurring Charges”). The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC and the Non-Recurring Charges incurred at the Underlying Fund level.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying Fund) fees and expenses and reflect the estimated fees of RSC as transfer agent.

Growth Fund Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class B	Class C
Management fees	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	—	0.75	0.76
Other expenses(2)	0.69	0.70	0.70
Acquired fund (Underlying Fund) fees and expenses(3)	1.77	1.77	1.77
Total gross operating expenses(1)(4)	2.56	3.32	3.33

(1) Less: Fee waiver and/or expense reimbursement	(0.39)	(0.40)	(0.40)
Total net operating expenses(4) (after fee waiver and/or reimbursement)	2.17	2.92	2.93

(2)	From May 1, 2009 through April 30, 2010, unless sooner terminated by the Fund’s Board, the Manager has contractually undertaken to waive its management fee and/or reimburse the Fund’s expenses to the extent that the sum of the “management fee” plus “other expenses” (but not including any 12b-1 fees) exceeds 0.40% per annum of the Fund’s average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1). From May 1, 2010 through December 31, 2010, the expense limit described in this footnote is changed to 0.75% per annum of the Fund’s average daily net assets, unless sooner terminated by the Fund’s Board. “Other expenses” includes transfer and shareholder service agent fees and expenses. The Fund’s Board approved RiverSource Service Corporation (RSC) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp. (SDC), the former transfer and shareholder service agent for the Fund, effective on or about June 13, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC from May 1, 2009 through June 12, 2009 and of RSC from June 13, 2009 through April 30, 2010. The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying Funds. Certain expenses, including custodian expenses, registrar and transfer agent expenses, management fees, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying Funds. An investor can avoid these expenses at the Fund level by investing directly in Underlying Funds. These expenses include non-recurring charges at the Underlying Fund level resulting from the termination of SDC as transfer and shareholder service agent for the Underlying Funds (the Non-Recurring Charges). The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC and the Non-Recurring Charges incurred at the Underlying Fund level.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying Fund) fees and expenses and reflect the estimated fees of RSC as transfer agent.

Moderate Growth Fund Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class B	Class C
Management fees	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	—	0.75	0.76
Other expenses(2)	0.64	0.65	0.64
Acquired fund (Underlying Fund) fees and expenses(3)	1.69	1.69	1.69
Total gross operating expenses(1)(4)	2.43	3.19	3.19

(1) Less: Fee waiver and/or expense reimbursement	(0.49)	(0.50)	(0.49)
Total net operating expenses(4) (after fee waiver and/or reimbursement)	1.94	2.69	2.70

(2)	From May 1, 2009 through April 30, 2010, unless sooner terminated by the Fund’s Board, the Manager has contractually undertaken to waive its management fee and/or reimburse the Fund’s expenses to the extent that the sum of the “management fee” plus “other expenses” (but not including any 12b-1 fees) exceeds 0.25% per annum of the Fund’s average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1). From May 1, 2010 through December 31, 2010, the expense limit described in this footnote is changed to 0.75% per annum of the Fund’s average daily net assets, unless sooner terminated by the Fund’s Board. “Other expenses” includes transfer and shareholder service agent fees and expenses. The Fund’s Board approved RiverSource Service Corporation (RSC) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp. (SDC), the former transfer and shareholder service agent for the Fund, effective on or about June 13, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC from May 1, 2009 through June 12, 2009 and of RSC from June 13, 2009 through April 30, 2010. The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying Funds. Certain expenses, including custodian expenses, registrar and transfer agent expenses, management fees, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying Funds. An investor can avoid these expenses at the Fund level by investing directly in Underlying Funds. These expenses include non-recurring charges at the Underlying Fund level resulting from the termination of SDC as transfer and shareholder service agent for the Underlying Funds (the Non-Recurring Charges). The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC and the Non-Recurring Charges incurred at the Underlying Fund level.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying Fund) fees and expenses and reflect the estimated fees of RSC as transfer agent.

Balanced Fund Annual Operating Expenses (expenses that are deducted from Fund assets):

(as a percentage of average net assets)

Fees and Expenses	Class A	Class B	Class C
Management fees	0.10%	0.10%	0.10%
Distribution and/or service (12b-1) fees	0.01	0.76	0.75
Other expenses(2)	0.96	0.96	0.96
Acquired fund (Underlying Fund) fees and expenses(3)	1.49	1.49	1.49
Total gross operating expenses(1)(4)	2.56	3.31	3.30

(1) Less: Fee waiver and/or expense reimbursement.	(0.81)	(0.81)	(0.81)
Total net operating expenses(4) (after fee waiver and/or reimbursement)	1.75	2.50	2.49

(2)	From May 1, 2009 through April 30, 2010, unless sooner terminated by the Fund’s Board, the Manager has contractually undertaken to waive its management fee and/or reimburse the Fund’s expenses to the extent that the sum of the “management fee” plus “other expenses” (but not including any 12b-1 fees) exceeds 0.25% per annum of the Fund’s average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1). From May 1, 2010 through December 31, 2010, the expense limit described in this footnote is changed to 0.75% per annum of the Fund’s average daily net assets, unless sooner terminated by the Fund’s Board. “Other expenses” includes transfer and shareholder service agent fees and expenses. The Fund’s Board approved RiverSource Service Corporation (RSC) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp. (SDC), the former transfer and shareholder service agent for the Fund, effective on or about June 13, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC from May 1, 2009 through June 12, 2009 and of RSC from June 13, 2009 through April 30, 2010. The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC.

(3)	These are the fees and expenses incurred indirectly by Fund shareholders as a result of the Fund’s investment in Underlying Funds. Certain expenses, including custodian expenses, registrar and transfer agent expenses, management fees, directors’ fees, legal and auditing fees, and the cost of shareholder reports and registration fees are incurred at both the Fund level and by the Underlying Funds. An investor can avoid these expenses at the Fund level by investing directly in Underlying Funds. These expenses include non-recurring charges at the Underlying Fund level resulting from the termination of SDC as transfer and shareholder service agent for the Underlying Funds (the Non-Recurring Charges). The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC and the Non-Recurring Charges incurred at the Underlying Fund level.

(4)	Total gross and net operating expenses reported here are different from the ratios of expenses to average net assets provided in the Financial Highlights section of this Prospectus because they include acquired fund (Underlying Fund) fees and expenses and reflect the estimated fees of RSC as transfer agent.

Examples of Each Fund’s Expenses

These examples are intended to help you compare the costs of investing in each Fund with the costs of investing in other mutual funds. They assume that (1) you invest $10,000 in each Fund at the beginning of each period shown (and pay any applicable sales charge), (2) your investment in each Fund has a 5% return each year, and (3) each Fund’s operating expenses (including the management fee and acquired fund (Underlying Fund) fees and expenses) are (i) the net operating expenses through December 31, 2010 (which reflect the applicable contractual expense reimbursement/fee waiver arrangement described above, the Non-Recurring Charges, SDC’s estimated fees and expenses from May 1, 2009 through June 12, 2009 and RSC’s estimated fees and expenses from June 13, 2009 through April 30, 2010) and (ii) after December 31, 2010, the total gross operating expenses shown above adjusted to exclude those fees and expenses no longer applicable to a Fund (i.e., the contractual fee waiver/expense reimbursement, the Non-Recurring Charges and SDC’s fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Aggressive Growth Fund

If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

	1 Year	3 Years	5 Years	10 Years
Class A	$783	$1,296	$1,844	$3,331
Class B	796	1,289	1,916	3,467	†
Class C	397	992	1,721	3,648

Aggressive Growth Fund

If you do not sell your shares at the end of each period, your cost would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$783	$1,296	$1,844	$3,331
Class B	296	989	1,716	3,467	†
Class C	297	992	1,721	3,648

Growth Fund

If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

	1 Year	3 Years	5 Years	10 Years
Class A	$783	$1,279	$1,801	$3,223
Class B	795	1,272	1,872	3,360	†
Class C	396	975	1,677	3,543

Growth Fund

If you do not sell your shares at the end of each period, your cost would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$783	$1,279	$1,801	$3,223
Class B	295	972	1,672	3,360	†
Class C	296	975	1,677	3,543

Moderate Growth Fund

If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

	1 Year	3 Years	5 Years	10 Years
Class A	$761	$1,232	$1,728	$3,088
Class B	772	1,223	1,798	3,225	†
Class C	373	924	1,599	3,402

Moderate Growth Fund

If you do not sell your shares at the end of each period, your cost would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$761	$1,232	$1,728	$3,088
Class B	272	923	1,598	3,225	†
Class C	273	924	1,599	3,402

Balanced Fund

If you sell your shares at the end of each period, your costs would be (including any applicable contingent deferred sales charges):

	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,236	$1,771	$3,228
Class B	753	1,225	1,838	3,358	†
Class C	352	922	1,633	3,521

Balanced Fund

If you do not sell your shares at the end of each period, your cost would be :

	1 Year	3 Years	5 Years	10 Years
Class A	$743	$1,236	$1,771	$3,228
Class B	253	925	1,638	3,358	†
Class C	252	922	1,633	3,521

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Questions and Answers About the Funds

Each Fund invests a percentage of its assets in the Underlying Funds based on two asset allocation strategies developed by Seligman, the Funds’ predecessor investment manager: Seligman Time Horizon Matrix and Seligman Harvester. The following series of questions and answers is designed to explain these strategies, as well as how an investor may invest in the Funds to take advantage of them.

Q:	What is Seligman Time Horizon Matrix?

A:	Seligman Time Horizon Matrix is a multi-discipline strategy designed for investors seeking to manage market risk and build wealth over time. Each Fund invests in various combinations of the Underlying Funds. The allocation among the Underlying Funds is based on historical performance of various asset classes since 1950 and may be updated as the Manager deems appropriate. The foundation for this strategy is the historical observation that the relative risk of various asset classes changes over time. Based on this observation, the Manager believes that time, as well as asset allocation, can be used to diversify risk. Through its systematic investment approach that seeks to meet financial goals, Seligman Time Horizon Matrix seeks to manage the impact of market fluctuations. A basic premise of Seligman Time Horizon Matrix is to stay invested throughout market fluctuations rather than trying to time general market movements and avoid volatility by jumping in and out of various investments. As investment history has shown, it has been nearly impossible to time general market movements successfully on a consistent basis.

Q:	What is Seligman Harvester?

A:	Seligman Harvester (which is incorporated in Seligman Time Horizon Matrix) is an income-withdrawal and asset allocation strategy. This strategy is designed for investors who need to withdraw income from accumulated assets, and who, therefore, may be more sensitive to the volatility of their investments. For example, if you withdraw a fixed amount of an investment in a down market, you deplete more capital than you would in an up market because you have to sell more of your investment to produce the desired withdrawal. Further, if the market rebounds, fewer assets will be left to take part in the upswing. The Seligman Harvester strategy seeks to reduce such risks through what the Manager believes is an appropriate allocation to historically less volatile asset classes. If you purchase the Balanced Fund and are seeking to withdraw income from this Fund, the Manager recommends that you consult a financial and/or tax advisor to develop an appropriate withdrawal strategy that includes, for example, such factors as your liquidity needs, other sources of income, and tax considerations.

Q:	How was Seligman Time Horizon Matrix developed?

A:	Seligman Time Horizon Matrix is the result of extensive proprietary research that examines the performance of different asset classes over various time periods. Although past performance of asset classes is not a guarantee of future results, the Manager believes that an analysis of historical performance can provide guidelines that help make prudent long-term investment decisions. The Manager’s research shows that, historically, as time frames lengthen, market volatility and the relative risk among various asset classes have change.

For example, small-capitalization stocks have been relatively volatile when compared with Treasury bills over a number of different one-year holding periods. However, when holding periods have been extended, the relative risk between small-capitalization stocks and Treasury bills has been more closely aligned. In fact, this research demonstrates that in any

20-year holding period since 1950 the worst performance of small-capitalization stocks surpassed the best performance of Treasury bills. Seligman Time Horizon Matrix is the result of similar comparisons among all the asset classes described in Appendix A over one-, five-, 10- and 20-year holding periods. Of course, past performance is not a guarantee of future results. Appendix B includes a chart that illustrates how the relative risk of the major asset classes historically has changed over different holding periods since 1950.

Q:	How was Seligman Harvester developed?

A:	Seligman Harvester also was developed through proprietary research first conducted by Seligman and currently conducted by the Manager. Using a sophisticated statistical technique to analyze asset class returns since 1950, this research tested different combinations of withdrawal strategies and asset allocations to assess the probability of conserving capital in down markets while realizing current income. Like Seligman Time Horizon Matrix, Seligman Harvester may be updated. One of the key design parameters for a Harvester portfolio was to develop an allocation that would have had no negative investment results over any five-year period since 1950. The Manager’s research demonstrated that an asset allocation comprising equities (including real estate securities), fixed-income securities and US government securities was particularly effective in conserving capital over long time periods when used with certain withdrawal strategies. Under normal market conditions, the Balanced Fund intends to maintain an asset allocation that includes such asset classes.

Q:	How does Seligman Time Horizon Matrix work?

A:	Seligman Time Horizon Matrix provides specific portfolio recommendations for investors seeking to achieve investment goals over time frames ranging from 30 years to one year. Each portfolio represents investments in a different combination of certain Underlying Funds, which the Manager believes should correlate with the asset classes studied in its research. Annual research updates provide additional data that the Manager factors into its analysis, which is aimed solely at determining a prudent asset allocation, given the latest historical performance of asset classes, for seeking a specific investment goal over a specific time frame. Based on an analysis of its research, the Manager may make changes to the specific portfolio recommendations of Seligman Time Horizon Matrix and also to the allocation targets and ranges for each Fund’s investments in the Underlying Funds. Because this continual analysis creates an ever-increasing collection of historical data, the Manager expects annual adjustments to the portfolio recommendations to be modest. However, the possibility does exist that extreme market volatility in any single year could significantly change the implications of long-term historical performance patterns in one or more asset classes. This could cause the Manager, in its judgment, to significantly revise at any time, including annually, a Fund’s allocations among the Underlying Funds.

The Balanced Fund serves as the end point of the Seligman Time Horizon/Harvester Series Matrix. As a result, the Matrix recommends 31 distinct portfolios—one for each year starting at Year 30 plus the Harvester portfolio. For a complete description of these annual portfolio recommendations, please see Appendix C.

Seligman Time Horizon Matrix seeks to reduce an investor’s portfolio volatility on an annual basis through “migration.” Migration involves reallocating portfolio investments each year as you get closer to your investment goal from a more volatile to less volatile portfolio. The assets invested in the Funds will not migrate. Accordingly, an investment made in the Aggressive Growth Fund will remain in that

Fund indefinitely until redeemed. Investors with investment time horizons other than 30, 20 or 10 years in the future, or those with less than 10 years to their investment goal but who are not ready to invest in the Balanced Fund, may consider investing in a combination of the Funds to seek to achieve their investment goal. For example, if your investment goal is 20 years away, you could allocate your investment among the ten individual Seligman mutual funds in the Seligman Time Horizon Matrix for the recommended 20-year portfolio. After one year, the Matrix suggests that you “migrate” the portfolio by shifting the relative weighting of each Underlying Fund to the recommended allocation of the Seligman Time Horizon Matrix 19-year portfolio. This process would continue each year in accordance with the recommendations in Seligman Time Horizon Matrix, until your portfolio matches the asset allocation recommended by Seligman Harvester. Using Seligman Time Horizon Matrix, an investor would not buy and hold the same portfolio from year to year. As discussed below, the Funds offer a simplified way to implement this strategy.

Q:	How does each Fund benefit from the Manager’s research?

A:	The Aggressive Growth Fund, the Growth Fund and the Moderate Growth Fund each seek to implement an investment strategy based on Seligman Time Horizon Matrix by investing a specified percentage of their respective assets in various Underlying Funds. The Balanced Fund seeks to implement the Seligman Harvester asset allocation strategy also by investing a specified percentage of its assets in various Underlying Funds.

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Aggressive Growth Fund:    Under normal market conditions, this Fund invests in Underlying Funds to produce a portfolio that invests primarily in equity securities issued by both domestic and international companies, including those companies in emerging markets. The 100% weighting to equities is based on the Manager’s research findings that show equities have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames, such as 30 years to investment goal. The specific equity allocations are weighted toward small- and medium- capitalization stocks because these asset classes have historically provided higher returns over longer time frames than large-capitalization stocks. The Manager includes international equity securities (including emerging market stocks) because it believes that the international equity asset class has the potential to provide competitive returns as well as diversification.

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Growth Fund:    Like the Aggressive Growth Fund, under normal market conditions, this Fund invests in Underlying Funds to produce a portfolio that invests primarily in domestic and international equities, including emerging market stocks. However, the allocations are more evenly weighted among small-, medium- and large-capitalization stocks to reflect the need for somewhat less volatility as compared with an investment in the Aggressive Growth Fund. Also, as compared with the Aggressive Growth Fund, the Manager has increased its allocation to real estate securities (e.g., REITs and non-US real estate companies). The Manager believes that an allocation to these securities can provide relative diversification, and reduce volatility in yield and market values. The proportion of the overall portfolio invested in any one of these asset classes is based on the Manager’s research findings that show such asset classes have been essential to overcome the effects of inflation and to benefit from compounding returns over long time frames, such as 20 years to investment goal. The shift in favor of large-capitalization stocks includes established international companies that operate in developed markets. An investment in the equity securities of such companies offers the opportunity for growth of capital and diversification of risk without the volatility experienced by smaller companies in less-developed regions. The Manager believes that international equities, including emerging market stocks, have the potential to provide competitive returns as well as diversification.

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Moderate Growth Fund:    Under normal market conditions, this Fund invests 80% of its assets in Underlying Funds that invest primarily in domestic and international equities, 10% of its assets in one Underlying Fund that invests primarily in REITs and non-US real estate companies, and 10% of its assets in one Underlying Fund that invests primarily in high-yield fixed-income securities. The change in allocations as compared with an investment in the Growth Fund results from reducing the Moderate Growth Fund’s exposure to small-capitalization and emerging market securities, and introducing high-yield securities. The Manager’s research demonstrates that the reduction in small-capitalization and emerging markets securities has historically reduced volatility over 10-year holding periods. The allocation to high-yield securities is introduced because, in the Manager’s opinion, a prudently managed high-yield securities fund—not individual high-yield securities—can provide relative diversification, stability and protection against significant loss of principal due to a single default.

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Balanced Fund:    Under normal market conditions, this Fund invests 55% of its assets in Underlying Funds that invest primarily in domestic and international equities, 15% of its assets in one Underlying Fund that invests primarily in equity REITs, 20% of its assets in Underlying Funds that invest primarily in fixed- income securities (high-yield securities and investment grade fixed income securities) and 10% of its assets in an Underlying Fund that invest primarily in cash, cash equivalents or US government securities. Key differences between the Balanced Fund and the Moderate

Growth Fund include the elimination of domestic and international small-capitalization stocks and emerging markets securities (other than domestic REITs). This change reflects the Manager’s opinion that these asset classes are too volatile and speculative for investors who wish to conserve their capital and generate an income stream. A second key difference between the Balanced Fund and the Moderate Growth Fund is an increase in the allocation to real estate securities, as well as a shift to domestic real estate companies. This change reflects the Manager’s belief that real estate securities such as equity REITs can provide relative diversification and reduce volatility in yield and market values. In addition, the Manager believes that an investment in real estate securities is appropriate for the Balanced Fund because such an investment allows the Balanced Fund to benefit from a potential stream of income and because such an allocation has the potential for capital appreciation. A third difference is a 10% allocation to one Underlying Fund that invests primarily in investment grade fixed income securities. The Manager believes that investment grade fixed income securities can provide relative diversification, stability and current income. A fourth difference is a 10% allocation to Underlying Funds that invest in cash, cash equivalents or US government securities. The Manager believes that such an allocation can help protect against sudden market downturns that could erode capital, especially if they occur when income is withdrawn.

Q:	Can I take full advantage of Seligman Time Horizon Matrix by simply investing in the Funds?

A:

You may implement a Seligman Time Horizon Matrix asset allocation strategy by investing directly in the Funds rather than investing separately in each of the Underlying Funds. However, the Funds will not automatically “migrate” their investments under the process described above. Nevertheless, the Series is flexibly designed so that each Fund may be combined with another Fund to take full advantage of Seligman Time Horizon Matrix. You can begin at any point in Seligman Time Horizon Matrix by buying a combination of two Funds. For example, if your investment goal is 15 years away, you could invest 50% of your total investment in the Growth Fund and the other 50% of your total investment in the Moderate Growth Fund (subject to the required minimum account balance in each Fund).

Similarly, migration can be accomplished by exchanging between each Fund within the Series or making additional investments in one or more of the Funds (subject to the required minimum account balance in each Fund). In the year following your initial investment described in the previous example, you could, through an exchange, allocate 40% of your investment to the Growth Fund and 60% to the Moderate Growth Fund. If you implemented on your own this reallocation process each year for five years, 100% of your assets would be invested in the Moderate Growth Fund. You could use a similar process to migrate from each of the other Funds (or combinations of the Funds) until you reach the Balanced Fund. You should be aware, however, that following a migration strategy by making exchanges between or among the Funds could result in short-term or long-term capital gains for federal income tax purposes that may not result if you did not implement this strategy.

Q:	Can I hold each Fund within the Series for as long as I want?

A:	Yes. You may hold a Fund for an extended period of time. To illustrate, an investor with an investment goal 20 years away may choose to invest in the Growth Fund and hold the Fund for 20 years. A “buy and hold” use of the Funds would provide an investor with a simple way to own one or more strategically diversified portfolios designed to seek to achieve specific investment objectives. For example, the Aggressive Growth Fund and the Growth Fund each can serve as a diversified growth portfolio for an investor seeking long-term capital appreciation. Similarly, the Moderate Growth Fund can be used by an investor seeking capital appreciation with less volatility than the Aggressive Growth Fund and the Growth Fund. Based on the Manager’s research, buying and holding the Funds (other than the Balanced Fund) would subject your investment to greater portfolio volatility on an annual basis than if a migration strategy were implemented by you. For example, the volatility of the asset allocation in the Growth Fund historically has been far greater than the volatility of the asset allocation in the Balanced Fund, especially over holding periods of five years or less. Such a potential exposure to increased portfolio volatility may be particularly detrimental for an investor who is close to, or ready to realize, an investment goal.

Q:	Why shouldn’t I just invest in the Underlying Funds directly?

A:	Investing in the Funds offers you the choice of turnkey convenience, simplicity and the benefits of the Manager’s on-going research. For example, your statements will detail only the Fund or Funds you invest in, rather than all of the individual Underlying Funds. Moreover, by using cash flows and periodic adjustments, the Manager will seek to maintain an investment in each of the Underlying Funds that is within the range of targeted allocations. By contrast, if you choose to invest directly in the Underlying Funds and do not elect to have the Manager automatically rebalance or migrate your investment, you would have to make these adjustments yourself or risk having your actual allocations among the Underlying Funds deviate from the recommended allocation due to the different investment results over time of the Underlying Funds. Again, the assets you invest in the Funds will not automatically migrate. You should note, however, that certain retirement programs sponsored by the Manager offer automatic migration for investors who directly purchase shares of the Underlying Funds.

Additional Information About the Funds’ Investment Strategies and Risks

As mentioned above, each Fund pursues its investment objective by investing a certain percentage of its assets in the Underlying Funds. Each Fund may also invest a portion of its net assets in US government securities or high-quality, short-term debt instruments. However, in order to maintain liquidity, to meet shareholder redemptions, or to respond to adverse market, economic, political or other conditions, each Fund may invest up to 100% of its assets in cash or cash equivalents. When a Fund’s assets are invested in such investments, the Fund may not be achieving its investment objective(s).

A Fund may purchase or sell shares of the Underlying Funds, US government securities and high-quality, short-term debt instruments to: (a) accommodate purchases and sales of its shares; (b) adjust the percentages of its assets invested in each of the Underlying Funds, US government securities and high-quality, short-term debt instruments in response to economic, market or other conditions, as well as changes in Seligman Time Horizon Matrix; and (c) modify the allocation of its assets among the Underlying Funds, US government securities and high-quality, short-term debt instruments toward the asset allocation ranges and targets specified above.

As described above, under normal conditions, the Manager intends periodically to reallocate each Fund’s investments in the Underlying Funds if a Fund’s actual allocation is outside its current asset allocation ranges on the reallocation date. This process may generate net capital gains (including short-term capital gains that are generally taxed to investors at ordinary income tax rates) to investors in the Funds. The Manager will seek to minimize the realization of net capital gains by allocating both positive and negative cash flows (realized from purchases and sales of Fund shares) in a manner that periodically moves the actual positions in the Underlying Funds toward the asset allocation ranges and targets described above.

However, the reallocation process may generate net capital gains for investors that are higher than the net capital gains ordinarily incurred by an investor through an asset allocation strategy that has broader investment ranges or an asset allocation strategy designed by the investor.

The Funds will indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Investors in the Funds may also bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying Funds that result in realization of ordinary income or taxable gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates).

Except for its fundamental policy, each Fund may change its principal strategies if the Series’ Board of Directors believes doing so is consistent with that Fund’s objective(s). In addition, the Underlying Funds, US government securities and short-term debt instruments in which each Fund may invest, the target allocations and ranges, and the investments in each Underlying Fund may be changed from time to time without shareholder approval. However, each Fund’s objective(s) and its fundamental policy may be changed only with shareholder approval.

Each Fund is subject to the risk that the asset allocation strategy used by the Manager may fail to produce the intended results. The historical data on which Seligman Time Horizon Matrix and Seligman Harvester are based involve performance of various asset classes. (See Appendix A.) Past performance, however, is not a guarantee of future performance. Moreover, the investments of the

Underlying Funds may differ significantly from the securities that comprise those asset classes, and there is a risk that the performance of the Underlying Funds will not be the same as the performance of those asset classes. Additionally, the allocation of each Fund’s assets among the Underlying Funds is based on model portfolios recommended by Seligman Time Horizon Matrix and Seligman Harvester at a specific point in time. The Funds will not migrate their investments among the Underlying Funds in accordance with Seligman Time Horizon Matrix. As a result, an investment in one or more of the Funds may not produce the same results as an investment directly in the Underlying Funds according to Seligman Time Horizon Matrix and the migration process described above. An attempt by an investor to replicate Seligman Time Horizon Matrix may be unsuccessful and may result in expenses and taxes greater than other types of investments, including investments in other mutual funds.

A Fund may not be able to pay redemption proceeds within the period stated in the Prospectus because of unusual market or other conditions or an unusually high volume of redemption requests.

There is no guarantee that investors will realize their investment goals by investing in one or more of the Funds. Investors should carefully consider the risks and tax consequences involved with an investment in one or more of the Funds.

A more complete description of the risks associated with the investment practices of the Underlying Funds is provided under “Principal Risks of the Underlying Funds” in this Prospectus, “Investment Strategies and Risks” in the Statement of Additional Information to this Prospectus and “Principal Risks” in each Underlying Fund’s Prospectus. The SAI and the Prospectuses for the Underlying Funds are incorporated by reference into this Prospectus and are available free of charge by telephoning 1-800-221-2450.

Management

On November 7, 2008, RiverSource Investments completed its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Series (on behalf of each Fund) and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Funds effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the RiverSource Family of Funds, which includes the “RiverSource” funds, “RiverSource Partners” funds, “Threadneedle” funds and the “Seligman” funds, and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

In managing the Funds, the Manager will have the authority to select and substitute Underlying Funds, subject to each Fund’s investment objectives and policies. This will subject the Manager to conflicts of interest in allocating each Fund’s assets among the various Underlying Funds because the fees payable to the Manager and/or its affiliates by some Underlying Funds are higher than those payable by other Underlying Funds and because the Manager and its affiliates are also responsible for managing, and receiving fees from, the Underlying

Funds. The Manager is also subject to a conflict because it will not receive a fee for assets of the Funds invested directly in US government securities and short-term debt instruments.

Effective November 7, 2008, the Funds pay RiverSource Investments a fee for managing their assets (Seligman no longer receives management fees effective November 7, 2008). The fees paid to RiverSource Investments are the same annual fee rates that were paid to Seligman prior to November 7, 2008. The management fee is equal to an annual rate of 0.10% of each Fund’s average daily net assets. In addition to the management fees assessed by each of the Funds, investors will indirectly bear the management fees charged by the Underlying Funds. However, no management fees, other than the management fee paid by the Funds, will be charged on each Fund’s investment

Affiliates of RiverSource Investments:

RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc. (the “distributor”):

A distributor of the Seligman mutual funds and the RiverSource Family of Funds; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Data Corp. (SDC):

The Fund’s transfer and shareholder service agent through on or about June 12, 2009; provides shareholder account services to the Fund at cost.

RiverSource Service Corporation (RSC):

The Fund’s transfer and shareholder service agent effective on or about June 13, 2009; provides or compensates others to provide transfer agency and shareholder services to the funds in the RiverSource Family of Funds.

Ameriprise Financial:

Provides or compensates others to provide administrative services to the RiverSource Family of Funds.

directly in individual US government securities and short-term debt instruments. This will result in an investor paying higher overall fees than if the investor purchased the Underlying Funds directly. For a description of the management fees charged by each of the Underlying Funds, please see the information contained under the caption “Management” in each Underlying Fund’s prospectus, each of which is incorporated by reference into this Prospectus and is available free of charge by telephoning 1-800-221-2450. The Manager is waiving its investment management fee and reimbursing certain expenses in order to limit such expenses. See “Past Performance of Funds” and “Fees and Expenses of the Funds.” Under the Management Agreement, the Funds also pay taxes, brokerage commissions, and nonadvisory expenses.

On July 29, 2008, the Series’s Board met to discuss, prior to shareholder approval, the Management Agreement between the Series (on behalf of each Fund) and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement on behalf of each Fund was included in the Series’s proxy statement, dated August 27, 2008, and is available in the Series’s annual shareholder report for the year ended December 31, 2008.

Portfolio Management

Mr. Charles W. Kadlec is the Portfolio Manager of the Funds since their inception. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix and Seligman Harvester. He is also Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc.

Mr. Gary Terpening provides assistance in managing the Funds through his research and contributions to investment decisions with respect to the design of the overall asset allocations.

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Funds.

Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolves all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and SAIs. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

The Underlying Funds

Investment Objectives and Principal Strategies of the Underlying Funds

Each Fund invests a substantial portion of its assets in the Underlying Funds. Accordingly, each Fund’s performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to meet their objective(s). There can be no assurance that the investment objective(s) of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered by this Prospectus.

Each Underlying Fund has its own investment objective(s) and principal strategies. In addition, each Underlying Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent a Fund from achieving its objective(s).

Except for each Underlying Fund’s fundamental policies, each Underlying Fund may change its principal strategies if that Underlying Fund’s Board of Directors or Trustees believes doing so is consistent with the Underlying Fund’s objective(s).

Other than the Global Real Estate Fund (which requires only its Board’s approval), each Underlying Fund’s investment objective(s) and its fundamental policies may be changed only with approval of that Underlying Fund’s shareholders.

Each Underlying Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase each Underlying Fund’s expenses and, therefore, each Fund’s expenses. There may also be adverse tax consequences for investors (such as the Funds) in each Underlying Fund due to an increase in net short-term capital gains.

The table below summarizes the investment objective(s) and primary investments of the Underlying Funds. For a description of the principal strategies of the Underlying Funds, please see “Investment Objectives/Principal Strategies” in each Underlying Fund’s Prospectus, each of which is incorporated by reference into this Prospectus and is available free of charge by telephoning 1-800-221-2450.

UNDERLYING FUND	INVESTMENT OBJECTIVE(S)	PRIMARY INVESTMENTS
Seligman Capital Fund	Capital appreciation	Common stock of medium-sized US companies
Seligman Cash Management Fund	Preservation of capital and maximization of liquidity and current income	US dollar-denominated high-quality money market instruments, including obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper and short-term corporate debt securities, and repurchase agreements with respect to these types of instruments
Seligman Common Stock Fund	Total return through a combination of capital appreciation and current income	Common stock of larger companies diversified among a number of industries
Seligman Communications and Information Fund	Capital gain	Common stock of companies operating in the communications, information and related industries

UNDERLYING FUND	INVESTMENT OBJECTIVE(S)	PRIMARY INVESTMENTS
Seligman Core Fixed Income Fund	High current income consistent with prudent exposure to risk and, secondly, capital appreciation	Investment grade fixed-income securities
Seligman Frontier Fund	Growth of capital. Income may be considered but is incidental to the Fund’s investment objective	Common stock of small US companies
Seligman Growth Fund	Long-term capital appreciation	Common stock of large US companies, selected for their growth prospects
Seligman Emerging Markets Fund	Long-term capital appreciation	Common stock of companies that conduct their principal business activities in emerging markets
Seligman Global Smaller Companies Fund	Long-term capital appreciation	Common stock of smaller US and non-US companies
Seligman High-Yield Fund	High level of current income and may also consider the potential for capital appreciation consistent with prudent investment management	Non-investment grade, high-yield securities (many of which are commonly known as “junk bonds”)
Seligman International Growth Fund	Long-term capital appreciation	Common stock of medium to large companies in the principal international markets
Seligman Large-Cap Value Fund	Long-term capital appreciation	Common stock of “value” companies (i.e., those companies believed by the Manager to be undervalued either historically, by the market, or by their peers) with large market capitalization at the time of purchase
Seligman LaSalle Global Real Estate Fund	Total return through a combination of current income and long-term capital appreciation

Concentrates its investments in the real estate industry, investing under normal market conditions at least 80% of its net assets in equity and equity-related securities issued by global real estate companies such as US real estate investment trusts (REITs) and similar

entities outside the US

Seligman LaSalle Monthly Dividend Real Estate Fund	High current income. Capital appreciation is a secondary objective	Concentrates its investments in the real estate industry, investing under normal circumstances at least 80% of its net assets in equity and equity-related securities issued by real estate companies, such as real estate investment trusts
Seligman Smaller-Cap Value Fund	Long-term capital appreciation	Common stock of “value” companies with smaller market capitalization at the time of purchase
Seligman U.S. Government Securities Fund	High level of current income consistent with prudent investment risk	US government securities which are debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government sponsored enterprises. These securities may or may not be backed by the full faith and credit of the US government

Principal Risks of the Underlying Funds

The following summarizes the principal risks associated with investments in the Underlying Funds. The summary is not intended to be exhaustive.

There can be no assurance that the investment objective(s) of any of the Underlying Funds will be achieved. Each Underlying Fund’s investments (both equity and fixed-income) may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them.

An investment in the Underlying Funds (including the Seligman Cash Management Fund) is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The US government does not guarantee the market value or the current yield of government securities. Each Underlying Fund’s net asset value, yield (if applicable) and total return will fluctuate and are not guaranteed by the US government. Although the Seligman Cash Management Fund seeks to preserve the value of an investment at $1.00 per share, it is possible that a Fund will lose money by investing in this Underlying Fund.

Certain of the Underlying Funds may actively and frequently trade securities in their respective portfolios to carry out their respective strategies. A high portfolio turnover rate increases transaction costs which may increase each such Fund’s expenses and lower yield. Frequent and active trading may cause adverse tax consequences for investors (such as the Funds) in the Underlying Funds due to an increase in short-term capital gains.

Equity-Related Risks

The following risks relate to investments in equity securities, including common stocks, securities convertible into common stocks, options and warrants. The Aggressive Growth Fund and the Growth Fund will invest most or all of their assets in Underlying Funds investing primarily in equity securities. The Moderate Growth Fund and the Balanced Fund will invest a substantial portion of their assets in Underlying Funds investing primarily in equity securities.

Securities of Larger-Capitalization Companies—Certain of the Underlying Funds invest in the stocks of large-capitalization companies. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of large-capitalization stocks may decline. This could adversely affect these Underlying Funds’ performance.

Securities of Smaller-Capitalization Companies—Certain of the Underlying Funds invest in the stocks of smaller-capitalization companies. Investments in smaller-capitalization companies typically involve greater risks than investments in larger-capitalization companies. Small-capitalization companies, as a whole, may have shorter operating histories, less experienced management and limited product lines, markets and financial and managerial resources. In addition, such companies may be thinly traded and therefore subject to greater price volatility. Also, such companies may be more vulnerable than larger-capitalization companies to adverse business or economic developments.

Securities of Mid-Capitalization Companies—Certain Underlying Funds invest in the stocks of mid-capitalization companies. These companies, to certain degrees, are subject to the risks associated with investments in large-capitalization companies and small-capitalization companies, each as described above.

Sector Volatility—Certain Underlying Funds may invest more heavily in certain industries or sectors believed to offer good investment opportunities. If any of these industries or sectors fall out of favor, performance may be negatively affected.

Seligman Communications and Information Fund concentrates its investments in companies in the communications, information and related industries. Therefore, it may be susceptible to factors affecting these industries and its net assets may fluctuate more than a fund that invests in a wider range of industries. In addition, the rapid pace of change within many of these industries tends to create a more volatile operating environment than in other industries.

Foreign Securities—Certain Underlying Funds invest in securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Emerging Markets Securities—Certain Underlying Funds invest in securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned and more recently organized than many US companies.

Real Estate-Related Risks

Risks of Real Estate Investments and REITs—Certain Underlying Funds invest in securities issued by real estate companies (including REITs and non-US entities tax and/or structured similar to REITs) and these may be subject to the risks associated with the direct ownership of real estate. These risks include declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other capital; overbuilding; lack of completion of developments or delays in completion; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws or other government regulations; costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; limitations on, or unavailability of, insurance on favorable economic terms; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; tenant bankruptcies and other credit problems; changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy; uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism; changes in interest rates; and legal, cultural or technological developments.

These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by an Underlying Fund and a decline in the value of its investments and, consequently, its share price. To the extent that an Underlying Fund’s investments are concentrated in particular geographical regions or types of real estate companies, it may be subject to certain of these risks to a greater degree.

The above factors may also adversely affect a borrower’s or a lessee’s ability or willingness to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associated with protecting its investments.

Equity REITs (those REITs that invest a majority of their assets in real property and derive their income primarily from rents) may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs (those

REITs that invest a majority of their assets in real estate mortgages and derive their income primarily from interest payments) may be affected by the quality of any credit extended, interest rates and refinancings. Further, REITs are dependent upon management skills and generally may not be diversified. As a result, performance of any REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. REITs are also subject to heavy cash flow dependency. REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended. Any such failure by a REIT held by an Underlying Fund could adversely affect the value of an investment in such Underlying Fund.

REITs have ongoing operating fees and expenses, which may include management, advisory and administration fees or expenses. These fees and expenses are borne by REIT shareholders, including an Underlying Fund.

Interest Rate Risk—Because investors generally look to real estate companies for a stream of income, the prices of real estate company shares may be more sensitive to changes in interest rates than are other equity securities.

Fixed-Income-Related Risks

The following risks relate to investments in fixed-income securities, including bonds, notes and mortgage-backed securities. The Moderate Growth Fund and the Balanced Fund will invest a significant portion of their assets in Underlying Funds that invest primarily in fixed-income securities.

Credit risk—The fixed-income securities of Underlying Funds may deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of fixed-income securities would not be able to make interest and/or principal payments. If the Under-

lying Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

Ratings by Fitch Ratings, Moody’s Investors Services and Standard & Poor’s Ratings Services are generally accepted measures of credit risk. However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future condition. Frequently there is a lag between the time the rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Market risk —Fixed-income securities in which the relevant Underlying Funds invest are traded principally by dealers in the over-the-counter market. Each Underlying Fund’s ability to sell securities it holds depends on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers.

Interest-Rate Risk—Generally, as interest rates rise, the value of fixed-income securities will decline. Conversely, if interest rates decline, the value of these securities will increase. This effect of interest rates is usually greater for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

Additionally, when interest rates are falling, the inflow of new money into the relevant Underlying Funds from their sale of shares will likely be invested in securities producing lower yields than the balance of the Underlying Fund’s assets, reducing the current yield of the Underlying Fund. In periods of rising interest rates, the opposite may be true. Certain Underlying Funds may invest in securities that are not guaranteed by the US government. These securities may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest. Certain

Underlying Funds may invest in securities backed by the full faith and credit of the US government. These securities are considered among the safest of fixed-income investments. However, the market value of such securities (and the market value of those securities not guaranteed by the US government), like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. Additionally, its yield will vary based on the yield of its portfolio securities.

High-Yield Securities—Certain Underlying Funds invest in higher-yielding, higher-risk, medium- and lower-quality securities (“High-Yield Securities”) that are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. High-Yield Securities can be and have been subject to higher volatility in yield and market value than securities of higher quality. The net asset value, yield and total return of Underlying Funds that invest in High-Yield Securities will fluctuate with fluctuations in these individual securities.

An economic downturn or a general fall in the price level (deflation) could adversely impact issuers’ ability to pay interest and repay principal and could result in issuers defaulting on such payments. The value of High-Yield Securities will be affected by market conditions relating to changes in prevailing interest rates. However, the value of these securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, these securities may decline in market value due to investors’ heightened concerns and perceptions over credit quality.

Certain High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market, economic or other conditions, the secondary market for these securities could contract further, causing Underlying Funds that invest in these securities difficulties in valuing and selling their securities.

Mortgage-Backed Securities—Certain Underlying Funds invest in mortgage-backed securities. These securities may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to these Underlying Funds for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to these Underlying Funds may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

Foreign Securities—Certain Underlying Funds invest in fixed-income securities of foreign issuers. These securities involve risks not associated with US investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

“Zero-Coupon” and “Pay-in-Kind” Securities—Certain Underlying Funds may purchase “zero- coupon” and “pay-in-kind” securities. These securities may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities will result in corresponding fluctuations and volatility in the net asset value of the shares of these Underlying Funds.

When-Issued or Forward Commitment Securities— Certain Underlying Funds may invest in securities on a when-issued or forward commitment basis, in which case delivery and payment take place after the date of the commitment to purchase the securities. Because the price to be paid and the interest rate that will be received on the securities are each fixed at the time these Underlying Funds enter into the commitment, there is a risk that yields available in the market when delivery takes place may be higher than the yields obtained on the securities. This would tend to reduce the value of these securities. In addition, the market value of these securities may fluctuate between the time these Underlying Funds commit to purchase the securities and the time of delivery of the securities.

Other Risks

Concentrated Portfolios—Certain Underlying Funds (e.g., Seligman Smaller-Cap Value Fund and Seligman Large-Cap Value Fund) hold securities of a small number of issuers. Consequently, if one or more of the securities held in each of their portfolios declines in value or underperforms relative to the market, it may have a greater impact on that Underlying Fund’s performance than if the Underlying Fund held securities of a greater number of issuers. Each of these Underlying Funds may experience more volatility, especially over the short-term, than a fund with a greater number of holdings.

Exchange-Traded Funds—Certain of the Underlying Funds invest in exchange-traded funds (“ETFs”). If an Underlying Fund invests in ETFs, shareholders would bear not only the Underlying Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Underlying Fund’s return will therefore be lower.

Illiquid Securities and Derivatives—Certain Underlying Funds invest in illiquid securities. Certain Underlying Funds may invest in derivatives, including, but not limited to, options, equity-linked securities, futures, swap agreements, options on futures and currencies, and currency forwards. These investments involve higher risk and subject the Underlying Funds to higher price volatility.

Non-Diversified Risk—Certain Underlying Funds are classified as “non-diversified”. This means that such an Underlying Fund may invest most of its assets in securities issued by or representing a small number of companies. As a result, such an Underlying Fund may be more susceptible to risks associated with these particular companies, or to a single economic, political or regulatory occurrence affecting these companies.

Repurchase Agreements—The Underlying Funds may invest in repurchase agreements. Repurchase agreements could involve certain risks in the event of default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Portfolio Turnover Risk—The Underlying Funds may actively and frequently trade securities in their respective portfolios to carry out their principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Underlying Fund’s expenses, and lower their return/yield, which would indirectly impact the Funds. Frequent and active trading may cause adverse tax consequences for investors in an Underlying Fund (such as the Funds) due to an increase in short-term capital gains.

For a more complete description of such risks, please refer to the Series’ SAI and “Principal Risks” section in each Underlying Fund’s Prospectus, each of which is incorporated herein by reference and is available free of charge by telephoning 1-800-221-2450.

Shareholder Information

This Shareholder Information section is effective on or about June 13, 2009.

RiverSource Family of Funds

The RiverSource Family of Funds (each individually a “fund” and, collectively, the “funds”) includes “RiverSource” funds, “RiverSource Partners” funds, “Seligman” funds and “Threadneedle” funds. (The RiverSource funds, RiverSource Partners funds and Threadneedle funds may be collectively referred to as the “RiverSource funds”.) The funds share the same Board of Directors/Trustees (the “Board”) and the same policies and procedures including those set forth in the service section of this prospectus. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or financial advisor should consider the combined market value of all funds in the RiverSource Family of Funds owned by the investor as defined under “Initial Sales Charge—Rights of Accumulation (ROA).”

Effective on or about June 13, 2009, the Seligman funds’ Class R shares will be renamed as Class R2 shares and the Seligman funds’ Class I shares (which are offered in a separate prospectus) will be renamed as Class R5 shares. The Funds of the Series do not offer these classes of shares.

Buying and Selling Shares

The funds are available directly and through broker-dealers, banks and other financial intermediaries or institutions (financial intermediaries), and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. Not all financial intermediaries offer the funds. Financial intermediaries that offer the funds may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the fund are held. Since the fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The fund and its service providers, including the distributor and the transfer agent, are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

Description of Share Classes

Investment Options—Classes of Shares

The funds offer different classes of shares. There are differences among the fees and expenses for each share class. See the “Fees and Expenses” table for more information. Not everyone is eligible to buy every share class. After determining which share classes you are eligible to buy, decide which share class best suits your needs. Your financial advisor can help you with this decision. The following table shows the key features of each share class. Not all funds offer all classes of shares.

Investment Options Summary

	Availability(a)	Initial Sales Charge	Contingent Deferred Sales Charge (CDSC)	Distribution and/or Service Fee(b)	Plan Administration Services Fee
Class A	Available to all investors.	Yes. Payable at time of purchase. Lower or no sales charge for larger investments.	No.(c)	Yes. 0.25%(i)	No.
Class B(d)(e)(f)	Available to all investors.	No. Entire purchase price is invested in shares of the fund.	Maximum 5% CDSC during the first year decreasing to 0% after six years.	Yes. 1.00%(i)	No.
Class C(f)	Available to all investors.	No. Entire purchase price is invested in shares of the fund.	1% CDSC may apply if you sell shares within one year after purchase.	Yes. 1.00%(i)	No.
Class I	Limited to qualifying institutional investors.	No.	No.	No.	No.
Class R2(g)	Limited to qualifying institutional investors.	No.	No.	Yes. 0.50%	Yes. 0.25%
Class R3	Limited to qualifying institutional investors.	No.	No.	Yes. 0.25%	Yes. 0.25%
Class R4	Limited to qualifying institutional investors.	No.	No.	No.	Yes. 0.25%
Class R5(h)	Limited to qualifying institutional investors.	No.	No.	No.	No.
Class W	Limited to qualifying discretionary managed accounts.	No.	No.	Yes. 0.25%(i)	No.
Class Y	Limited to qualifying institutional investors.	No.	No.	No.	Yes. 0.15%

(a)	See “Buying and Selling Shares, Determining which class of shares to purchase” for more information on availability of share classes and eligible investors. See “Buying and Selling Shares, Opening an Account” for information on minimum investment and account balance requirements.

(b)	For each of Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares and the servicing of shareholders. This plan has been reviewed and approved by the Board. Because these fees are paid out of fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

(c)	A 1% CDSC may be assessed on Class A shares sold within 18 months after purchase. See “Buying and Selling Shares, Sales Charges, Class A—contingent deferred sales charge” for more information. For all funds except money market funds.

(d)	Class B shares automatically convert to Class A shares. See “Buying and Selling Shares, Sales Charges, Class B and Class C—CDSC alternative” for more information on the timing of conversion of Class B shares to Class A shares. Timing of conversion will vary depending on the date of your original purchase of the Class B shares.

(e)	Class B shares of RiverSource Absolute Return Currency and Income Fund are only available for exchanges from Class B shares of another fund in the RiverSource Family of Funds. Class B shares of each of RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund are closed to new investors and new purchases. (Existing shareholders in these funds may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of these funds are maintained.)

(f)	The money market funds may offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively.

(g)	Effective on or about June 13, 2009, the Seligman funds’ Class R shares will be renamed as Class R2 shares.

(h)	Effective on or about June 13, 2009, the Seligman funds’ Class I shares will be renamed as Class R5 shares.

(i)	For RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund, Class A is 0.10%. For RiverSource Cash Management Fund, Class B is 0.85%, Class C is 0.75% and Class W is 0.10%.

Distribution and Service Fees

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These expenses include payment of distribution and/or shareholder servicing fees to financial intermediaries that sell shares of the fund or provide services to fund shareholders, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25%* of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Financial intermediaries also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the fund’s distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial intermediaries, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor. If you maintain shares of the fund directly with the fund, without working directly with a financial intermediary or financial advisor, distribution and service fees may be retained by the distributor as reimbursement for incurring certain distribution and shareholder servicing related expenses.

Plan Administration Fee

Class R2, Class R3, Class R4 and Class Y shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the respective class. The fee for Class Y shares is equal on an annual basis to 0.15% of average daily net assets attributable to the class.

Determining which class of shares to purchase

Each of the fund’s classes represent an interest in the same portfolio of investments. However, as set forth above, each class has its own sales charge schedule, and its ongoing distribution and shareholder service fees may differ from other classes. When deciding which class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in the fund or another fund in the RiverSource Family of Funds.

*	For RiverSource Cash Management Fund, financial intermediaries receive fees up to 0.10% of the average daily net assets of Class A, Class B and Class W shares sold and held through them.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your authorized financial intermediary or financial advisor will be able to help you decide which class of shares best meets your needs.

Class A, Class B and Class C shares*

Class B shares of RiverSource Absolute Return Currency and Income Fund are not currently available for new purchases. However, if you own class B shares of another fund in the RiverSource Family of Funds, you may exchange into Class B shares of RiverSource Absolute Return Currency and Income Fund, if you meet the minimum investment and account balance requirements set forth in “Opening an Account,” subject to the limitations set forth in this section. New purchases of Class B shares will not be permitted if your rights of accumulation are $50,000 or higher, and new purchases of Class C shares will not be permitted if your rights of accumulation are $1,000,000 or higher. See “Sales Charges, Initial Sales Charge—Rights of Accumulation” for information on rights of accumulation.

Class B shares have a higher annual distribution fee than Class A shares and a contingent deferred sales charge (CDSC) for six years. Class B shares convert to Class A shares. Class B shares purchased through reinvested dividends and distributions will convert to Class A shares in the same proportion as the other Class B shares. See “Class B and Class C—CDSC alternative” for information on timing of Class B share conversion to Class A shares.

Class C shares have a higher annual distribution fee than Class A shares and a CDSC for one year. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A shares. As a result, you will pay a distribution fee for as long as you hold Class C shares.

If you choose a share class with a CDSC (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial intermediary or financial advisor.

Class I shares.

The following eligible investors may purchase Class I shares:

■	Any fund distributed by the distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of funds in the RiverSource Family of Funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Class R and Class Y shares.

The following eligible institutional investors may purchase Class R2, Class R3, Class R4, Class R5 and Class Y shares:

■	Qualified employee benefit plans.

■	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

*	For money market funds, new investments must be made in Class A shares of the fund. The fund offers Class B and Class C shares only to facilitate exchanges between classes of these shares in other funds.

■	Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

■	State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

■	Health Savings Accounts created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

■	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds in the RiverSource Family of Funds).

■	Bank trust departments.

Class R and Class Y shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Class W shares.

The following eligible investors may purchase Class W shares:

■	Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.

In addition, for Class I, Class R, Class W and Class Y shares, the distributor, in its sole discretion, may accept or authorize financial intermediaries to accept investments from other purchasers not listed above.

Please consult your financial advisor for assistance in selecting the appropriate class of shares. For more information, see the SAI.

Sales Charges

Money Market Funds.

Fund investors pay various expenses. The table below describes the fees that you may pay if you buy and hold shares of a money market fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I Class R2 Class R5 Class W Class Y
Maximum Sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) imposed on sales (as a percentage of offering price at time of purchase)	None	5%	1%	None

Non-Money Market Funds

Class A—Initial sales charge alternative:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. The distributor retains the full sales charge you pay when you purchase shares of the fund directly from the fund (not through an authorized financial intermediary). Sales charges vary depending on the amount of your purchase.

Initial sales charge(a) for Class A shares

For equity funds and funds-of-funds (equity)

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	5.75%	6.10%	5.00%
$50,000–$99,999	4.75	4.99	4.00
$100,000–$249,999	3.50	3.63	3.00
$250,000–$499,999	2.50	2.56	2.15
$500,000–$999,999	2.00	2.04	1.75
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

For fixed income funds except those listed below and funds-of-funds (fixed income)

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	4.75%	4.99%	4.00%
$50,000–$99,999	4.25	4.44	3.50
$100,000–$249,999	3.50	3.63	3.00
$250,000–$499,999	2.50	2.56	2.15
$500,000–$999,999	2.00	2.04	1.75
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

For RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	3.00%	3.09%	2.50%
$50,000–$99,999	3.00	3.09	2.50
$100,000–$249,999	2.50	2.56	2.15
$250,000–$499,999	2.00	2.04	1.75
$500,000–$999,999	1.50	1.52	1.25
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

(a)	Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.

(d)	For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sales commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See “Initial Sales Charge—Waivers of the sales charge for Class A shares” for employee benefit plan eligibility rules.

There is no initial sales charge on reinvested dividends or capital gain distributions.

Initial Sales Charge—Rights of Accumulation (ROA). You may be able to reduce the sales charge on Class A shares, based on the combined market value of accounts in your ROA group. Your ROA group includes the current market values of the following investments which are eligible to be added together for purposes of determining the sales charge on your next purchase:

■	Your current investment in a fund; and

■

Previous investments you and members of your household have made in Class A, Class B or Class C shares in the fund and other funds in the RiverSource Family of Funds, provided your investment was subject to a sales charge. Your household consists of you, your spouse or domestic partner and your unmarried children under age 21, all of whom share a mailing address.

The following accounts are eligible to be included in your ROA group in order to determine the sales charge on your purchase:

■	Individual or joint accounts;

■	Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

■	UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

■	Revocable trust accounts for which you or a member of your household, individually, is the beneficial owner/grantor;

■	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; and

■

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in your ROA group in order to determine the sales charge on your purchase:

■

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

■	Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

■	Investments in Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

■	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

■	Charitable and irrevocable trust accounts.

If you purchase fund shares through different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform your financial intermediary in writing about the other accounts when placing your purchase order. Contact your financial intermediary to determine what information is required.

Unless you provide your financial intermediary in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

For more information on ROA, please see the SAI.

Initial Sales Charge—Letter of Intent (LOI). Generally, if you intend to invest $50,000 or more (including any existing ROA) over a period of up to 13 months, you may be able to reduce the front-end sales charge(s) for investments in Class A shares by completing and filing an LOI. The required form of LOI may vary by financial intermediary. Existing ROA can be included in your LOI. Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI. Five percent of the commitment amount will be placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow.

Existing ROA Example. Shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares (any non-money market fund in the RiverSource Family of Funds) in order to fulfill the LOI commitment and receive reduced front-end sales charge(s) over the next 13 months.

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial intermediary provide this information to the fund when placing your purchase order. For more detail on LOIs, please contact your financial intermediary or see the SAI.

Initial Sales Charge—Waivers of the sales charge for Class A shares. Sales charges do not apply to:

■

current or retired Board members, officers or employees of the funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■

current or retired Ameriprise Financial Services, Inc. financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■

registered representatives and other employees of affiliated or unaffiliated financial intermediaries having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■	portfolio managers employed by subadvisers of the funds, including their spouses or domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■	partners and employees of outside legal counsel to the funds or the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees.

■	direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

■	purchases made:

■	with dividend or capital gain distributions from a fund or from the same class of another fund in the RiverSource Family of Funds;

■

through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee that has, or that clear trades through a financial intermediary that has, a selling agreement with the distributor;

■	through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

■	through bank trust departments.

■	separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11).

■	purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b) which:

■	have at least $1 million in plan assets at the time of investment; and

■	have a plan level or omnibus account that is maintained with the fund or its transfer agent; and

■	transact directly with the fund or its transfer agent through a third party administrator or third party recordkeeper.

For more information regarding waivers of sales charge for Class A purchases, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional classes of investors. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial intermediary with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

Because the current prospectus is available on the funds’ website (for RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com free of charge, information regarding breakpoint discounts is not separately disclosed on the website.

Class A—contingent deferred sales charge

For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to an authorized financial intermediary effecting the purchase, a 1% CDSC may be charged if you sell your shares within 18 months after purchase. A CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC—Waivers of the CDSC for Class A shares. The CDSC will be waived on sales of shares:

■	to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

■	purchased through reinvestment of dividends and capital gain distributions.

■	in the event of the shareholder’s death.

■	from a monthly, quarterly or annual systematic redemption plan of up to an annual amount of 12% of the account value on a per fund basis.

■	in an account that has been closed because it falls below the minimum account balance.

■	that result from required minimum distributions taken from retirement accounts upon the shareholders attainment of age 70 1/2.

■	that result from returns of excess contributions or excess deferral amounts made to a retirement plan participant.

■	of RiverSource funds purchased prior to Dec. 1, 2008.

■	initially purchased by an employee benefit plan that is not connected with a plan level termination.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

Class B and Class C—CDSC alternative

The money market funds (except RiverSource Tax-Exempt Money Market Fund) offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively. For example, if you own Class B or Class C shares of another fund, but want to hold your money in a money market fund, you may exchange into Class B or Class C shares of a money market fund. Funds that offer Class B and

Class C shares have limitations on the amount you may invest in those share classes. If you are considering purchasing Class B or Class C shares of a fund, please see the prospectus for that fund for any effective purchase limitations.

Although you may not purchase Class B and Class C shares of the money market funds directly, if you exchange into Class B or Class C shares of a money market fund from another fund, you will be subject to the rules governing CDSC set forth in this section.

To minimize the amount of CDSC you may pay when you sell your shares, the fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to CDSC) are sold first. Shares that have been in your account long enough so that they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest).

For Class B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline over time:

If the sale is made during the:	The CDSC percentage rate is:*
First year	5%
Second year	4%
Third year	3%**
Fourth year	3%
Fifth year	2%
Sixth year	1%
Seventh or eighth year	0%

*	Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

**	For shares purchased in a RiverSource fund prior to June 12, 2009, the CDSC percentage for the third year is 4%.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

You may not make additional purchases of Class B shares if your ROA exceeds $49,999.99.

Class B shares purchased in a RiverSource fund prior to May 21, 2005 age on a calendar year basis. Class B shares purchases made in a RiverSource fund beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on

Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Class B shares purchased in a RiverSource fund beginning May 21, 2005 and Class B shares purchased in a Seligman fund beginning June 13, 2009 will convert to Class A shares one month after the completion of the eighth year of ownership.

For Class C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Al-

though there is no front-end sales charge when you buy Class C shares, the distributor pays a total amount up to 1% (including sales commission and advance of service fees) to financial intermediaries that sell Class C shares. See “Buying and Selling Shares—Distribution and Service Fees.” A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares. You may not make additional purchases of Class C shares if your ROA exceeds $999,999.99.

For both Class B and Class C shares, the amount of any CDSC you pay will be based on the lower of the original purchase price of those shares or current net asset value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC—Waivers of the CDSC for Class B shares. The CDSC will be waived on sales of shares:

■	in the event of the shareholder’s death.

■	that result from required minimum distributions taken from retirement accounts upon the shareholders’ attainment of age 70 1/2.

■	sold under an approved substantially equal periodic payment arrangement.

■	by certain other investors, including certain institutions as set forth in more detail in the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

CDSC—Waivers of the CDSC for Class C shares. The CDSC will be waived on sales of shares:

■	in the event of the shareholder’s death.

■	to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

■	that result from required minimum distributions taken from retirement accounts upon the shareholders’ attainment of age 70 1/2.

■	initially purchased by an eligible employee benefit plan that are not connected with a plan level termination.

■	by certain other investors, including certain institutions as set forth in more detail in the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y—No Sales Charge. For each of Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y there is no initial sales charge or CDSC.

The fund’s Board believes that no conflict of interest currently exists between the fund’s classes of shares. On an ongoing basis, the Board, in the exercise of its fiduciary duties, seeks to ensure that no such conflicts arise.

Opening an Account

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the fund or the financial intermediary through which you are investing in the fund may not be able to open an account for you. If the fund or the financial intermediary through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial intermediary. Any applicable sales charge will be added to the purchase price for Class A shares.

You may establish and maintain your account with an authorized financial intermediary or directly with the fund. The fund may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts established with the fund will be supported by the fund’s transfer agent.

Methods of Purchasing Shares

These methods of purchasing shares generally apply to Class A, Class B, and Class C shares.

Class B shares of RiverSource Absolute Return Currency and Income Fund is currently closed to investors for new purchases. Class B shares for RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund are closed to new investors and new purchases. Existing shareholders in these funds may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of these funds are maintained.

Account established with your financial intermediary

All requests	The financial intermediary through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

Account established with the fund

By mail

You or the financial intermediary through which you buy shares may establish an account with the fund. To establish an account in this fashion, complete a fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained (for Riversource funds) at riversource.com/funds or (for Seligman funds) at seligman.com or may be requested by calling (800) 221-2450. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to:

Regular Mail	RiverSource Family of Funds c/o Boston Financial P.O. Box 8041 Boston, MA 02266-8041

Express Mail	RiverSource Family of Funds c/o Boston Financial 30 Dan Road Canton, MA 02021-2809

If you already have an account, include your name, account number, and the name of the fund and class of shares you wish to purchase along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

By wire or ACH

Fund shares purchased in an account established and maintained with the fund may be paid for by federal funds wire. Before sending a wire, call (800) 221-2450 to notify the fund’s transfer agent of the wire and to receive further instructions.

If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application. Your bank or financial intermediary may charge additional fees for wire transactions.

By exchange	Call (800) 221-2450 or send signed written instructions to the address above.

Minimum Investment and Account Balance

	For all funds, classes and accounts except those listed to the right (nonqualified)	Tax qualified accounts	RiverSource 120/20 Contrarian Equity Fund; Threadneedle Global Extended Alpha Fund; RiverSource Absolute Return Currency and Income Fund	RiverSource Disciplined Small Cap Value Fund; RiverSource Floating Rate Fund; RiverSource Inflation Protected Securities Fund	Class W
Initial investment	$2,000	$1,000	$10,000	$5,000	$ 500
Additional investments	$100	$100	$100	$100	None
Account balance*	$1,000	None	$5,000	$2,500	$500

*	If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

Minimum Investment and Account Balance—scheduled investment plans

	For all funds, classes and accounts except those listed to the right (nonqualified)		Tax qualified accounts		RiverSource 120/20 Contrarian Equity Fund; Threadneedle Global Extended Alpha Fund; RiverSource Absolute Return Currency and Income Fund	RiverSource Disciplined Small Cap Value Fund; RiverSource Floating Rate Fund; RiverSource Inflation Protected Securities Fund	Class W
Initial investment	$100	(a)	$ 100	(b)	$10,000	$5,000	$500
Additional investments	$100		$50		$100	$100	None
Account balance**	None	(b)	Non	e	$5,000	$2,500	$500

**	If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

(a)	Money Market Funds—$2,000

(b)	Money Market Funds—$1,000

These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial intermediary for information regarding wire or electronic funds transfer.

Important: Payments sent by electronic fund transfers (ACH), a bank authorization or check that are not guaranteed may take up to 14 days to clear. If you request a sale within 14 days of purchase, this may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

Exchanging or Selling Shares

You may exchange or sell shares by having your financial intermediary process your transaction. If you maintain your account directly with your financial intermediary, you must contact that financial intermediary to exchange or sell shares of the fund. If your account was established with the fund, there are a variety of methods you may use to exchange or sell shares of the fund.

Ways to Request an Exchange or Sale of Shares

Account established with your financial intermediary

All requests	You can exchange or sell shares by having your financial intermediary process your transaction. The financial intermediary through which you purchased shares may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Account established with the fund

By mail	Mail your exchange or sale request to:

	Regular Mail	RiverSource Family of Funds
c/o Boston Financial
P.O. Box 8041
Boston, MA 02266-8041

	Express Mail	RiverSource Family of Funds
c/o Boston Financial
30 Dan Road
Canton, MA 02021-2809

Include in your letter:

■	your name

■	the name of the fund(s)

■	your account number

■	the class of shares to be exchanged or sold

■	your Social Security number or Employer Identification number

■	the dollar amount or number of shares you want to exchange or sell

■	specific instructions regarding delivery or exchange destination

■	signature(s) of registered account owner(s)

■	any special documents the transfer agent may require in order to process your order

Corporate, trust or partnership accounts may need to send additional documents.

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

A Medallion Signature Guarantee is required if:

■	Amount is over $50,000.

■	You want your check made payable to someone other than the registered account owner(s).

■	Your address of record has changed within the last 30 days.

■	You want the check mailed to an address other than the address of record.

■	You want the proceeds sent to a bank account not on file.

■	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial intermediary providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

Note: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

Call (800) 221-2450. Unless you elect not to have telephone exchange and sale privileges, they will automatically be available to you. Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests. Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate, qualified retirement accounts and trust accounts which the current trustee is not listed. You may request that these privileges NOT apply by writing to the address above.

Payment will be mailed to the address of record and made payable to the names listed on the account.

Telephone sale requests are limited to $50,000 per day.

By wire or ACH

You can wire money from your fund account to your bank account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip.

Call (800) 221-2450 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

A service fee may be charged against your account for each wire sent.

Minimum amount:

by ACH: $100

by wire: $500

Your bank or financial intermediary may charge additional fees for wire transactions.

By scheduled payout plan	You may elect to receive regular periodic payments through an automatic sale of shares. See the SAI for more information.

Check Redemption Service

Class A shares of the money market funds offer check writing privileges. If you have $2000 in a money market fund, you may request checks which may be drawn against your account. You can elect this service on your initial application, or, thereafter. Call (800) 221-2450 for the appropriate forms to establish this service. If you own Class A shares that were both in another fund at NAV because of the size of the purchase, and then exchanged into a money market fund, check redemptions may be subject to a CDSC.

Exchanges

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered fund in the RiverSource Family of Funds without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You may be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

If you hold your fund shares in an account with Ameriprise Financial Services, you may have limited exchangeability within the RiverSource Family of Funds.

Market Timing

Short-term trading and other so-called market timing practices are frequent trading practices by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund’s performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund’s transaction costs.

For a fund organized as a fund-of-funds, its assets consist primarily of shares of the underlying funds in which it invests. The underlying funds may be more susceptible to the risks of market timing. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers who seek to take advantage of inefficiencies in the securities markets. Funds and the underlying funds that invest in securities that trade on overseas securities markets may be vulnerable to market timers who seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets, which is generally the time at which a fund’s NAV is calculated. To the extent that a fund or underlying fund has significant holdings of small cap stocks, floating rate loans, high yield bonds, tax-exempt securities or foreign securities, the risks of market timing may be greater for the fund than for other funds. See “Principal Investment Strategies” for a discussion of the types of securities in which your fund invests. See “Pricing and Valuing of Fund Shares” for a discussion of the funds’ policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

The funds’ Board has adopted a policy that is designed to detect and deter market timing that may be harmful to the funds. Each fund seeks to enforce this policy through its service providers as follows:

■

The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging or other purchase and exchange transactions not believed to be inconsistent with the best interest of fund shareholders or the Board’s policy. The fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares and where the shares are maintained. Under the fund’s procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund may seek the assistance of financial intermediaries in applying similar restrictions on their participants or clients. The fund’s ability to monitor and discourage abusive trading practices in omnibus accounts is more limited.

■

The fund may rely on the monitoring policy of a financial intermediary, for example, a retirement plan administrator or similar financial intermediary authorized to distribute the funds, if it determines the policy and procedures of such financial intermediaries are sufficient to protect the fund and its shareholders.

■

If an investor’s trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor’s exchange privilege or reject the investor’s purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

■

Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

■	Exchanges must be made into the same class of shares of the share class being exchanged out of.

■	Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

■	If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

■	Once the fund receives your exchange request, you cannot cancel it after the market closes.

■	Shares of the purchased fund may not be used on the same day for another exchange or sale.

■	New investments in Class A shares of a money market fund may be exchanged for either Class A, Class B or Class C shares of any other publicly offered fund in the RiverSource Family of Funds.

■

If you exchange shares from Class A shares of a money market fund to another fund in the RiverSource Family of Funds, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market fund into Class B shares of another fund in the RiverSource Family of Funds, you may not exchange from Class B shares of that fund back to Class A shares of a money market fund. Exchange rules for money market funds are illustrated in the following tables.

■

Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

■

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original fund and ends when you sell the shares of the fund you exchanged to.

To Other Funds
From a Money Market Fund	Class A	Class B	Class C
Class A	Yes	Yes	Yes
Class B	No	Yes	No
Class C	No	No	Yes

To a Money Market Fund
From Other Funds	Class A	Class B	Class C
Class A	Yes	No	No
Class B	No	Yes	No
Class C	No	No	Yes

If your initial investment was in a money market fund and you exchange into an equity or fixed income fund, you will pay an initial sales charge if you exchange into Class A and be subject to a CDSC if you exchange into Class B or Class C.

If your initial investment was in Class A shares of an equity or fixed income fund and you exchange shares into a money market fund, you may exchange that amount to another fund, including dividends earned on that amount, without paying a sales charge.

Selling Shares

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Repurchases. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of a fund in the RiverSource Family of Funds. If your original purchase was in Class A or Class B, you may use all or part of the sale proceeds to purchase new Class A shares in any fund account linked together for ROA purposes. Your repurchase will be in Class A shares at NAV, up to the amount of the sale proceeds. For a Class A repurchase on shares that were originally charged a CDSC, the amount of the CDSC will be reinvested at the NAV on the date the repurchase is processed. Repurchases of Class B shares will also be in Class A shares at NAV. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

In order for you to take advantage of this repurchase waiver, you must notify your financial intermediary or the fund’s transfer agent if your account is held at the fund within 90 days of the date your sale request was processed. Contact your financial intermediary for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

If you sold shares of a Seligman fund on or before February 3, 2009 and wish to repurchase shares, you have the option of taking advantage of the current repurchase policy (described above) within 90 days of the date your sale request was processed, or you may use all or part of your sale proceeds to purchase shares of the fund you sold or any other fund in the RiverSource Family of Funds without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC, within 120 days of the date your sale request was processed. Contact your financial intermediary or, if you opened an account directly with the fund, the transfer agent, for more information on the required documentation to complete a repurchase transaction.

The fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

Pricing and Valuing of Fund Shares

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

The NAV is the value of a single share of the fund. The NAV is determined by dividing the value of the fund’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. For a fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund or underlying fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund’s or underlying fund’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund or an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund’s or an underlying fund’s securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund’s or underlying fund’s shares may change on days when shareholders will not be able to purchase or sell the fund’s or underlying fund’s shares.

For money markets funds—The fund’s investments are valued at amortized cost, which approximates market value, as explained in the SAI. Although the fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

The Underlying Funds owned by the Funds are valued at their respective net asset values. For information on the valuation of the securities held in each Underlying Fund’s portfolio, including the valuation of individual US government securities and short-term debt instruments held by the Funds, as well as circumstances under which fair value pricing will be utilized, please see the Underlying Funds’ Prospectus (Seligman US Government Securities Fund Prospectus and Seligman Cash Management Fund’s Prospectus for individual US government securities and short-term debt instruments), each of which is incorporated by reference into this Prospectus and is available free of charge by telephoning 1-800-221-2450.

Distributions and Taxes

As a shareholder you are entitled to your share of your fund’s net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

Dividends and Capital Gain Distributions

Each Fund generally will pay any dividends from its net investment income and distribute any net capital gains realized on investments at least annually (the Balanced Fund generally will pay dividends from its net investment income on a monthly basis). Because each Fund may purchase or sell the Underlying Funds, US government securities and short-term debt instruments to: (a) accommodate sales of its shares; (b) adjust the percentages of its assets invested in each of the Underlying Funds, US government securities and short-term debt instruments in response to economic, market or other conditions, as well as changes in Seligman Time Horizon Matrix; and (c) modify the allocation of its assets among the Underlying Funds, US government securities and short-term debt instruments toward the asset allocation ranges and targets specified herein, each Fund may generate net capital gains (including short-term capital gains that are generally taxed to shareholders at ordinary income tax rates) for investors that may be higher than the net capital gains ordinarily incurred by an investor through an investment in another asset allocation fund that has broader investment ranges or an asset allocation strategy designed by the investor. In addition, due to federal income tax laws, each Fund may not fully realize capital losses (to offset capital gains) from the sale of the Underlying Funds at a loss.

Your fund’s net investment income is distributed to you as dividends. Dividends may be composed of qualified dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include dividends which are non-qualified dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualified dividend income. Generally, capital gains are realized when a security is sold for a higher price than was paid for it. Generally, capital losses are realized when a security is sold for a lower price than was paid for it. Typically, each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains, if any, are included in net investment income and are taxable as ordinary income when distributed to the shareholder. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. If the fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to the shareholders to the extent of their basis in their shares. A return of capital will generally not be taxable; however, any amounts received in excess of basis are treated as capital gain. Forms 1099 sent to shareholders report any return of capital.

Certain derivative instruments subject the fund to special tax rules, the effect of which may be to accelerate income to the fund, defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The REITs and other real estate companies (domestic and foreign) in which certain Underlying Funds (including Seligman LaSalle Monthly Dividend Real Estate Fund and Seligman LaSalle Global Real Estate Fund) invest may not provide complete tax information as to the tax character of the dividends distributed by these companies (e.g., income, capital gain or return of capital), until after the calendar year end. Consequently, because of such delay, it may be necessary for any of the Funds that invest in these Underlying Funds to request permission to extend the deadline for the issuance of a Form 1099-DIV until after January 31 or to issue a revised Form 1099-DIV after January 31.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial intermediary through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

Taxes

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. Generally, if you sell shares for less than their cost, the difference is a capital loss or if you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss or reduce a tax gain, based on paying a sales charge, by exchanging shares before the 91st day after the day of purchase. If you buy Class A shares and exchange into another fund before the 91st day after the day of purchase, you may not be able to include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

REITs often do not provide complete tax information until after the calendar year-end; generally mid to late January and continuing through early February. Consequently, if your fund has significant investments in REITs, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are generally mailed in January.

For taxable funds. Distributions related to shares not held in IRAs or other retirement accounts are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Shares held in an IRA or qualified retirement account are generally subject to different tax rules. Taking a distribution from your IRA or qualified retirement plan may subject you to federal taxes, withholding, penalties and reporting requirements. Please consult your tax advisor.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

For tax-exempt funds. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes and potentially the alternative minimum tax. Dividends distributed from net capital gains, if any, and other income earned are not exempt from federal income taxes. Any taxable distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum tax. To the extent the fund earns such income, it will flow through to its shareholders and may affect those shareholders who are subject to the alternative minimum tax. See the SAI for more information.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

For a fund organized as a fund-of-funds, because most of the fund’s investments are shares of underlying funds, the tax treatment of the fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the fund invested directly in the types of securities held by the underlying funds or the fund shareholders invested directly in the underlying funds. As a result, fund shareholders may recognize higher amounts of capital gain distributions or ordinary income dividends than they otherwise would.

Important: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Automatic Migration. As discussed elsewhere in this Prospectus, you may wish to migrate your investments over time from a longer-term Fund to a shorter-term Fund in an effort to seek to reduce the volatility of your portfolio. You and an authorized dealer or your financial advisor may implement migration by making annual exchanges between Funds. Alternatively, you may elect to have the annual exchanges performed automatically by SDC. There is no fee for this service. If you elect automatic migration, a reminder notice will be sent to an authorized dealer or your financial advisor each year approximately 30 days before the automatic exchange date. Please note that you will need to have a minimum aggregate investment in the Funds (calculated at the time the service is commenced) of no less than $10,000 to participate in automatic migration. You should check with your financial and/or tax advisor about the possible tax consequences of migration. Of course, you can withdraw from automatic migration at any time.

To enroll in the automatic migration feature, please call 1-800-221-2450.

General Information

Availability and Transferability of Fund Shares

Please consult with your financial intermediary to determine the availability of the funds. The funds may only be purchased or sold directly or through financial intermediaries authorized by the distributor to offer the funds. Not all financial institutions are authorized to sell the RiverSource Family of Funds and certain financial intermediaries that offer the RiverSource Family of Funds may not offer all funds on all investment platforms. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the distributor, you will not be able to transfer fund holdings to that account. In that event, you must either maintain your fund holdings with your current financial intermediary, find another financial intermediary with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Additional Services and Compensation

In addition to acting as the fund’s investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor), provides underwriting and distribution services to the funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor reallows the remainder of these fees (or the full fee) to the financial intermediaries that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth under “Investment Options—Classes of Shares” and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See “Shareholder Fees (fees paid directly from your investment)” under “Fees and Expenses” for the scheduled sales charge of each share class. See “Buying and Selling Shares, Sales Charges” for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See “Other Investment Strategies and Risks” for the funds’ policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the funds. The funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation pays a portion of these fees to financial intermediaries that provide sub-recordkeeping and other services to fund shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

Plan Administration Services. Under a Plan Administration Services Agreement, the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Payments to Financial Intermediaries

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial intermediaries, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial intermediary may elevate the prominence or profile of the fund within the financial intermediary’s organization, and may provide the distributor and its affiliates with preferred access to the financial intermediary’s registered representatives or preferred access to the financial intermediary’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial intermediary’s pecuniary interest and its duties to its customers, for example, if the financial intermediary receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial intermediary or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial intermediary, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial intermediary, and the access the distributor or other representatives of the fund may have within the financial intermediary for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial intermediary and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial interme-

diary. Certain financial intermediaries require flat fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges—fees that a financial intermediary charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial intermediary (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial intermediaries and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of fund assets (from the RiverSource Family of Funds, in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial intermediary.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund. Financial institutions may separately charge you additional fees. See “Buying and Selling Shares.”

Additional Management Information

Affiliated Products. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as ‘‘affiliated products’’). These affiliated products, individually or collectively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

Cash Reserves. A fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the fund’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Fund’s Classes for the past five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during the periods. “Total Return” shows the rate that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes. The ratios of expenses and net investment income to average net assets do not reflect the expenses of Underlying Funds in which the Funds invest. If the Funds’ returns included sales charges, costs or taxes of the Funds as well as the expenses of the Underlying Funds, the Funds’ total returns would have been lower. Deloitte and Touche, LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Series’ financial statements, is included in the Series’ Annual Report, which is available upon request. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s Independent Registered Public Accounting Firm.

Aggressive Growth Fund

	CLASS A						CLASS B
	Year Ended December 31,						Year Ended December 31,
	2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$8.81	$8.27	$7.25	$6.56	$5.68		$8.42	$7.92	$6.95	$6.33	$5.53
Income (loss) from investment operations:
Net investment loss	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)		(0.07)	(0.09)	(0.09)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	(3.87)	1.11	1.23	0.72	0.91		(3.67)	1.06	1.18	0.70	0.87
Total from investment operations	(3.89)	1.08	1.20	0.69	0.88		(3.74)	0.97	1.09	0.62	0.80
Less distributions to shareholders:
Net realized short-term capital gains	—	(0.16)	(0.12)	—	—		—	(0.09)	(0.06)	—	—
Net realized long-term capital gains	(0.58)	(0.38)	(0.06)	—	—		(0.58)	(0.38)	(0.06)	—	—
Total distributions	(0.58)	(0.54)	(0.18)	—	—		(0.58)	(0.47)	(0.12)	—	—
Net asset value, end of year	$4.34	$8.81	$8.27	$7.25	$6.56		$4.10	$8.42	$7.92	$6.95	$6.33
Total Return	(45.80)%	12.86%	16.62%	10.52%	15.49%	#	(46.15)%	12.01%	15.76%	9.79%	14.47%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$6,343	$13,253	$9,007	$5,747	$4,230		$1,629	$4,133	$3,925	$3,001	$2,060
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.42%	0.51%		1.15%	1.15%	1.16%	1.18%	1.26%
Ratio of net investment loss to average net assets	(0.33)%	(0.29)%	(0.40)%	(0.42)%	(0.50)%		(1.08)%	(1.04)%	(1.16)%	(1.18)%	(1.25)%
Portfolio turnover rate	16.67%	6.33%	1.27%	2.27%	2.79%		16.67%	6.33%	1.27%	2.27%	2.79%
Without fee waiver and expense reimbursement:*
Ratio of expenses to average net assets	0.76%	0.60%	0.71%	1.03%	1.22%		1.51%	1.35%	1.47%	1.79%	1.97%
Ratio of net investment loss to average net assets	(0.69)%	(0.49)%	(0.71)%	(1.03)%	(1.21)%		(1.44)%	(1.24)%	(1.47)%	(1.79)%	(1.96)%

See footnotes on page 70.

Financial Highlights

Aggressive Growth Fund (continued)

	CLASS C
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$8.42	$7.92	$6.95	$6.33	$5.53
Income (loss) from investment operations:
Net investment loss	(0.07)	(0.09)	(0.09)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	(3.67)	1.06	1.18	0.70	0.87
Total from investment operations	(3.74)	0.97	1.09	0.62	0.80
Less distributions to shareholders:
Net realized short-term capital gains	—	(0.09)	(0.06)	—	—
Net realized long-term capital gains	(0.58)	(0.38)	(0.06)	—	—
Total distributions	(0.58)	(0.47)	(0.12)	—	—
Net asset value, end of year	$4.10	$8.42	$7.92	$6.95	$6.33
Total Return	(46.15)%	12.01%	15.76%	9.79%	14.47%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,165	$5,367	$4,832	$3,420	$2,755
Ratio of expenses to average net assets	1.16%	1.16%	1.16%	1.18%	1.26%
Ratio of net investment loss to average net assets	(1.09)%	(1.05)%	(1.16)%	(1.18)%	(1.25)%
Portfolio turnover rate	16.67%	6.33%	1.27%	2.27%	2.79%
Without fee waiver and expense reimbursement:*
Ratio of expenses to average net assets	1.52%	1.36%	1.47%	1.79%	1.97%
Ratio of net investment loss to average net assets	(1.45)%	(1.25)%	(1.47)%	(1.79)%	(1.96)%

See footnotes on page 70.

Financial Highlights

Growth Fund

	CLASS A						CLASS B
	Year Ended December 31,						Year Ended December 31,
	2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$8.40	$8.16	$7.18	$6.53	$5.67		$7.97	$7.77	$6.85	$6.28	$5.49
Income (loss) from investment operations:
Net investment loss	(0.02)	(0.01)	—Ø	(0.03)	(0.03)		(0.06)	(0.08)	(0.08)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	(3.66)	0.99	1.16	0.68	0.89		(3.46)	0.95	1.12	0.65	0.86
Total from investment operations	(3.68)	0.98	1.16	0.65	0.86		(3.52)	0.87	1.04	0.57	0.79
Less distributions to shareholders:
Net realized short-term capital gains	—	(0.15)	(0.08)	—	—		—	(0.08)	(0.02)	—	—
Net realized long-term capital gains	(0.78)	(0.59)	(0.10)	—	—		(0.78)	(0.59)	(0.10)	—	—
Total distributions	(0.78)	(0.74)	(0.18)	—	—		(0.78)	(0.67)	(0.12)	—	—
Net asset value, end of year	$3.94	$8.40	$8.16	$7.18	$6.53		$3.67	$7.97	$7.77	$6.85	$6.28
Total Return	(45.51)%	11.84%	16.30%	9.79%	15.34%	#	(45.98)%	11.00%	15.30%	9.08%	14.39%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$9,072	$17,405	$12,189	$9,133	$7,179		$2,793	$6,924	$5,411	$4,703	$4,041
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.42%	0.50%		1.15%	1.15%	1.16%	1.18%	1.25%
Ratio of net investment loss to average net assets	(0.25)%	(0.15)%	(0.39)%	(0.42)%	(0.47)%		(1.00)%	(0.90)%	(1.15)%	(1.18)%	(1.22)%
Portfolio turnover rate	21.06%	17.87%	5.63%	5.42%	5.50%		21.06%	17.87%	5.63%	5.42%	5.50%
Without fee waiver and expense reimbursement:*
Ratio of expenses to average net assets	0.62%	0.49%	0.53%	0.67%	0.75%		1.37%	1.24%	1.29%	1.43%	1.50%
Ratio of net investment loss to average net assets	(0.47)%	(0.24)%	(0.52)%	(0.67)%	(0.72)%		(1.22)%	(0.99)%	(1.28)%	(1.43)%	(1.47)%

See footnotes on page 70.

Financial Highlights

Growth Fund (continued)

	CLASS C
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$7.97	$7.77	$6.85	$6.28	$5.49
Income (loss) from investment operations:
Net investment loss	(0.06)	(0.08)	(0.08)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	(3.46)	0.95	1.12	0.65	0.86
Total from investment operations	(3.52)	0.87	1.04	0.57	0.79
Less distributions to shareholders:
Net realized short-term capital gains	—	(0.08)	(0.02)	—	—
Net realized long-term capital gains	(0.78)	(0.59)	(0.10)	—	—
Total distributions	(0.78)	(0.67)	(0.12)	—	—
Net asset value, end of year	$3.67	$7.97	$7.77	$6.85	$6.28
Total Return	(45.98)%	11.00%	15.30%	9.08%	14.39%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$6,269	$11,144	$10,847	$8,756	$6,588
Ratio of expenses to average net assets	1.16%	1.16%	1.16%	1.18%	1.25%
Ratio of net investment loss to average net assets	(1.01)%	(0.91)%	(1.15)%	(1.18)%	(1.22)%
Portfolio turnover rate	21.06%	17.87%	5.63%	5.42%	5.50%
Without fee waiver and expense reimbursement:*
Ratio of expenses to average net assets	1.38%	1.25%	1.29%	1.43%	1.50%
Ratio of net investment loss to average net assets	(1.23)%	(1.00)%	(1.28)%	(1.43)%	(1.47)%

See footnotes on page 70.

Financial Highlights

Moderate Growth Fund

	CLASS A						CLASS B
	Year Ended December 31,						Year Ended December 31,
	2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$8.09	$7.61	$6.64	$6.18	$5.53		$7.97	$7.50	$6.55	$6.10	$5.47
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	0.04	0.05	0.05		0.01	—Ø	(0.01)	—Ø	0.01
Net realized and unrealized gain (loss) on investments	(3.61)	0.72	1.02	0.46	0.66		(3.54)	0.70	1.00	0.46	0.64
Total from investment operations	(3.55)	0.78	1.06	0.51	0.71		(3.53)	0.70	0.99	0.46	0.65
Less distributions to shareholders:
Net investment income	(0.04)	(0.06)	(0.04)	(0.05)	(0.05)		(0.01)	—Ø	—	—Ø	(0.01)
Dividends in excess of net investment income	—	—	—	—	—		(0.03)	—	—	—	—
Net realized short-term capital gains	(0.01)	(0.13)	(0.05)	—	(0.01)		(0.01)	(0.12)	(0.04)	(0.01)	(0.01)
Net realized long-term capital gains	(0.62)	(0.11)	—	—	—		(0.62)	(0.11)	—	—	—
Return of capital	(0.01)	—	—	—	—		—	—	—	—	—
Total distributions	(0.68)	(0.30)	(0.09)	(0.05)	(0.06)		(0.67)	(0.23)	(0.04)	(0.01)	(0.02)
Net asset value, end of year	$3.86	$8.09	$7.61	$6.64	$6.18		$3.77	$7.97	$7.50	$6.55	$6.10
Total Return	(44.98)%	10.18%	16.00%	8.32%	12.79%	#	(45.40)%	9.23%	15.13%	7.39%	12.11%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$9,761	$19,108	$15,138	$11,020	$7,313		$2,467	$6,302	$7,110	$5,888	$4,360
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.30%	0.50%		1.00%	1.00%	1.01%	1.06%	1.25%
Ratio of net investment income (loss) to average net assets	0.87%	0.76%	0.56%	0.73%	0.80%		0.12%	0.01%	(0.20)%	(0.03)%	0.05%
Portfolio turnover rate	25.59%	20.42%	6.55%	3.45%	16.84%		25.59%	20.42%	6.55%	3.45%	16.84%
Without fee waiver and expense reimbursement:*
Ratio of expenses to average net assets	0.59%	0.45%	0.47%	0.60%	0.70%		1.34%	1.20%	1.23%	1.36%	1.45%
Ratio of net investment income (loss) to average net assets	0.53%	0.56%	0.34%	0.43%	0.62%		(0.22)%	(0.19)%	(0.42)%	(0.33)%	(0.14)%

See footnotes on page 70.

Financial Highlights

Moderate Growth Fund (continued)

	CLASS C
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$7.97	$7.50	$6.55	$6.11	$5.47
Income (loss) from investment operations:
Net investment income (loss)	0.01	—Ø	(0.01)	—Ø	0.01
Net realized and unrealized gain (loss) on investments	(3.54)	0.70	1.00	0.45	0.65
Total from investment operations	(3.53)	0.70	0.99	0.45	0.66
Less distributions to shareholders:
Net investment income	(0.01)	—Ø	—	—Ø	(0.01)
Dividends in excess of net investment income	(0.03)	—	—	—	—
Net realized short-term capital gains	(0.01)	(0.12)	(0.04)	(0.01)	(0.01)
Net realized long-term capital gains	(0.62)	(0.11)	—	—	—
Total distributions	(0.67)	(0.23)	(0.04)	(0.01)	(0.02)
Net asset value, end of year	$3.77	$7.97	$7.50	$6.55	$6.11
Total Return	(45.40)%	9.23%	15.13%	7.39%	12.11%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$7,091	$14,469	$13,659	$10,576	$7,981
Ratio of expenses to average net assets	1.01%	1.01%	1.01%	1.06%	1.25%
Ratio of net investment income (loss) to average net assets	0.11%	—	(0.20)%	(0.03)%	0.05%
Portfolio turnover rate	25.59%	20.42%	6.55%	3.45%	16.84%
Without fee waiver and expense reimbursement:*
Ratio of expenses to average net assets	1.35%	1.21%	1.23%	1.36%	1.46%
Ratio of net investment loss to average net assets	(0.23)%	(0.20)%	(0.42)%	(0.33)%	(0.14)%

See footnotes on page 70.

Financial Highlights

Balanced Fund

	CLASS A						CLASS B
	Year Ended December 31,						Year Ended December 31,
	2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$6.30	$6.31	$5.67	$5.53	$5.13		$6.30	$6.31	$5.67	$5.53	$5.13
Income (loss) from investment operations:
Net investment income	0.11	0.12	0.09	0.09	0.08		0.07	0.07	0.04	0.05	0.04
Net realized and unrealized gain (loss) on investments	(2.34)	0.10	0.65	0.16	0.42		(2.34)	0.10	0.66	0.16	0.42
Total from investment operations	(2.23)	0.22	0.74	0.25	0.50		(2.27)	0.17	0.70	0.21	0.46
Less distributions to shareholders:
Net investment income	(0.11)	(0.12)	(0.09)	(0.09)	(0.08)		(0.07)	(0.07)	(0.04)	(0.05)	(0.04)
Net realized short-term capital gains	—	(0.11)	—	(0.02)	(0.02)		—	(0.11)	—	(0.02)	(0.02)
Net realized long-term capital gains	(0.16)	—	—	—	—		(0.16)	—	—	—	—
Return of capital	—	—	(0.01)	—	—		—	—	(0.02)	—	—
Total distributions	(0.27)	(0.23)	(0.10)	(0.11)	(0.10)		(0.23)	(0.18)	(0.06)	(0.07)	(0.06)
Net asset value, end of year	$3.80	$6.30	$6.31	$5.67	$5.53		$3.80	$6.30	$6.31	$5.67	$5.53
Total Return	(36.01)%	3.51%	13.09%	4.53%	9.90%	#	(36.51)%	2.75%	12.25%	3.76%	9.09%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,863	$8,137	$6,823	$6,422	$5,092		$918	$2,594	$2,755	$3,219	$3,932
Ratio of expenses to average net assets	0.26%	0.25%	0.25%	0.31%	0.50%		1.01%	1.00%	1.00%	1.07%	1.25%
Ratio of net investment income to average net assets	2.06%	1.82%	1.45%	1.60%	1.46%		1.31%	1.07%	0.70%	0.84%	0.71%
Portfolio turnover rate	38.51%	19.98%	10.82%	18.35%	25.59%		38.51%	19.98%	10.82%	18.35%	25.59%
Without fee waiver and expense reimbursement:*
Ratio of expenses to average net assets	0.93%	0.71%	0.74%	0.82%	0.79%		1.68%	1.46%	1.49%	1.58%	1.54%
Ratio of net investment income to average net assets	1.39%	1.36%	0.96%	1.09%	1.19%		0.64%	0.61%	0.21%	0.33%	0.44%

See footnotes on page 70.

Financial Highlights

Balanced Fund (continued)

	CLASS C
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$6.30	$6.31	$5.67	$5.53	$5.13
Income (loss) from investment operations:
Net investment income	0.07	0.07	0.04	0.05	0.04
Net realized and unrealized gain (loss) on investments	(2.34)	0.10	0.66	0.16	0.42
Total from investment operations	(2.27)	0.17	0.70	0.21	0.46
Less distributions to shareholders:
Net investment income	(0.07)	(0.07)	(0.04)	(0.05)	(0.04)
Net realized short-term capital gains	—	(0.11)	—	(0.02)	(0.02)
Net realized long-term capital gains	(0.16)	—	—	—	—
Return of capital	—	—	(0.02)	—	—
Total distributions	(0.23)	(0.18)	(0.06)	(0.07)	(0.06)
Net asset value, end of year	$3.80	$6.30	$6.31	$5.67	$5.53
Total Return	(36.51)%	2.75%	12.25%	3.76%	9.09%	#
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,991	$5,686	$5,733	$5,382	$6,149
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.07%	1.25%
Ratio of net investment income to average net assets	1.32%	1.07%	0.70%	0.84%	0.71%
Portfolio turnover rate	38.51%	19.98%	10.82%	18.35%	25.59%
Without fee waiver and expense reimbursement:*
Ratio of expenses to average net assets	1.67%	1.46%	1.49%	1.58%	1.54%
Ratio of net investment income to average net assets	0.65%	0.61%	0.21%	0.33%	0.44%

*	Seligman, the Fund’s predecessor investment manager, and, since the Acquisition, RiverSource Investments and its affiliates at their discretion, reimbursed certain expenses and waived certain management fees for the periods presented.
Ø	Less than + or - $0.005.
#	Excluding the effect of payments to certain of the Underlying Funds received from Seligman in 2004, total returns for the Funds would have been as follows:

AGGRESSIVE GROWTH FUND		GROWTH FUND		MODERATE GROWTH FUND		BALANCED FUND
Class A	15.43%	Class A	15.30%	Class A	12.77%	Class A	9.89%
Class B	14.41	Class B	14.35	Class B	12.09	Class B	9.08
Class C	14.41	Class C	14.35	Class C	12.09	Class C	9.08

Appendix A

Seligman Time Horizon Matrix Asset Classes

Seligman Time Horizon Matrix is the result of extensive proprietary research that examined the historical performance of different asset classes over different time periods. The Manager compared the performance of these various asset classes over a number of one-, five-, ten-, twenty- and thirty-year holding periods from 1950 to 2008 to assess the relative volatility of the asset classes over time. The asset classes are listed below. In performing its research, the Manager selected certain unmanaged indices as approximations for the respective asset classes. The unmanaged indices (in which investors cannot directly invest) used in the research are identified next to their respective asset classes.

US Small-Company Stocks:  1979-2008: Russell 2000 Index; 1950-1978: Ibbotson Small Stock Index.

US Medium-Company Stocks:  1979-2008: Russell Midcap Index; 1950-1978: Estimated as the midpoint between the total return for the Ibbotson Small Stock Index and the Standard & Poor’s 500 Composite Stock Index (S&P 500).

US Large-Company Stocks:  1950-2008: S&P 500.

International Small-Company Stocks:  1990-2008: Citigroup Extended Markets Index World Ex. US; 1986-1989: NatWest Securities Ltd. (“NWSL”) Global Ex. U.S. Smaller Companies Index; 1970-1985: Estimated as the difference between the Morgan Stanley Capital International (“MSCI”) Europe Australasia and Far East (“EAFE”) Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index.

Emerging Markets:   1988-2008: MSCI Emerging Markets Free Index; 1985-1987: IFC Global Emerging Composite; 1970-1984: Estimated as the difference between the MSCI EAFE Index and the S&P 500, added to the Ibbotson Small Stock Index; 1950-1969: Estimated as the Ibbotson Small Stock Index.

International Large-Company Stocks:  1970-2008: MSCI EAFE Index; 1950-1969: Estimated as the S&P 500.

Investment Grade Fixed Income:  1973-2008: Barclays Capital Government/Credit Bond Index;

1969-1972: Estimated as the Citigroup Long-Term High Grade Corporate Bond Total Return Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.

High-Yield Corporate Securities:  1989-2008: Citigroup High Yield Market Index; 1981-1988: Credit Suisse First Boston High Yield Index II; 1969-1980: Estimated as the Citigroup Long High Grade Corporate Index; 1950-1968: Ibbotson Long-Term Corporate Bonds estimate.

US Corporate Bonds:  2004-2008: Citigroup BIG Credit-High Grade (10+ Y) AAA-AA Rated (LOC) Index; 1969-2003: Citigroup High Grade Corporate Index; 1950-1968: Ibbotson Long-Term Corporate Bonds Estimate.

US Government Bonds:  1973-2008: Barclays Capital Government Bond Index; 1950-1972: Ibbotson Long-Term Government Bond Index. To the greatest extent possible, each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges, was used.

Real Estate:  1972-2008: FTSE-NAREIT Equity REIT Index; 1950-1971: Estimated through regression analysis.

Cash Equivalents:  US 90-Day Treasury Bills.

Inflation:  1978-2008: Consumer Price Index for All Urban Consumers; 1950-1977: Consumer Price Index.

Appendix B

The chart below shows the high and low average annual returns from January 1, 1950 to December 31, 2008 for US Small-Company Stocks, US Large-Company Stocks, Investment Grade Fixed Income, US Government Bonds, and US Treasury Bills over rolling periods.

Source: Figures derived from Factset, Citigroup and Ibbotson. Total returns reflect the reinvestment of distributions, if any. Used with permission. All rights reserved.

The indices are comprised of the following: US Small-Company Stocks: Russell 2000 (1979-2008) and Ibbotson Small Stock Index (1950-1978); US Large-Company Stocks: Standard & Poor’s 500 Stock Index (S&P 500); Investment Grade Fixed Income: Barclays Capital Government/Credit Bond Index (1973-2008) and Citigroup High Grade Corporate Index (1969-1972); and Ibbotson Long Term Corporate Bonds estimate (1950-1968); US Government Bonds: Barclays Capital Government Bond Index (1973-2008) and Ibbotson Long-Term Government Bond Index (1950-1972). (To the greatest extent possible, each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges, was used by Ibbotson.) Treasury Bills: Ibbotson One Bill Portfolio.

The returns of these unmanaged indices, in which individuals cannot directly invest, are for illustrative purposes only, reflect past performance and do not reflect the performance of any mutual fund, nor are they any representation of the future performance of mutual funds (including the Funds) or common stocks. Also, keep in mind that the securities represented by the indices involve widely varying degrees of income and growth potential and, risk to investors. Rates on Treasury bills and US government bonds (that are backed by the full faith and credit of the US government) are fixed, and principal, if held to maturity, is guaranteed. Corporate bonds offer a fixed rate of return and principal value. Although common stocks have produced higher historical returns, they may be subject to greater risk than other types of investments. The stocks of smaller companies are subject to greater price fluctuation than the stocks of larger companies.

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Appendix C

Seligman Time Horizon Matrix

Asset Classes	30	29	28	27	26	25	24	23	22	21	20	19	18
US Small-Cap	30.00%	29.60%	29.20%	28.80%	28.40%	28.00%	27.60%	27.20%	26.80%	26.40%	26.00%	24.85%	23.70%
US Mid-Cap	30.00%	29.00%	28.00%	27.00%	26.00%	25.00%	24.00%	23.00%	22.00%	21.00%	20.00%	20.50%	21.00%
US Large-Cap	10.00%	11.05%	12.10%	13.15%	14.20%	15.25%	16.30%	17.35%	18.40%	19.45%	20.50%	20.50%	20.50%
International Small-Cap	10.00%	9.85%	9.70%	9.55%	9.40%	9.25%	9.10%	8.95%	8.80%	8.65%	8.50%	8.15%	7.80%
Emerging Markets	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	9.50%	9.00%
International Large-Cap	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.50%	6.00%
Equity REITs	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%	8.00%	8.50%	9.00%	9.50%	10.00%	10.00%	10.00%
High-Yield Securities	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.00%	2.00%
Investment Grade Bonds	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Government Bonds/Cash	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Underlying Funds	30	29	28	27	26	25	24	23	22	21	20	19	18
Seligman Frontier Fund	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%	2.70%	2.40%
Seligman Smaller-Cap Value Fund	13.00%	12.90%	12.80%	12.70%	12.60%	12.50%	12.40%	12.30%	12.20%	12.10%	12.00%	11.50%	11.00%
Seligman Communications and Information Fund	16.00%	15.40%	14.80%	14.20%	13.60%	13.00%	12.40%	11.80%	11.20%	10.60%	10.00%	10.00%	10.00%
Seligman Capital Fund	22.00%	21.30%	20.60%	19.90%	19.20%	18.50%	17.80%	17.10%	16.40%	15.70%	15.00%	15.50%	16.00%
Seligman Growth Fund	3.00%	3.60%	4.20%	4.80%	5.40%	6.00%	6.60%	7.20%	7.80%	8.40%	9.00%	9.00%	9.00%
Seligman Large-Cap Value Fund	3.00%	3.60%	4.20%	4.80%	5.40%	6.00%	6.60%	7.20%	7.80%	8.40%	9.00%	9.00%	9.00%
Seligman Common Stock Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Seligman Global Smaller Companies Fund	20.00%	19.70%	19.40%	19.10%	18.80%	18.50%	18.20%	17.90%	17.60%	17.30%	17.00%	16.30%	15.60%
Seligman Emerging Markets Fund	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	9.50%	9.00%
Seligman International Growth Fund	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%	5.50%	6.00%
Seligman LaSalle Global Real Estate Fund	5.00%	5.50%	6.00%	6.50%	7.00%	7.50%	8.00%	8.50%	9.00%	9.50%	10.00%	10.00%	10.00%
Seligman LaSalle Monthly Dividend Real Estate Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Seligman High-Yield Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.00%	2.00%
Seligman Core Fixed Income Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Seligman U.S. Government Securities Fund/Seligman Cash Management Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Seligman Time Horizon Matrix® is an asset allocation framework developed to help investors seek to achieve their specific financial goals. Seligman Time Horizon Matrix is designed for investors seeking to create an asset class mix based on their time frame for achieving specific goals.

Seligman Harvester® is a process designed to help investors seek to maximize their income stream while seeking to conserve capital. The program involves determining “needs” and “wants” as a percentage of total investable assets, and seeks to provide investors with an asset allocation strategy specifically designed to lower the risk of depleting their accumulated wealth too quickly.

17	16	15	14	13	12	11	10	9	8	7	6	5	4	3	2	1	Harvester
22.55%	21.40%	20.25%	19.10%	17.95%	16.80%	15.65%	14.50%	13.05%	11.60%	10.15%	8.70%	7.25%	5.80%	4.35%	2.90%	1.45%	0.00%
21.50%	22.00%	22.50%	23.00%	23.50%	24.00%	24.50%	25.00%	23.50%	22.00%	20.50%	19.00%	17.50%	16.00%	14.50%	13.00%	11.50%	10.00%
20.50%	20.50%	20.50%	20.50%	20.50%	20.50%	20.50%	20.50%	21.95%	23.40%	24.85%	26.30%	27.75%	29.20%	30.65%	32.10%	33.55%	35.00%
7.45%	7.10%	6.75%	6.40%	6.05%	5.70%	5.35%	5.00%	4.50%	4.00%	3.50%	3.00%	2.50%	2.00%	1.50%	1.00%	0.50%	0.00%
8.50%	8.00%	7.50%	7.00%	6.50%	6.00%	5.50%	5.00%	4.50%	4.00%	3.50%	3.00%	2.50%	2.00%	1.50%	1.00%	0.50%	0.00%
6.50%	7.00%	7.50%	8.00%	8.50%	9.00%	9.50%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.50%	11.00%	11.50%	12.00%	12.50%	13.00%	13.50%	14.00%	14.50%	15.00%
3.00%	4.00%	5.00%	6.00%	7.00%	8.00%	9.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.00%	2.00%	3.00%	4.00%	5.00%	6.00%	7.00%	8.00%	9.00%	10.00%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.00%	2.00%	3.00%	4.00%	5.00%	6.00%	7.00%	8.00%	9.00%	10.00%
100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
17	16	15	14	13	12	11	10	9	8	7	6	5	4	3	2	1	Harvester
2.10%	1.80%	1.50%	1.20%	0.90%	0.60%	0.30%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
10.50%	10.00%	9.50%	9.00%	8.50%	8.00%	7.50%	7.00%	6.30%	5.60%	4.90%	4.20%	3.50%	2.80%	2.10%	1.40%	0.70%	0.00%
10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	9.00%	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	1.00%	0.00%
16.50%	17.00%	17.50%	18.00%	18.50%	19.00%	19.50%	20.00%	19.00%	18.00%	17.00%	16.00%	15.00%	14.00%	13.00%	12.00%	11.00%	10.00%
9.00%	9.00%	9.00%	9.00%	9.00%	9.00%	9.00%	9.00%	9.30%	9.60%	9.90%	10.20%	10.50%	10.80%	11.10%	11.40%	11.70%	12.00%
9.00%	9.00%	9.00%	9.00%	9.00%	9.00%	9.00%	9.00%	9.30%	9.60%	9.90%	10.20%	10.50%	10.80%	11.10%	11.40%	11.70%	12.00%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.10%	2.20%	3.30%	4.40%	5.50%	6.60%	7.70%	8.80%	9.90%	11.00%
14.90%	14.20%	13.50%	12.80%	12.10%	11.40%	10.70%	10.00%	9.00%	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	1.00%	0.00%
8.50%	8.00%	7.50%	7.00%	6.50%	6.00%	5.50%	5.00%	4.50%	4.00%	3.50%	3.00%	2.50%	2.00%	1.50%	1.00%	0.50%	0.00%
6.50%	7.00%	7.50%	8.00%	8.50%	9.00%	9.50%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	9.00%	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	2.00%	1.00%	0.00%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.50%	3.00%	4.50%	6.00%	7.50%	9.00%	10.50%	12.00%	13.50%	15.00%
3.00%	4.00%	5.00%	6.00%	7.00%	8.00%	9.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%	10.00%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.00%	2.00%	3.00%	4.00%	5.00%	6.00%	7.00%	8.00%	9.00%	10.00%
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.00%	2.00%	3.00%	4.00%	5.00%	6.00%	7.00%	8.00%	9.00%	10.00%
100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Seligman Time Horizon Matrix® and Seligman Harvester® are prepared using past performance of asset classes to construct model portfolios. Those model portfolios have inherent limitations in that they assume the future performance of the asset classes will, over the relevant periods, correlate to their past performance, and of course, past performance is no guarantee of future results. Furthermore, with regard to using the Funds, the Seligman Group of Funds or other funds of any other investment manager in seeking to follow Seligman Time Horizon Matrix® and Seligman Harvester®, there is no assurance that the funds selected will actually correlate to the asset classes that the investor is seeking to track and the performance of the funds selected may differ from the performance of those asset classes.

Shares of the Funds and Underlying Funds are not deposits in or obligations of, or guaranteed or endorsed by, any bank. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board,

or any other government agency. In addition, an investment in the Funds and Underlying Funds involves investment risks, including the possible loss of principal.

How to Contact Us

The Fund

Write to	Corporate Communications/Investor Relations Department Ameriprise Financial, Inc. 200 Ameriprise Financial Center Minneapolis, MN 55474

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	RiverSource Family of Funds

For accounts established directly with the fund (for purchases, sales and exchanges):

Regular Mail	RiverSource Family of Funds c/o Boston Financial P.O. Box 8041 Boston, MA 02266-8041

Express Mail	RiverSource Family of Funds c/o Boston Financial 30 Dan Road Canton, MA 02021-2809

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Phone	Toll-free (800) 445-1777

RIVERSOURCE FUND DISTRIBUTORS, INC.

an affiliate of

RIVERSOURCE INVESTMENTS, LLC

a wholly owned subsidiary of Ameriprise Financial, Inc.

For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Funds and the prospectus for each Underlying Fund contains information about that Fund. The SAI and each prospectus for the Underlying Funds are on file with the Securities and Exchange Commission, or SEC, and are incorporated by reference into (and are legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. The Funds’ SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC’s public reference room in Washington D.C. For information about the operation of the public reference room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the Edgar database on the SEC’s internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by electronic writing: securities and exchange commission, public reference section of the SEC, Washington, D.C. 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-09545

SL-9901-99 (5/09)

SELIGMAN ASSET ALLOCATION SERIES, INC.

(the “Series”)

on behalf of each of

Seligman Asset Allocation Aggressive Growth Fund

Seligman Asset Allocation Growth Fund

Seligman Asset Allocation Moderate Growth Fund

Seligman Asset Allocation Balanced Fund

(each, “a Fund”)

Statement of Additional Information

May 1, 2009

200 Ameriprise Financial Center

Minneapolis, MN 55474

(212) 850-1864

Toll Free Telephone: (800) 221-2450

For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”, “investment manager” or “the Manager”), the investment manager to the RiverSource Family of Funds and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Funds having previously approved (at a special meeting held in November 2008) a new investment management services agreement (the “Management Agreement”) between RiverSource Investments and the Series (on behalf of each Fund), RiverSource Investments is the new investment manager of the Funds effective November 7, 2008.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus the Series, dated May 1, 2009 (the “Prospectus”), an asset allocation Series containing four separate funds: Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Growth Fund, Seligman Asset Allocation Moderate Growth Fund and Seligman Asset Allocation Balanced Fund (collectively, “the Funds”), each offering Class A shares, Class B shares and Class C shares..

The financial statements and notes included in the Series’ Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Seligman funds share the same Board of Directors/Trustees as the other funds in the RiverSource Family of Funds. Effective on or about June 13, 2009, the Seligman funds will share the same policies and procedures as, and maybe exchanged for shares of, the RiverSource funds, RiverSource Partners funds and Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. This SAI includes a list of mutual funds included in RiverSource Family of Funds.

The Series is governed by a Board that meets regularly to review a wide variety of matters affecting the Series. Detailed information about Fund governance, the Funds’ investment manager, RiverSource Investments, and other aspects of Fund management can be found by referencing the Table of Contents on the following page.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

THF1A

2

Series History

The Series was incorporated under the laws of the state of Maryland on August 4, 1999 under the name Seligman Time Horizon/Harvester Series, Inc. The Series changed its name to its present name on January 17, 2008. As of November 7, 2008, the Series is part of the RiverSource Family of Funds. The RiverSource Family of Funds includes a comprehensive array of funds managed by RiverSource Investments, including the Series and the other Seligman funds.

Description of the Series and its Investments and Risks

Classification

Seligman Asset Allocation Series, Inc. is a diversified open-end management investment company, or mutual fund, which consists of four separate and distinct funds: Seligman Asset Allocation Aggressive Growth Fund, Seligman Asset Allocation Growth Fund, Seligman Asset Allocation Moderate Growth Fund and Seligman Asset Allocation Balanced Fund, hereinafter referred to as the Asset Allocation Aggressive Growth Fund, the Asset Allocation Growth Fund, the Asset Allocation Moderate Growth Fund and the Asset Allocation Balanced Fund, respectively.

Investment Strategies and Risks

Each Fund seeks to achieve its objectives by investing in a combination of mutual funds for which RiverSource Investments either now acts or in the future will act as investment manager (the “Underlying Funds”). The Funds may also invest directly in US government securities and short-term debt instruments. Because each Fund will invest a substantial portion of its assets in the Underlying Funds, each Fund’s investment performance is directly related to the investment performance of the Underlying Funds in which it invests. The ability of a Fund to realize its investment objective(s) will depend upon the extent to which the Underlying Funds realize their objectives.

The investment objective(s) and policies of the Funds are similar to the investment objective(s) and policies of certain other mutual funds managed by the Manager. Although the investment objective(s) and policies may be similar, the investment results of the Funds may be higher or lower than the results of these other mutual funds.

Investment Strategies and Risks of the Underlying Funds. Each Underlying Fund has its own investment strategies and risks. The information provided below describes the types of instruments that one or more Underlying Funds may utilize in order to carry out its investment strategies, along with a summary of the risks presented by such instruments. Please note, however, that not every Underlying Fund is authorized under its investment objectives, strategies and policies to invest its assets in each of the instruments described below. Additionally, to the extent an Underlying Fund is authorized to invest in a particular instrument, the amount of the Underlying Fund’s assets that may be so invested or the circumstances under which the investment in the instrument may be made may be restricted by the Underlying Fund’s investment policies. References to an Underlying Fund below with respect to each type of instrument apply only to the extent that the particular Underlying Fund is authorized to invest in the instrument, subject to any such limitations or restrictions. A complete description of the types of instruments and related risks in which each Underlying Fund is permitted to invest is provided in each Underlying Fund’s Prospectus and Statement of Additional Information, which are incorporated herein by reference and are available free of charge by telephoning 1-800-221-2450.

Convertible Bonds. Certain Underlying Funds may purchase convertible bonds. Convertible bonds are convertible at a stated exchange rate or price into common stock. Before conversion, convertible securities are similar to non-convertible debt securities in that they provide a steady stream of income with generally higher yields than an issuer’s equity securities. The market value of all debt securities, including convertible securities, tends to decline as interest rates increase and to increase as interest rates decline. In general, convertible securities may provide lower interest or dividend yields than non-convertible debt securities of similar quality, but they may also allow investors to benefit from increases in the market price of the underlying common stock. When the market price of the underlying common stock increases, the price of the convertible security tends to reflect the increase. When the market price of the underlying common stock declines, the convertible security tends to trade on the basis of yield, and may not depreciate to the same extent as the underlying common stock. In an issuer’s capital structure, convertible securities are senior to common stocks. They are therefore of higher quality and involve less risk than the issuer’s common stock, but the extent to which risk is reduced depends largely on the extent to which the convertible security sells above its value as a fixed-income security. In selecting convertible securities for an Underlying Fund, the Manager evaluates such factors as economic and business conditions involving the issuer, future earnings growth potential of the issuer, potential for price appreciation of the underlying equity, the value of

3

individual securities relative to other investment alternatives, trends in the determinants of corporate profits, and capability of management. In evaluating a convertible security, the Manager gives emphasis to the attractiveness of the underlying common stock and the capital appreciation opportunities that the convertible security presents. Convertible securities can be callable or redeemable at the issuer’s discretion, in which case the Manager would be forced to seek alternative investments.

Debt securities convertible into equity securities may be rated as low as CC by Standard & Poor’s Rating Service (“S&P”) or Ca by Moody’s Investors Service, Inc. (“Moody’s”). Debt securities rated below investment grade (frequently referred to as “junk bonds”) often have speculative characteristics and will be subject to greater market fluctuations and risk of loss of income and principal than higher-rated securities. The Manager does not rely on the ratings of these securities in making investment decisions but performs its own analysis, based on the factors described above, in light of the Underlying Fund’s investment objectives.

Derivatives. Certain Underlying Funds may invest in derivatives for hedging or investment purposes.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. An Underlying Fund will not invest in a specific type of derivative without prior approval from its Board of Directors, after consideration of, among other things, how the derivative instrument serves the Underlying Fund’s investment objective, and the risk associated with the investment. The types of derivatives in which the Underlying Funds are currently permitted to invest, as described more fully below, are forward foreign currency exchange contracts, commodities and commodity contracts, options, rights and warrants, equity-linked securities and access trades.

Forward Foreign Currency Exchange Contracts. Certain Underlying Funds may enter into forward foreign currency exchange contracts to fix the US dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or to hedge the US dollar value of securities it owns. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into.

An Underlying Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case, the contract would approximate the value of some or all of the Underlying Fund’s securities denominated in such foreign currency. Under normal circumstances, the Manager will limit forward currency contracts to not greater than 75% of an Underlying Fund’s position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Underlying Fund. Under extraordinary circumstances, the Underlying Fund’s Manager may enter into forward currency contracts in excess of 75% of an Underlying Fund’s position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, an Underlying Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The Underlying Fund’s Manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of an Underlying Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, an Underlying Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Underlying Fund to deliver an amount of foreign currency in excess of the value of the Underlying Fund’s securities or other assets denominated in that currency. An Underlying Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Underlying Fund’s securities or other assets denominated in that currency provided the excess amount is “covered” by cash and/or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Underlying Fund will be served.

At the maturity of a forward contract, an Underlying Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

4

As indicated above, it is impossible to forecast with absolute precision the market value of the Underlying Fund’s securities at the expiration of the forward contract. Accordingly, it may be necessary for an Underlying Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Underlying Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Underlying Fund's security if its market value exceeds the amount of foreign currency an Underlying Fund is obligated to deliver. However, an Underlying Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If an Underlying Fund retains the security and engages in offsetting transactions, the Underlying Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Underlying Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Underlying Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Underlying Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Underlying Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Each Underlying Fund’s dealing in forward foreign currency exchange contracts will be limited to the transactions described above. An Underlying Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Underlying Fund’s Manager or subadviser as the case may be. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Shareholders should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to an Underlying Fund at one rate, while offering a lesser rate of exchange should the Underlying Fund desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Certain Underlying Funds may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Underlying Fund being a “commodity pool” as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission’s regulations and interpretations thereunder.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if the Manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that a Fund could lose more than the amount of its original investment. For example, a fund may purchase futures contracts by making a relatively small “margin deposit” and, if such contract is thereafter sold at a loss, that fund could lose substantially more than the original margin deposit. Although the Funds will only utilize exchange-traded futures and options thereon, there can be no assurance that they will be able to close out positions when they wish to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Options. Certain Underlying Funds are permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where the Underlying Fund owns the underlying security) and covered put options (i.e., where the Underlying Fund maintains cash or other collateral to cover the obligation created by the put). Put options, call options, put spreads and collars and call spreads are described below.

An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or “writer”) of an option, conversely, has an obligation to sell

5

or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

Options offer large amounts of leverage, which will result in an Underlying Fund’s net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the Manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying securities. If the Manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in an Underlying Fund’s investment portfolio, that Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund’s transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, an Underlying Fund may have difficulty closing out its position, in which case the Underlying Fund could lose money in the event of adverse price movements.

Futures Contracts. Certain Underlying Funds may utilize index futures contracts. Futures contracts, which trade on a securities exchange, are standardized as to quantity, delivery date and settlement conditions, including specific securities acceptable for delivery against the futures contract. In the case of index futures, settlement is made in cash based on the value of a specified underlying index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is a securities exchange, offsetting transactions are netted to close out positions. The Fund may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the position, including the maintenance of margins, which could result in the Fund incurring substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. The Fund is required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a securities exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

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Subsequent “variation margin” payments are made daily to and from the futures broker as the value of the futures position varies, a process known as “marking-to-market.” When the Fund purchases or sells futures contracts, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract position, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, since initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

Options on Futures. Certain Underlying Funds may utilize options on index futures (“options on futures”). Options on futures are effectively options on the instrument that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is also risk that the Fund may have difficulty in closing out positions in options on futures. Although the Fund intends to close out any positions on a securities market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Fund.

Options on futures held by the Fund, to the extent not exercised, will expire and the Fund would experience a loss to the extent of any premium paid for the option. If the Fund were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

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Rights and Warrants. Certain Underlying Funds may invest in common stock rights and warrants believed by the Manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in each Underlying Fund’s investment restrictions regarding such securities.

Equity-Linked Securities. Certain Underlying Funds may invest in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. An Underlying Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. An Underlying Fund may also purchase ELSs in a privately negotiated transaction with the issuer of the ELSs (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”). The Underlying Fund may or may not hold an ELS until its maturity.

Investments in ELSs subject an Underlying Fund to risks, primarily to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. Most ELSs do not have any downside protection (though some ELSs provide for a floor on the downside). In general, an investor in an ELS has the same downside risk as an investor in the Underlying Equity. The liquidity of an ELS that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity. The issuer of an ELS generally purchases the Underlying Equity as a hedge. If the Underlying Fund wants to sell an ELS back to the issuer prior to its maturity, the issuer may sell the Underlying Equity to unwind the hedge and, therefore, must take into account the liquidity of the Underlying Equity in negotiating the purchase price the issuer will pay to the Underlying Fund to acquire the ELS.

The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While an Underlying Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Underlying Fund will be able to sell any ELS at such a price or at all. This may impair the Underlying Fund's ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Underlying Fund would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELSs) of that issuer. The Underlying Fund bears the risk that the issuer may default on its obligations under the ELS. In the event of insolvency of the issuer, the Underlying Fund will be unable to obtain the intended benefits of the ELS. Moreover, it may be may be difficult to obtain market quotations for purposes of valuing the Underlying Fund’s ELSs and computing the Underlying Fund’s net asset value.

Price movements of an ELS will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the Manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELS.

Access Trades. Certain Underlying Funds may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, an Underlying Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Underlying Fund may not be able to sell when the Manager deems it advantageous to do so. The Manager will attempt to mitigate these risks by limiting access trade exposure by an Underlying Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Foreign Securities. Certain Underlying Funds may invest in foreign securities. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may

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not be as liquid as US securities. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability and possible nationalization of issuers.

By investing in foreign securities, an Underlying Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. Global diversification reduces the effect that events in any one country will have on the entire investment portfolio. Of course, a decline in the value of an Underlying Fund’s investments in one country may offset potential gains from investments in another country. However, diversification does not assure a profit or protect against loss in a declining market.

Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that the Underlying Fund’s foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of an Underlying Fund are uninvested and no return is earned thereon and may involve a risk of loss to an Underlying Fund. Foreign securities markets may have substantially less volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States, and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of nationalization, expropriation or confiscatory taxation, (in which case an Underlying Fund could lose its entire investment in a certain market), limitations on the removal of monies or other assets of an Underlying Fund, higher rates of inflation, political or social instability or revolution, or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgement in a court outside the United States.

Some of the risks described above may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less experienced and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging or developing countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investments in foreign securities will usually be denominated in foreign currencies, and an Underlying Fund may temporarily hold cash in foreign currencies. Certain Underlying Funds may invest a substantial portion of their total assets in US dollar-denominated securities of foreign issuers, including foreign corporations, governments or their agencies or instrumentalities. The value of an Underlying Fund’s investments denominated in foreign currencies

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may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates and exchange control regulations. The Underlying Fund may incur costs in connection with conversions between various currencies. An Underlying Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, and gains and losses realized on the sale of securities and the resulting amount, if any, to be distributed to shareholders by the Underlying Fund. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flows and numerous other factors, including, in some countries, local governmental intervention).

Other Investment Companies. Certain Underlying Funds may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits an Underlying Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. An Underlying Fund’s investments in other investment companies may include investment in exchange-traded funds (“ETFs”) if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange or otherwise traded in the over-the-counter market and generally seek to track the performance of a specified securities index or a basket of securities. Securities traded in the over-the-counter market present additional risks, such as counterparty and liquidity risks.

If an Underlying Fund invests in other investment companies, shareholders of the Funds would bear not only the expenses of the Fund and the Underlying Fund (including operating expenses and advisory fees), but also similar expenses of the other investment companies, and the Funds’ returns will therefore be lower. To the extent that an Underlying Fund invests in ETFs, such Underlying Fund is exposed to the risks associated with the underlying investments of the ETFs and the Underlying Fund’s performance, and the Funds' performance, may be negatively affected if the value of those underlying investments declines.

Depositary Receipts. Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. American Depositary Receipts (“ADRs”), which are traded in dollars on US exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. European Depositary Receipts (“EDRs”) are typically traded in Europe. Global Depositary Receipts (“GDRs”) are typically traded in both Europe and the United States. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities trade in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the US, and therefore, the import of such information may not be reflected in the market value of such instruments.

IIliquid Securities. Certain Underlying Funds may invest in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (“1933 Act”)), funding agreements issued by domestic insurance companies and other securities that are not readily marketable. These may include restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act, and an Underlying Fund’s board of directors or trustees may adopt procedures pursuant to which the Manager may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to an Underlying Fund’s limitation on illiquid securities. Should the board of directors/trustees or the Manager (as the case may be) make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Money Market Instruments. Each of the Underlying Funds, other than Seligman Cash Management Fund, which intends to invest primarily in the money market instruments described below, and Seligman U.S. Government Securities Fund, which intends to invest substantially all of its assets in US Government obligations, may invest a portion of their assets in the following money market instruments:

US Government Obligations. US Government obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the US, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

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Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker’s acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the US, and of domestic branches of foreign banks. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Commercial Paper and Short-Term Corporate Debt Securities. Commercial paper and short-term debt securities include short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.

Mortgage-Related Securities.

Mortgage Pass-Through Securities. Each Underlying Fund may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a “pass-through” of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool’s effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which an Underlying Fund invests occurs, the Underlying Fund may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association (“GNMA”) is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association (“FNMA”), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Collateralized Mortgage Obligations. Certain Underlying Funds may invest in Collateralized Mortgage Obligations (“CMOs”), which may include certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (“REMICs”). CMOs are fixed-income securities collateralized by pooled mortgages and separated into

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short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran’s Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a “Pay” CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass-through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, an Underlying Fund may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Stripped Mortgage-Backed Securities. Certain Underlying Funds may invest in stripped mortgage-backed securities, which are generally structured in two classes that receive different portions of interest and principal payments on the underlying collateral or, in some cases, receive only the interest portion of the cash flow (“interest only” securities or “IOs”) or only the principal portion (“principal only” securities or “POs”). The cash flows and yields on IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity and market value of IOs. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may experience the loss of interest income, an adverse impact on the value of the IO and failure to recoup all or a portion of its initial purchase price, even though the IO may be rated in the highest category for investment grade fixed-income securities. POs are subject to the risk of slower than anticipated principal payments, which would have the economic effect of lengthening the maturity of these instruments and thereby reducing their return relative to comparable fixed-income securities. Stripped mortgage-backed securities may be illiquid because they lack an established secondary trading market.

Repurchase Agreements. Each Underlying Fund may hold cash or cash equivalents and may enter into repurchase agreements with respect to securities; normally repurchase agreements relate to money market obligations backed by the full faith and credit of the US Government. Repurchase agreements are transactions in which an investor (e.g., an Underlying Fund) purchases a security from a bank, recognized securities dealer, or other financial institution and simultaneously commits to resell that security to such institution at an agreed-upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement thus involves the obligation of the bank or securities dealer to pay the agreed-upon price on the date agreed to, which obligation is in effect secured by the value of the underlying security held by the Underlying Fund. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Although repurchase agreements carry certain risks not associated with direct investments in securities, each Underlying Fund intends to enter into repurchase agreements only with financial institutions believed to present minimum credit risks in accordance with guidelines established by the Manager of each Underlying Fund. The creditworthiness of such institutions will be reviewed and monitored under the general supervision of the Board of Directors. An Underlying Fund will invest only in repurchase agreements collateralized in an amount at least equal at all times to the purchase price plus accrued interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods.

When-Issued and Forward Commitment Securities. Certain Underlying Funds may purchase securities on a when-issued or forward commitment basis. Settlement of such securities transactions (i.e., delivery of securities and payment of purchase price) normally takes place within 45 days after the date of the commitment to purchase.

At the time an Underlying Fund enters into such a commitment, both payment and interest terms will be established prior to settlement; there is a risk that prevailing interest rates on the settlement date will be greater than the interest rate terms established at the time the commitment was entered into. When-issued and forward commitment

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securities are subject to changes in market value prior to settlement based upon changes, real or anticipated, in the level of interest rates or creditworthiness of the issuer. If an Underlying Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of that Underlying Fund’s assets may fluctuate more than otherwise would be the case. For this reason, when investing in when-issued or forward commitment securities, cash and/or liquid securities equal to the amount of each Underlying Fund’s when-issued or forward commitment obligations will be segregated at the Underlying Fund’s custodian, and marked to market daily, with additional cash and/or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, an Underlying Fund will meet its respective obligations from then available cash flow, the sale of securities (those segregated or otherwise), or, although an Underlying Fund would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than an Underlying Fund’s payment obligations). Sale of securities to meet when-issued and forward commitment obligations carries with it a greater potential for the realization of capital gain or loss.

Short Sales. Each of Seligman Emerging Markets Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund (collectively, the “Global Funds”) may sell securities short “against the box.” A short sale “against-the-box” is a short sale in which the Underlying Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short. To effect a short sale, the Underlying Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Underlying Fund will be obligated to replace the borrowed security. The Underlying Fund will realize a gain if the borrowed security declines in price between the date of the short sale and the date on which the Underlying Fund replaces the security. The Underlying Fund will incur a loss if the price of the borrowed security increases between those dates. Additionally, the Underlying Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box. Short selling involves a risk of losses to the Underlying Fund and may exaggerate the volatility of the Underlying Fund’s investment portfolio.

Lending of Portfolio Securities. Each of the Underlying Funds may lend portfolio securities to broker/dealers, banks or other institutional borrowers, provided that securities loaned by each of the Underlying Funds may not exceed 33 1/3% of each Underlying Fund’s total assets taken at market value. The Underlying Funds will not lend portfolio securities to any institutions affiliated with the Underlying Fund. The borrower must maintain with the Underlying Fund’s custodian bank cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund an amount equal to any dividends or interest paid on the securities. The lending Underlying Fund may invest the collateral and earn additional income or receive an agreed-upon amount of interest income from the borrower. Loans made by the Underlying Funds will generally be short-term. Loans are subject to termination at the option of the lending Underlying Fund or the borrower. The lending Underlying Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The lending Underlying Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The lending of portfolio securities may involve certain risks such as: (1) an increase in the market value of the borrowed securities without a corresponding increase in the value of the posted collateral might result in an imbalance in value between the borrowed securities and the collateral; (2) in the event the borrower sought protection under the Federal bankruptcy laws, repayment of the borrowed securities to an Underlying Fund might be delayed; and (3) the borrower might refuse to repay the borrowed securities. The Underlying Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the lending Underlying Fund is insufficient to replace the loaned securities. Each Underlying Fund may lend portfolio securities to the extent that the Manager deems appropriate in seeking to achieve an Underlying Fund’s investment objective and with only a prudent degree of risk.

Seligman Cash Management Fund will not lend more than 25% of the value of its total assets, and it is not intended that payments received on account of interest paid on securities loaned will exceed 10% of the annual gross income of this Underlying Fund without offset for realized short-term capital losses, if any. This Underlying Fund has not loaned any portfolio securities to date.

Borrowing. Each Underlying Fund, other than Seligman Cash Management Fund, from time to time may borrow money to increase its portfolio of securities or for other purposes. Under the Investment Company Act of 1940 (the “1940 Act”), each of these Underlying Funds is generally permitted to borrow from banks in amounts not exceeding one-third of the value of its total assets, less liabilities other than such borrowings. With respect to each of these

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Underlying Funds other than Seligman Capital Fund, Seligman Communications and Information Fund, Seligman High-Yield Fund, Seligman Core Fixed Income Fund, Seligman LaSalle Monthly Dividend Real Estate Fund, Seligman LaSalle Global Real Estate Fund, and Seligman U.S. Government Securities Fund, the Board of Directors/Trustees of such Underlying Funds has adopted a non-fundamental restriction under which such Underlying Fund may not borrow more than 15% of its total assets. Borrowings may be secured by a mortgage or pledge of a Fund’s assets.

Seligman Cash Management Fund may borrow money only from banks for temporary purposes in an amount not to exceed 5% of the value of its total assets.

Each of Seligman LaSalle Monthly Dividend Real Estate Fund and Seligman LaSalle Global Real Estate Fund may borrow money as provided under the 1940 Act. However, each does not intend to borrow money except that these Underlying Funds may borrow up to 5% of their respective total assets for temporary purposes.

Seligman Core Fixed Income Fund may borrow from banks in an amount not to exceed 33 1/3 of the value of its total assets. The Underlying Fund may borrow up to an additional 5% of its total assets for temporary purposes.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of an Underlying Fund’s shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause net asset values to decline more than would otherwise be the case.

Except as otherwise specifically noted above, the investment strategies of each Underlying Fund are not fundamental and an Underlying Fund, with the approval of its Board of Directors, may change such strategies without the vote of a majority of the Underlying Fund’s outstanding voting securities.

Additional Risks – Related to Investments in Real Estate Companies

Real property investments are subject to varying types and degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), quality of management, interest rate levels and the availability of financing.

If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. Real estate companies are also subject to heavy cash flow dependency.

The performance of the economy in each of the regions in which the real estate owned by a real estate company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the real estate companies are investing.

Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing (for example, catalog or on-line shopping), bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers), spending patterns and other trends in the retail

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industry. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. Retail properties in general may suffer from declines in consumer spending, which may result from economic downturns or changes in consumer habits. Changes in market rental rates, competitive market forces, the inability to collect rent due to bankruptcy or insolvency of tenants or otherwise and changes in market rates of interest could also have an adverse effect on retail properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. Increases in real estate construction costs, insurance premiums and interest rates could adversely affect office and industrial properties. Industrial properties are also subject to tenant defaults and bankruptcies that could affect their collection of outstanding receivables. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants or in the economy as a whole. The risk of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism (which may be affected by terrorist activities), increases in fuel costs and other expenses of travel, changes to regulations of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Because hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and lease agreements that may be terminable by the franchiser, the manager or the lessee. Hotel properties may be adversely affected if there is an economic decline in the business of the franchiser, the manager or the lessee. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property. Hotel properties may also be adversely affected by the bankruptcy or insolvency of their tenants.

HealthCare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis; (4) deterioration, including bankruptcy, of tenants; (5) occupancy rates; and (6) the general distress of the healthcare industry.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and, consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

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Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as changes in the national, regional and local economic climate, the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, oversupply of units due to new construction or a reduction in the demand for multifamily living and tenant competition. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.

Other factors may contribute to the level of risk of real estate investments.

Insurance Issues. Certain real estate companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Substantial increases in certain insurance premiums since the terrorist attacks of September 11, 2001 may cause some real estate companies to reduce their coverage. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. If a property sustains damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. A massive earthquake or other event could threaten the financial viability of some insurance companies. It may be difficult or impossible to find commercial insurance against certain types of losses, such as those stemming from floods or mold damage. If any type of uninsured loss occurs, the real estate company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the investment performance of the funds of Seligman LaSalle Real Estate Fund Series, Inc.

Financial Leverage. Real estate companies, including REITs, may be highly leveraged, and financial covenants may affect the ability of those companies to operate effectively. Real estate companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company’s cash flow may not be sufficient to repay all maturing debt outstanding.

In addition, a real estate company’s obligation to comply with covenants contained in agreements with its lenders, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the real estate company’s range of operating activity. A real estate company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the real estate company.

Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such real estate company, and, as a result, the amount available to make distributions on its shares could be reduced.

Terrorism. Terrorist attacks may adversely affect or even destroy completely the value of individual properties or wide areas. Economic disruption or recession stemming from such attacks can reduce the value of real property of all kinds. Such attacks can also disrupt business and tourism, either in a particular city or in the nation as a whole, which can adversely affect the value of properties in particular industries, e.g., hotels and retail establishments. Higher insurance costs may adversely affect real estate companies, and certain real estate companies may be unable to obtain certain kinds of insurance.

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Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. Each Fund’s policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, each Fund may not:

•	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act, as amended and supplemented;

•	Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the US Government and its agencies and instrumentalities);

•	Make investments for the purpose of exercising control or management;

•

Purchase or sell real estate, except that a Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

•

Make loans, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time; and except that a Fund may lend cash to any other mutual fund (or series thereof) in the Seligman Group to the extent permitted by any order that may be obtained from the Securities and Exchange Commission (the “SEC”) relating to borrowing and lending among mutual funds in the Seligman Group;

•	Issue senior securities to the extent such issuance would violate applicable law;

•

Borrow money, except that a Fund may (i) borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) borrow up to an additional 5% of its total assets for temporary purposes (iii) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) purchase securities on margin to the extent permitted by applicable law and (v) borrow cash from any other mutual fund (or series thereof) in the Seligman Group to the extent permitted by any order that may be obtained from the SEC relating to borrowing and lending among mutual funds in the Seligman Group. A Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

•	Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in selling portfolio securities;

•

Purchase or sell commodities or contracts on commodities, except to the extent a Fund may do so in accordance with applicable law and the Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

For purposes of applying the 25% limitation on the securities of issuers in any particular industry (as described above), the Fund will generally use the industry classifications provided by the Global Industry Classification System.

For a description of the fundamental investment restrictions of the Underlying Funds, please see “Fund Policies” in each Underlying Fund’s Statement of Additional Information, which are incorporated herein by reference and are available free of charge by telephoning 1-800-221-2450.

Each Fund may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (“1940 Act”), a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

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Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, each Fund may invest up to 100% of its assets either directly (or through the Seligman Cash Management Fund or the Seligman U.S. Government Securities Fund) in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Each Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the Manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities (i.e., the Underlying Funds and individual US Government securities) for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration dates at the time of acquisition were one year or less are excluded from the calculation.

The portfolio turnover rates for the Asset Allocation Aggressive Growth Fund for the years ended December 31, 2008 and 2007 were 16.67% and 6.33%, respectively. The portfolio turnover rates for the Asset Allocation Growth Fund for the years ended December 31, 2008 and 2007 were 21.06% and 17.87%, respectively. The portfolio turnover rates for the Asset Allocation Moderate Growth Fund for the years ended December 31, 2008 and 2007 were 25.59% and 20.42%, respectively. The portfolio turnover rates for the Asset Allocation Balanced Fund for the years ended December 31, 2008 and 2007 were 38.51% and 19.98%, respectively.

Each Fund’s portfolio turnover rate is not expected to exceed 100% annually. Because the Manager expects to reallocate each Fund’s assets among the Underlying Funds, US Government securities and short-term debt instruments on a semi-annual basis (if a Fund’s allocation with respect to a particular Underlying Fund is outside the allocation range for such Underlying Fund on the semi-annual reallocation date), the portfolio turnover rates for the Funds may be high in comparison to other mutual funds. In addition, the Funds indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Funds may also bear expenses directly or indirectly through sales of securities held by the Funds and the Underlying Funds which result in realization of ordinary income or taxable gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).

Disclosure of Portfolio Holdings

Each fund’s Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund’s Board also believes that knowledge of the fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund’s Board has therefore adopted the investment manager’s policies and approved the investment manager’s procedures, including the investment manager’s oversight of subadviser practices, relating to disclosure of the fund’s portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of

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portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund’s fiscal quarter, on the SEC’s website. Once holdings information is filed with the SEC, it will also be posted on the website for the RiverSource funds at riversource.com/funds and for the Seligman funds at seligman.com, and it may be mailed, e-mailed or otherwise transmitted to any person.

In addition, the investment manager makes publicly available information regarding a fund’s top ten holdings (including name and percentage of a fund’s assets invested in each such holding) and the percentage breakdown of a fund’s investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally as of a month-end and is not released until it is at least fifteen (15) days old.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund’s prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek, Data Communiqué, Inc.), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Institutional Shareholder Services), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P. Investment Technology Group, Inc.), operational functions (Brown Brothers Harriman & Co. (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), (3) entities that provide trading, research or other investment related services (including Citigroup, Merrill Lynch & Co., and Morgan Stanley), and (4) fund intermediaries that include the funds in discretionary wrap or other investment programs that request such information in order to support the services provided to investors in the programs. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund’s Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s General Counsel’s Office, Compliance, and Communications. The PHC has been authorized by the fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund’s Chief Compliance Officer or the fund’s General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

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Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Management of the Series

Board Members and Officers

Shareholders elect a Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously elected (at a special meeting held November 2008) ten new directors (collectively, the “New Board Members”), the New Board Members took office on November 7, 2008. The New Board Members are Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. The New Board Members also became directors/trustees of the other Seligman funds in November 2008 and also serve as directors/trustees of the other funds in the RiverSource Family of Funds. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, have continued to serve on the Board after the Acquisition, which results in an overall increase from ten directors to 12 directors of the Series.

Information with respect to the members of the Board is shown below. Each member oversees 162 portfolios in the fund complex managed by RiverSource Investments, which includes 58 Seligman funds and 104 RiverSource funds RiverSource Partners funds and Threadneedle funds. Board members serve until the next regular shareholders’ meeting or until he or she reaches the mandatory retirement age established by the Board.

Independent Board Members

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Investment Review, Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since November 7, 2008	Chair, RiverSource Funds, 1999-2006; former Governor of Minnesota	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since November 7, 2008	Trustee Professor of Economics and Management, Bentley University; Former Dean, McCallum Graduate School of Business, Bentley University	Other funds in the RiverSource Family of Funds	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since November 7, 2008	Attorney and Consultant	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Executive, Investment Review, Audit

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Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; other funds in the RiverSource Family of Funds	Distribution, Executive, Investment Review, Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member and Chair of Board since November 7, 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems); other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 65	Board member since 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997.	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 2000	Counsel, Lewis & Munday, P.C. (law firm) since 1987; and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc., (digital imaging); Infinity, Inc. (oil and gas exploration and production); and OGE Energy Corp., (energy and energy services); other funds in the RiverSource Family of Funds	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 65	Board member since November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs); other funds in the RiverSource Family of Funds	Contracts, Distribution, Executive, Investment Review

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Board Member Affiliated With RiverSource Investments*

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 48	Board member and Vice President since November 7, 2008	President – U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. since 2005; President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2001; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; and Senior Vice President – Chief Investment Officer, Ameriprise Financial, Inc., 2001-2005	Other funds in the RiverSource Family of Funds	None

*	Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments and Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Vice President, the other officers are:

Fund Officers

Name, Address, Age	Position with Fund and Length of Time Served*	Principal Occupation During Last Five Years
Patrick T. Bannigan 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	President since November 7, 2008	Director and Senior Vice President – Asset Management, Products and Marketing, RiverSource Investments, LLC and; Director and Vice President – Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004

Michelle M. Keeley 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since November 7, 2008	Executive Vice President – Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC since 2006; Vice President – Investments, Ameriprise Certificate Company since 2003; Senior Vice President – Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006

Amy K. Johnson 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	Vice President since November 7, 2008	Chief Administrative Officer, RiverSource Investments, LLC since 2009; Vice President – Asset Management and Trust Company Services, RiverSource Investments, LLC, 2006-2009; Vice President – Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Scott R. Plummer 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	Vice President, General Counsel and Secretary since November 7, 2008	Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC, since 2006; Chief Counsel, RiverSource Fund Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

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Fund Officers

Name, Address, Age	Position with Fund and Length of Time Served*	Principal Occupation During Last Five Years
Lawrence P. Vogel 100 Park Avenue, New York, NY 10017 Age 52	Treasurer since 2000	Vice President, Managed Assets, Investment Accounting of Ameriprise Financial, Inc. since 2009; Treasurer, Seligman Data Corp. since 2000. Senior Vice President, Investment Companies, J. & W. Seligman & Co. Incorporated, 992-2008; former Vice President of the Seligman funds

Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 58	Chief Compliance Officer since 2004; Anti-Money Laundering Prevention Officer and Identity Theft Prevention Officer since 2008	Chief Compliance Officer, RiverSource Investments, LLC and Kenwood Capital Management LLC since 2009; Chief Compliance Officer for each of the Seligman funds since 2004 and all funds in the RiverSource Family of Funds, Ameriprise Certificate Company, Seligman Data Corp. and RiverSource Service Corporation since 2009; Anti-Money Laundering Prevention Officer and Identity Theft Prevention Officer for each of the Seligman funds since 2008; and Managing Director, J. & W. Seligman & Co. Incorporated, and Vice-President for each of the Seligman funds, 2004-2008

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Board Committees

The Board initially approved the Management Agreement and other contracts with the investment manager and its affiliates, and other service providers. The Management Agreement was also approved by shareholders at a special meeting held on November 3, 2008. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, stockholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

The Board of Directors met 14 times during the year ended December 31, 2008, which includes 12 meetings by the Board as constituted prior to the Acquisition of Seligman and 2 meetings by the Board as currently constituted. As of November 7, 2008, the Board has organized the following standing committees to facilitate its work (accordingly, no committee meetings have been held prior to such date for these committees): Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Directors who are not “interested persons” of the Series as that term is defined in the 1940 Act (i.e., they are independent directors). The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chairman of the Board, acts as a point of contact between the independent Directors and RiverSource Investments between Board meetings in respect of general matters.

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Chairman of the Board in relation to furthering the interests of the Funds and other funds in the RiverSource Family of Funds and their shareholders on external matters. The members of this committee are not “interested persons” as that term is defined in the 1940 Act. The committee, which operates pursuant to a written charter, also reviews candidates for Board membership, including candidates recommended by stockholders. This committee met 10 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Funds’ then-existing Board Operations Committee and 2 meetings by the Funds’ then existing Director Nominating Committee, each of which performed functions similar to the Board Governance Committee, which met 1 time during the period after the Acquisition of Seligman.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s

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meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders, if such a meeting is held. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Funds; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Compliance Committee. This committee supports the Funds’ maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Funds’ CCO to meet with independent Board members on a regular basis to discuss compliance matters. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Funds’ then existing Board of Directors, which performed functions similar to the Compliance Committee, which met 1 time during the period after the Acquisition of Seligman.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Funds. It also advises the Board regarding actions taken on these contracts during the annual review process. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Funds’ then existing Board Operations Committee, which performed functions similar to the Contracts Committee, which met 1 time during the period after the Acquisition of Seligman.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Funds, and reports to the Board as appropriate. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Funds’ then existing Board of Directors, which performed functions similar to the Distribution Committee, which met 1 time during the period after the Acquisition of Seligman.

Executive Committee. This committee acts for the Board between meetings of the Board. This committee did not meet during the year ended December 31, 2008.

Investment Review Committee. This committee reviews and oversees the management of the Funds’ assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Funds’ then existing Board of Directors, which performed functions similar to the Investment Review Committee, which met 1 time during the period after the Acquisition of Seligman.

Audit Committee. This committee oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting and oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds’ independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of such firm. This committee operates pursuant to a written charter. This committee met 4 times during the year ended December 31, 2008, which includes 3 meetings by the audit committee as constituted prior to the Acquisition of Seligman and 1 meeting by the Audit Committee as currently constituted.

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Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for shareholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a shareholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Minneapolis, Minnesota 55402, addressed to the Board of Directors of the Fund(s) or the individual Director. All shareholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

Beneficial Ownership of Shares

As of December 31, 2008, the Directors beneficially owned shares in the Fund and the RiverSource Family of Funds (which includes the Seligman funds) as follows:

Name	Dollar Range of Funds’ Shares Owned By Director	Aggregate Dollar Range of Shares Owned by Director/Trustee in the RiverSource Family of Funds(*)
INDEPENDENT BOARD MEMBERS
Kathleen Blatz	None	Over $100,000
Arne H. Carlson	None	Over $100,000
Pamela G. Carlton	None	$50,001-$100,000
Patricia M. Flynn	None	Over $100,000
Anne P. Jones	None	Over $100,000
Jeffrey Laikind	None	Over $100,000
Stephen R. Lewis, Jr.	None	Over $100,000
John F. Maher	None	Over $100,000
Catherine James Paglia	None	Over $100,000
Leroy C. Richie	None	Over $100,000
Alison Taunton-Rigby	None	Over $100,000
AFFILIATE BOARD MEMBERS
William F. Truscott	None	Over $100,000

*	Total includes deferred compensation invested in share equivalents.

Compensation Table

The New Board Members became Directors of the Series and substantially all of the Seligman-branded funds effective November 7, 2008 at the completion of RiverSource Investments’ Acquisition of Seligman. For the year ended December 31, 2008, any compensation received by the New Board Members from the Series (and other Seligman-branded funds) would relate to the period of November 7, 2008 through December 31, 2008. Only Messrs. Maher and Richie were Directors of the Series (and other Seligman-branded funds) during the entire year ended December 31, 2008. Messrs. Maher and Richie became directors of the other funds in the RiverSource Family of Funds on December 10, 2008 and November 12, 2008, respectively. Total Directors’ fees paid by the Series to the current independent Directors for the year ended December 31, 2008 were as follows (this amount does not reflect fees paid to former directors who resigned in the fourth quarter of 2008):

Name and Position with Series	Aggregate Compensation from the Series (1)	Pension or Retirement Benefits Accrued as Part of the Series Expenses	Total Compensation from the Series and RiverSource Family of Funds Paid to Directors (1)(2)
Kathleen Blatz, Director	$-0-	N/A	$177,500
Arne H. Carlson, Director	-0-	N/A	180,000
Pamela G. Carlton, Director	-0-	N/A	165,000
Patricia M. Flynn, Director (2)	-0-	N/A	167,500
Anne P. Jones, Director	-0-	N/A	177,500
Jeffrey Laikind, Director	-0-	N/A	165,000
Stephen R. Lewis, Jr., Director (2)	-0-	N/A	400,000
John F. Maher, Director (2)	1,025	N/A	89,450
Catherine James Paglia, Director (2)	-0-	N/A	170,000
Leroy C. Richie, Director	1,156	N/A	116,366
Alison Taunton-Rigby, Director		N/A	167,500

(1)	At December 31, 2008, the Directors had oversight responsibilities for 163 investment companies, including the Series.

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(2)	Ms. Flynn, Mr. Lewis, Mr. Maher and Ms. Paglia elected to defer a portion of the total compensation payable during the period in the amount of $82,208, $60,000, $76,533 and $166,667, respectively.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the funds’ Chief Compliance Officer, Counsel to the independent Board members, and the funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members. The independent Board members are paid an annual retainer of $95,000. Committee and sub-committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chair will receive total annual cash compensation of $400,000. The fees payable to the Chairman as well as the other fees described above that are payable to the other independent directors are the aggregate director/trustee fees paid by all of the funds (other than any fund-of-funds) in the RiverSource Family of Funds, including the Funds. These fees are accrued monthly based upon the relative net assets of these funds.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds, RiverSource Partners funds, Threadneedle funds and, as available, the Seligman funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

Code of Ethics

The funds in the RiverSource Family of Funds (which includes the Seligman funds), RiverSource Investments, (the investment manager for the funds), and the distributor have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

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Proxy Voting Policies

General Guidelines, Policies and Procedures

The funds in the RiverSource Family of Funds, which includes the Fund, uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and votes proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

General Guidelines

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•

Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

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Policies and Procedures

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other Seligman funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A note with respect to underlying funds: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-

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funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of April 2, 2009, there was no person or persons who controlled the Series, either through a significant ownership of shares or any other means of control.

Principal Holders

As of April 2, 2009, each of the following principal holders owned 5% or more of a Fund's Class of shares of capital stock then outstanding as follows:

Asset Allocation Aggressive Growth Fund

Name and Address	Class	Percentage of Total Outstanding Shares Held
Merrill Lynch, Pierce Fenner & Smith Incorporated, FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	A	18.21%

Merrill Lynch, Pierce Fenner & Smith Incorporated, FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	C	9.76%

Charles Schwab & Co. Inc., FBO Customers, Attn. Mutual Funds Dept., 101 Montgomery Street, San Francisco, CA 94104-4122	C	5.68%

Asset Allocation Growth Fund

Name and Address	Class	Percentage of Total Outstanding Shares Held
Merrill Lynch, Pierce Fenner & Smith Incorporated, FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	A	14.28%

Elizabeth Devoto TTE Elizabeth Devoto Rev Trust, 14413 Rue De Gascony Ct, Ballwin, MO 63011-2719	A	5.23%

Merrill Lynch, Pierce Fenner & Smith Incorporated, FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	B	8.52%

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052	B	5.16%

Merrill Lynch, Pierce Fenner & Smith Incorporated, FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	C	6.63%

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Asset Allocation Moderate Growth Fund

Name and Address	Class	Percentage of Total Outstanding Shares Held
Merrill Lynch, Pierce Fenner & Smith Incorporated, FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	A	9.23%

John Belanich, 525 Northern Blvd, Suite 300, Great Neck, NY 11021-5102	A	5.26%

Merrill Lynch, Pierce Fenner & Smith Incorporated, FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	B	15.87%

Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	B	7.06%

Merrill Lynch, Pierce Fenner & Smith Incorporated, FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	C	10.86%

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Asset Allocation Balanced Fund

Name and Address	Class	Percentage of Total Outstanding Shares Held
Merrill Lynch, Pierce Fenner & Smith Incorporated, FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	A	12.09%

State Street Bank and Trust Co CUST Patricia A. Flynn, 1525 Robinhood Ct, Kirkwood, MO 63122	A	6.23%

Merrill Lynch, Pierce Fenner & Smith Incorporated, FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	B	8.51%

State Street Bank and Trust, FBO Donald Didomenico, 9234 Bender Road, North Ridgeville, OH 44039-3550	B	8.16%

Larry Hadley, Ireland Robinson & Hadley Inc. FBO Elaine L Sullivan, P.O. Box 345, Belvedere, CA 94920	B	7.58%

The Trustees of the B.K. & Associates, 401K Plan FBO Anne Suter, 4424 Del Valle Parkway, Pleaseanton, CA 94566	B	6.41%

Merrill Lynch, Pierce Fenner & Smith Incorporated, FBO Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32246	D	18.20%

Management Ownership

As of April 2, 2009, Directors and officers of the Series did not own any shares in the Funds.

Investment Advisory and Other Services

Investment Manager

With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders of the Funds having previously approved (at a special meeting held in November 2008) the Management Agreement, RiverSource Investments became the new investment manager of the Funds effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, each Fund pays RiverSource Investments a management fee for its services, calculated daily and payable monthly (effective November 7, Seligman, the predecessor investment manager, no longer receives a management fee). Each Fund pays RiverSource Investments a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.10% per annum of the Fund’s average daily net asset value. RiverSource Investments and its affiliates, as described in the Series’ prospectuses, are contractually waiving certain fees and absorbing certain expenses of the Funds, unless sooner terminated at the discretion of the Series’ Board. In addition to management fees at the Fund level, each investor in a Fund will indirectly bear the management fee charged to the Fund by the Underlying Funds in which the Fund invests.

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Under the Management Agreement, dated November 7, 2008, subject to the control of the Series’ Board of Directors, RiverSource Investments manages the investment of the assets of the Funds, including making purchases and sales of portfolio securities consistent with the Funds’ investment objectives and policies.

For the year ended December 31, 2008, the management fees for Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund, Asset Allocation Moderate Growth Fund and Asset Allocation Balanced Fund were $19,124, $28,506, $32,079 and $14,984, respectively, or 0.10% per annum, respectively, of each Fund’s average daily net asset values. However, Seligman (prior to the Acquisition) and RiverSource Investments and its affiliates (on or after the Acquisition) waived these amounts in respect of each Fund. For the year ended December 31, 2007, the management fees for Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund, Asset Allocation Moderate Growth Fund and Asset Allocation Balanced Fund were $22,113, $35,507, $42,892 and $18,744, respectively, or 0.10% per annum, respectively, of each Fund's average daily net asset values. However, Seligman waived these amounts for each Fund other than the Asset Allocation Growth Fund, for which it only waived a portion of its management fee. For the year ended December 31, 2006, the management fees for Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund, Asset Allocation Moderate Growth Fund and Asset Allocation Balanced Fund were $15,998, $27,820, $35,405 and $17,054, respectively, or 0.10% per annum, respectively, of each Fund’s average daily net asset values. However, these amounts were waived by Seligman. As of the date of this SAI, Ameriprise Financial provides administrative services to the Fund(s) at no cost and RiverSource Investments provides investment management services for a fee. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table of the prospectus). There will be no net impact to the fees that the Fund(s) will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund(s). Please see the Appendices C and D in this SAI for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

The Management Agreement as it relates to a Fund provides that it is effective on November 7, 2008 and shall continue in full force and effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Funds and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party). The Management Agreement may be terminated by either a Fund or RiverSource Investments at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of a Fund. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

Except for bad faith, intentional misconduct or negligence in regard to the performance of its duties under the Management Agreement, neither RiverSource Investments, nor any of its respective directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by a Fund or its shareholders or creditors. Each of RiverSource Investments, and its respective directors, officers, partners, principals, employees and agents, will be entitled to rely, and will be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by a Fund or its agents which is believed in good faith to be accurate and reliable. RiverSource Investments does not warrant any rate of return, market value or performance of any assets in a Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, a Fund does not waive any right which it may have under such laws or regulations.

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Principal Underwriter

RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc., an affiliate of RiverSource Investments, located at 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55402, acts as general distributor of the shares of the Funds as well as the other funds in the RiverSource Family of Funds. The distributor is an “affiliated person” (as defined in the 1940 Act) of RiverSource Investments, which is itself an affiliated person of the Funds. Those individuals identified above under “Management Information” as directors or officers of both the Funds and the distributor are affiliated persons of both entities.

Administrative Services

Under an Administrative Services Agreement, Ameriprise Financial provides the Fund(s) with administration and accounting services. As of the date of this SAI, Ameriprise Financial provides administrative services to the Fund(s) at no cost and RiverSource Investments provides investment management services for a fee. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table of the prospectus). There will be no net impact to the fees that the Fund(s) will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices C and D in this SAI for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of RiverSource Investments, regularly advise the Series or RiverSource Investments with respect to the Funds’ investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares, as set forth below:

Initial sales charge(a) for Class A shares

For equity funds and funds-of-funds (equity)

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	5.75%	6.10%	5.00%
$50,000—$99,999	4.75	4.99	4.00
$100,000—$249,999	3.50	3.63	3.00
$250,000—$499,999	2.50	2.56	2.15
$500,000—$999,999	2.00	2.04	1.75
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

For fixed income funds except those listed below and funds-of-funds (fixed income)

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	4.75%	4.99%	4.00%
$50,000—$99,999	4.25	4.44	3.50
$100,000—$249,999	3.50	3.63	3.00
$250,000—$499,999	2.50	2.56	2.15
$500,000—$999,999	2.00	2.04	1.75
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

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For RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax- Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	3.00%	3.09%	2.50%
$50,000—$99,999	3.00	3.09	2.50
$100,000—$249,999	2.50	2.56	2.15
$250,000—$499,999	2.00	2.04	1.75
$500,000—$999,999	1.50	1.52	1.25
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

(a)

Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

(b)	Purchase price includes the sales charge.

(c)

Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.

(d)

For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sales commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See “Initial Sales Charge — Waivers of the sales charge for Class A shares” for employee benefit plan eligibility rules.

Rule 12b-1 Plan

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Fund may pay to the distributor an administration, shareholder services and distribution fee in respect of the Fund’s Class A, Class B and Class C shares. Payments by a Fund under its 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Fund’s shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying the distributor’s costs incurred in connection with its marketing efforts with respect to shares of the Funds. RiverSource Investments, in its sole discretion, may also make similar payments to the distributor from its own resources, which may include the management fee that RiverSource Investments receives from each Fund, respectively. Payments made by a Fund under its 12b-1 Plan are intended to be used to encourage sales of shares of each Fund of the Series, as well as to discourage redemptions.

Fees paid by a Fund under its 12b-1 Plan with respect to any class of shares of the Fund may not be used to pay expenses incurred solely in respect of any other class of the Fund or any other fund. Expenses attributable to more than one class of a Fund are allocated between the classes of the Fund in accordance with a methodology approved by the Series’ Board of Directors. Expenses of distribution activities that benefit both a Fund and other funds are allocated among the applicable Fund and funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board of Directors of the Series.

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Class A

Under the 12b-1 Plan, each Fund, with respect to its Class A shares, is authorized to pay monthly to the distributor a service fee at an annual rate of up to 0.25% of the average daily net asset value of such Fund’s Class A shares. These fees are used by the distributor exclusively to make payments to Service Organizations which have entered into agreements with the distributor. Such Service Organizations receive from the distributor a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Board of Directors. Each Fund is not obligated to pay the distributor for any such costs it incurs in excess of the fee described above. No expense incurred in one year by the distributor with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If a Fund’s 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to the distributor with respect to its Class A shares. To avoid any duplication of 12b-1 fees, the 12b-1 fees to be paid by each class of a Fund will be reduced by an amount equal to the dollar amount of any 12b-1 fees paid by Underlying Funds in respect of shares owned by the Fund. The total amounts paid to the distributor in respect of Class A shares of the Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund, Asset Allocation Moderate Growth Fund and Asset Allocation Balanced Fund for the year ended December 31, 2008, net of 12b-1 fees paid by the Underlying Funds, were $0, $0, $0 and $778, respectively, or 0%, 0%, 0% and 0.01%, respectively, per annum of each Fund’s Class A shares average daily net assets.

Class B

Under the 12b-1 Plan, each Fund, with respect to its Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class B shares. The fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased the distributor’s rights to this fee (the “Purchasers”) to compensate them for having funded, at the time of sale of Class B shares of each Fund (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to the distributor to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to the distributor. A small portion of the distribution fee is paid to the distributor in connection with sales of Class B shares for which no commissions are paid; the distributor may pay the entire 12b-1 fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by the distributor exclusively to make payments to Service Organizations which have entered into agreements with the distributor. Such Service Organizations receive from the distributor a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by the distributor or the Purchasers in any one year upon the initial purchase of Class B shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. The distributor and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund’s 12b-1 Plan is terminated in respect of its Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to the distributor or the Purchasers with respect to its Class B shares. To avoid any duplication of 12b-1 fees, the 12b-1 fees to be paid by each class of a Fund will be reduced by an amount equal to the dollar amount of any 12b-1 fees paid by Underlying Funds in respect of shares owned by the Fund. The total amounts paid to the distributor in respect of Class B shares of the Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund, Asset Allocation Moderate Growth Fund and Asset Allocation Balanced Fund for the year ended December 31, 2008, net of 12b-1 fees paid by the Underlying Funds, were $23,134, $36,820, $35,145 and $14,031, respectively, equivalent to 0.75% per annum of each Fund’s Class B shares average daily net assets.

Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to the distributor a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class C shares. The fee is used by the distributor as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class C shares is used, along with any contingent deferred sales charge (CDSC) proceeds, to (1) reimburse the distributor for its (A) payment at the time of sale of Class C shares of a 0.75% sales commission to Service Organizations or (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class C shares to Service Organizations who elect not to receive a time of sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors

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and other marketing costs of the distributor. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse the distributor for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect not to receive a time of sale payment. The payment of service fees to the distributor is limited to amounts the distributor actually paid to Service Organizations as service fees at either the time of sale or the ongoing service fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class C shares, the 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. To avoid any duplication of 12b-1 fees, the 12b-1 fees to be paid by each class of a Fund will be reduced by an amount equal to the dollar amount of any 12b-1 fees paid by Underlying Funds in respect of shares owned by a Fund. The total amounts paid to the distributor in respect of Class C shares of the Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund, Asset Allocation Moderate Growth Fund and Asset Allocation Balanced Fund for the year ended December 31, 2008, net of 12b-1 fees paid by the Underlying Funds, were $38,443, $73,620, $96,379 and $47,124, respectively, equivalent to 0.75% per annum of each Fund’s Class C shares average daily net assets (except in the case of Asset Allocation Balanced Fund, where such amount was equal to 0.75% per annum).

The amounts expended by the distributor in any one year with respect to Class C shares of each Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by the distributor in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year each Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2008, the distributor incurred $975,625, $798,751, $437,300 and $760,104, of expenses in respect of Class C shares of Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund, Asset Allocation Moderate Growth Fund and Asset Allocation Balanced Fund, respectively, that were not reimbursed from the amounts received from the Funds 12b-1 Plans. These amounts are equal to 30.83%, 12.74%, 6.17% and 19.04%, respectively, of their net assets.

If the 12b-1 Plan is terminated in respect of Class C shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to the distributor with respect to its Class C shares.

Payments made by each Fund under its 12b-1 Plan for the year ended December 31, 2008, were spent on the following activities in the following amounts:

Asset Allocation Aggressive Growth Fund	Class A	Class B*	Class C**
Compensation to underwriters	$0	$3	$0
Compensation to broker/dealers	0	7,694	35,357
Other Compensation*	0	15,437	0

Asset Allocation Growth Fund	Class A	Class B*	Class C**
Compensation to underwriters	$0	$162	$0
Compensation to broker/dealers	0	12,293	67,813
Other Compensation*	0	24,365	0

Asset Allocation Moderate Growth Fund	Class A	Class B*	Class C**
Compensation to underwriters	$0	$142	$0
Compensation to broker/dealers		11,772	86,234
Other Compensation*	0	23,231	0

Asset Allocation Balanced Fund	Class A	Class B*	Class C**
Compensation to underwriters	$0	$206	$0
Compensation to broker/dealers	778	4,594	41,821
Other Compensation*	0	9,231	0

*	Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

**	Includes payments with respect to Class C shares and Class D shares, which converted to Class C shares on May 16, 2008.

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The 12b-1 Plans were initially approved on November 18, 1999 by the Board of Directors of the Series, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Series and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or in any agreement related to the 12b-1 Plans (the Qualified Directors) and by the sole shareholder of each Fund on December 15, 1999. The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Series, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the Class. If the amount payable in respect of Class A shares under the 12b-1 Plans is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors.

The 12b-1 Plans require that the Treasurer of the Series shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Series be made by such disinterested Directors.

For the year ended December 31, 2008, RiverSource Services, Inc. formerly Seligman Services, Inc., acted as the broker/dealer of record for shareholder accounts of the Series that did not have a designated financial advisor. As such, it received compensation from each Fund pursuant to its 12b-1 Plan for providing personal services and account maintenance to such accounts. For the year ended December 31, 2008, its received service fees pursuant to the 12b-1 Plan of Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund, Asset Allocation Moderate Growth Fund and Asset Allocation Balanced Fund, in the amounts of $372, $846, $904, and $363, respectively.

Other Service Providers

Board Services Corporation

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each in dependent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

RiverSource Service Corporation

Effective on or about June 13, 2009, RiverSource Service Corporation (“RSC”) will serve as the Seligman funds’ transfer, shareholder service and dividend-paying agent (RSC already serves as transfer, shareholder service and dividend-paying agent for the other funds in the RiverSource Family of Funds). RSC provides or compensates others to provide such services to the RiverSource Family of Funds.

As of the date hereof, SDC is the transfer, shareholder service and dividend-paying agent for the Funds through on or about June 12, 2009. SDC charges the Funds at cost for its services. These costs include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. SDC’s address is 100 Park Avenue, New York, New York 10017.

Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a “portfolio manager.” The following table sets forth certain additional information from that discussed in the Prospectus with respect to the portfolio managers of the Series. Unless noted otherwise, all information is provided as of December 31, 2008.

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Other Accounts Managed by Portfolio Managers. The table below identifies, for each portfolio manager, the number of accounts managed (other than the Series) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account. For purposes of the table below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Charles W. Kadlec	5 Registered Investment Companies with $190 million in net assets under management.	0 Pooled Investment Vehicles.	9 Other Accounts with approximately $4 million in total assets under management.

Gary Terpening	5 Registered Investment Companies with $190 million in net assets under management.	0 Pooled Investment Vehicles.	8 Other Accounts with approximately $755,000 in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the portfolio managers’ management of the Series’ investments and investments in other accounts.

Compensation:

For the year ended December 31, 2008, as compensation for his responsibilities, Mr. Kadlec received a fixed base salary and discretionary bonus. This compensation was determined by Seligman, the Funds’ predecessor investment manager. For 2009 compensation, which is determined by RiverSource Investment, see below.

Mr. Kadlec’s discretionary bonus was based on numerous qualitative and quantitative factors, including the evaluation of Mr. Kadlec’s performance of his former responsibilities not related to the Series, such as overseeing the business operations of each of Seligman Advisors, Inc. and Seligman Services, Inc., and to Seligman’s overall profitability. Seligman also considered the relative pre-tax investment performance of the Funds and one other investment company (for which Mr. Kadlec also serves as portfolio manager) as compared with such funds’ respective Lipper averages for 2008, as well as the since-inception, three- and five-year periods ending thereon, as applicable.

Mr. Terpening received a fixed base salary and discretionary bonus for the year ended December 31, 2008, as determined by Seligman. Mr. Terpening’s discretionary bonus was based on numerous qualitative and quantitative factors relating to his responsibilities as a Seligman product manager and research analyst. The factors included, among other things, an evaluation of Mr. Terpening’s performance of his product management responsibilities as they relate to certain Seligman products, primarily, the Seligman Time Horizon Matrix and Seligman Harvester asset allocation strategies (collectively, the “Time Horizon Matrix”), as well as the Series’ Funds and Seligman TargetHorizon ETF Portfolios, Inc. (also an asset allocation type series of mutual funds), each of which utilize the Time Horizon Matrix. Seligman also considered Mr. Terpening’s portfolio management responsibilities with respect to the Funds and the funds of Seligman TargetHorizon ETF Portfolios, Inc. With respect to these funds, Seligman evaluated the quality of research performed by Mr. Terpening, as well as his contributions and assistance to the design of the overall asset allocations underlying these funds. Seligman also considered the competitive environment for Mr. Terpening’s services. For 2009 compensation, which is determined by RiverSource Investment, see below.

For 2009, as determined by RiverSource Investments, portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers and by the short term (typically one-year) and long-term (typically three year) performance of those accounts in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

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Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts noted above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

Securities Ownership. As of December 31, 2008, Mr. Kadlec owned between $50,001 and $100,000 of the shares of the Asset Allocation Growth Fund and between $10,001 and $50,000 of the Asset Allocation Balanced Fund. As of the same date, Mr. Terpening owned between $1 and $10,000 of each of the Asset Allocation Growth Fund and the Asset Allocation Moderate Growth Fund. Other than as described herein, the portfolio managers did not own shares of the Funds.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and RiverSource Fund Distributors, Inc. (principal underwriter and distributor of the RiverSource Family of Funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

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A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

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Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund.

However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including a fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis and Los Angeles, it operates in this structure subject to its duty to seek best execution.

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the investment management services agreement.

Total Brokerage Commissions

For the years ended December 31, 2008, 2007 and 2006 the Funds did not pay brokerage commissions to others for execution, research or statistical services.

To the extent that the Funds invest their assets in Underlying Funds, the Funds will not pay any commissions for purchases and sales. Each Fund, however, will bear a portion of the commissions paid by the Underlying Funds in which it invests in connection with the purchase and sale of portfolio securities.

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Regular Broker-Dealers

During the year ended December 31, 2008, the Series did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Capital Stock and Other Securities

Capital Stock

The Directors of the Series are authorized to issue, create and classify shares of capital stock in separate funds without further action by shareholders. Shares of capital stock of each Fund have a par value of $.001 and are divided into three classes, designated as Class A common stock, Class B common stock and Class C common stock. Each share of a Fund’s Class A, Class B and Class C common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Series’ Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no preferential liquidation, conversion or prescriptive rights.

Other Securities

The Series has no authorized securities other than the above-mentioned common stock.

Investing in a Fund

Effective on or about June 13, 2009, the Seligman funds’ Class R shares are renamed as Class R2 shares and the Seligman funds’ Class I shares are renamed as Class R5 shares. All references in this section “Investing in a Fund” reflect the renamed shares classes (i.e., Seligman fund Class I shares in existence on or about June 12, 2009 are reflected below as Class R5 shares, and the Class I shares reflected below are a new share class for the Seligman funds).

SALES CHARGE

For funds other than money market funds:

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y there is no initial sales charge so the public offering price is the same as the NAV.

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following tables. The first table is organized by investment category.

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Class A Initial Sales Charge

For all funds EXCEPT RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund:

Fund category	Balanced, Equity, Fund-of-funds – equity		Fund-of funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income
	Sales charge(a) as a percentage of:
Total market value	Public offering price(b)	Net amount invested	Public offering price(b)	Net amount invested
Up to $49,999	5.75%	6.10%	4.75%	4.99%
$50,000 - $99,999	4.75%	4.99%	4.25%	4.44%
$100,000 - $249,999	3.50%	3.63%	3.50%	3.63%
$250,000 - $499,999	2.50%	2.56%	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%	2.00%	2.04%
$1,000,000 or more(c), (d)	0.00%	0.00%	0.00%	0.00%

For RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund:

Total market value	Sales charge(a) as a percentage of Public offering price(b)	Sales charge(a) as a percentage of Net amount invested
Up to $49,999	3.00%	3.09%
$50,000 - $99,999	3.00%	3.09%
$100,000 - $249,999	2.50%	2.56%
$250,000 - $499,999	2.00%	2.04%
$500,000 - $999,999	1.50%	1.52%
$1,000,000 or more(c), (d)	0.00%	0.00%

(a)	Because of rounding in the calculation of purchase price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.

(d)	For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sale commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission of up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See “Initial Sales Charge – Waivers of the sales charge for Class A shares” for employee benefit plan eligibility rules.

Class A – Letter of Intent (LOI)

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13 month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A shares and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sale charge than would otherwise be available to you under the LOI, future sales charges will be determined by ROA as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of funds other than Class A; does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period; purchases in funds held within a wrap product; and purchases of money market funds unless they are subsequently exchanged to Class A shares of a fund within the 13-month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial institution in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

Class A Shares

Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, financial intermediary or the transfer agent of such eligibility and be prepared to provide proof thereof.

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Initial Sales Charge— Waivers of the sales charge for Class A shares. Sales charges do not apply to:

•	shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

•

participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and December 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to December 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after December 31, 2009.

•	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

•

plans that (i) own Class B shares of any Seligman fund and (ii) participate in Seligman Growth 401(k) through Ascensus’s (formerly BISYS) third party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

•

to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts” for which Charles Schwab & Co., Inc. acts as broker dealer.

•	to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

•

to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

•	to other investment companies in the RiverSource Family of Funds pursuant to a “fund of funds” arrangement.

Class B Shares

Class B shares have a CDSC for six years. Class B shares purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Class B shares purchased in a RiverSource fund beginning May 21, 2005 and Class B shares purchased in a Seligman fund beginning June 13, 2009 will convert to Class A shares one month after the eighth year of ownership.

CDSC – Waivers of the CDSC for Class B shares. The CDSC will be waived on sales of shares:

•	for shares of Seligman funds in retail retirement plans sold to Merrill to which no sales commission or transaction fee was paid to an authorized financial institution at the time of purchase.

•

for shares of RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan

•

for shares of RiverSource funds held in IRAs or certain qualified plans, prior to June 12, 2009 such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

•	at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

•	selling under an approved substantially equal periodic payment arrangement.

Class C Shares

Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

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CDSC – Waivers of the CDSC for Class C shares. The CDSC will be waived on sales of shares:

•

for shares of RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan and for shares of RiverSource funds held in tax-sheltered custodial accounts where Ameriprise Trust Company is the custodian, in cases where the sale is not a full liquidation of the Qualified Plan Account, and in cases where the sale is a full liquidation of a Qualified Plan Account held for the benefit of multiple plan participants, but the full liquidation is not the result of a mutual fund line-up (plan investment option) change or plan termination.

Class D Shares

Class D shares are offered through wrap fee programs or other investment products. Class D shares are sold without a frontend sales charge or CDSC. Class D shares are subject to a distribution fee.

Class E Shares

Class E shares are offered to qualifying institutional investors and brokerage accounts. Class E shares are sold without a front-end sales charge or CDSC. Class E shares are subject to a plan administration fee.

Class I Shares

Class I shares are offered to qualifying institutional investors. Class I shares are sold without a front-end sales charge or CDSC.

Class R Shares

Class R2, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors. Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R2 and Class R3 shares are subject to a distribution fee. Class R2, Class R3 and R4 shares are subject to a plan administration fee. The following investors are eligible to purchase Class R2, Class R3, Class R4 and Class R5 shares:

•	Qualified employee benefit plans;

•	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

•	Nonqualified deferred compensation plans;

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code;

•	Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

•	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds); and

•	Bank Trusts.

Class W Shares

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC. Class Y shares are subject to a plan administration fee. The following investors are eligible to purchase Class Y shares:

•	Qualified employee benefit plans;

•	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

•	Nonqualified deferred compensation plans; and

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

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In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the fund reserve the right to reject any business, in its sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

•	The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each RiverSource fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the RiverSource fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the RiverSource fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the RiverSource fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a RiverSource fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Payment in Securities. In addition to cash, the Series may accept securities in payment for Series’ shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, the Series will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if the Manager determines that the offered securities are a suitable investment for the Series and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Series would not accept securities with a value of less than $100,000 per issue in payment for shares. The Series may reject in whole or in part offers to pay for Series’ shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Series’ shares at any time without notice. The Series will not accept restricted securities in payment for shares. The Series will value accepted securities in the manner provided for valuing portfolio securities of the Series. Any securities accepted by the Series in payment for Series’ shares will have an active and substantial market and have a value which is readily ascertainable.

Offering Price

When you buy or sell shares of each Fund, you do so at the Class’s net asset value (“NAV”) next calculated after the distributor or the transfer agent accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares.

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NAV per share of each class of a Fund (including the Underlying Funds (Class A shares only)) is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class of a Fund and Underlying Fund is computed by dividing such class’s share of the value of the net assets of the Fund or Underlying Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund and Underlying Fund, including the management fee paid by the Funds or the Underlying Funds, are accrued daily and taken into account for the purpose of determining their respective NAVs. The NAV of Class B and Class C shares of the Funds will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

Valuing Fund Shares

Shares of the Underlying Funds are valued at their respective net asset values. The Underlying Fund’s securities are valued as described below.

For Funds other than Money Market Funds. A fund’s securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

•	Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

•

Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

•	Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

•

Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

•	Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

•

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

•

Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

•

Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

•

Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

•

When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

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The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

For Money Market Funds. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund’s portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Specimen Price Make-Up

Under the current distribution arrangements between the Series and the distributor, Class A shares are sold with a maximum initial sales charge of 5.75% and Class B and Class C shares are sold at NAV(1). Using each Class’s NAV at December 31, 2008, the maximum offering price of the Funds’ shares is as follows:

	Asset Allocation Aggressive Growth Fund	Asset Allocation Growth Fund
Class A
Net asset value per share	$4.34	$3.94
Maximum initial sales charge (5.75% of offering price)	0.26	0.24

Offering price to public	$4.60	$4.18

Class B
Net asset value and offering price per share(1)	$4.10	$3.67

Class C
Net asset value and offering price per share(1)	$4.10	$3.67

	Asset Allocation Moderate Growth Fund	Asset Allocation Balanced Fund
Class A
Net asset value per share	$3.86	$3.80
Maximum initial sales charge (5.75% of offering price)	0.24	0.23

Offering price to public	$4.10	$4.03

Class B
Net asset value and offering price per share(1)	$3.77	$3.80

Class C
Net asset value and offering price per share(1)	$3.77	$3.80

(1)	Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class C shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

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Redemption in Kind

The procedures for selling Series’ shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities of the Funds and/or the Underlying Funds is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Funds and/or Underlying Funds of their shares impracticable or it is not reasonably practicable for the Funds and/or the Underlying Funds to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of each Fund’s or Underlying Fund’s shareholders. Under these circumstances, redemption proceeds may be made in securities (i.e., a redemption in kind). If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Series’ responsibility for the prevention of money laundering, you may be required by the Series, RiverSource Investments, the distributor or the transfer agent or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Series, the distributor or the transfer agent or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Series. The Series, by written notice to you, may suspend payment to you of any proceeds or distributions if the Series, the distributor or the transfer agent or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Series, RiverSource Investments, the distributor or the transfer agent or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Series has no arrangements with any person to permit frequent trading of a Fund’s Shares.

Taxation of the Series

Capital Loss Carryover

From November 1, 2008 through December 31, 2008, the Aggressive Growth Fund, the Moderate Growth Fund and the Balanced Fund incurred $79,666, $57,924 and $126,275, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009. These losses will be available to offset future taxable net gains.

Because the measurement periods for a regulated investment company’s income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end (“post-October loss”) as occurring on the first day of the following tax year. The total capital loss carryovers above include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

Taxes

Subchapter M Compliance

The fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. The fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain

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limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its net capital gain) without a dividends paid deduction. Also, all of a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

Exchanges, Purchases and Sales

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

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Capital gain of a non-corporate US shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund’s investment category

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Balanced, Equity, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions

Dividends

Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

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Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Capital Gains Distributions

Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Withholding

Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a US trade or business carried on by such shareholder. If the income from the fund is

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not effectively connected with a US trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% US withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the US withholding tax.

If the income from the fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to US federal income tax at the graduated rates applicable to US citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold US federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Underwriters

Distribution of Securities

The Series and the distributor are parties to a distributing agreement under which the distributor acts as the exclusive agent for distribution of shares of the Series. The distributor accepts orders for the purchase of the Series’ shares, which are offered continuously. As general distributor of the Series’ shares, the distributor allows reallowances to all dealers on sales of Class A shares, as set forth above under “Dealer Reallowances” and, prior to June 4, 2007, Class C shares. The distributor retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares of Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund, Asset Allocation Moderate Growth Fund and Asset Allocation Balanced Fund for the year ended December 31, 2008 amounted to $31,015, $65,540, $37,627 and $14,603, respectively, of which $4,928, $7,811, $4,914 and $2,173, respectively, was retained by the distributor.

Total initial sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund, Asset Allocation Moderate Growth Fund and Asset Allocation Balanced Fund for the year ended December 31, 2007 amounted to $54,227, $76,505, $125,068 and $47,047, respectively, of which $6,538, $10,611, $15,345 and $5,908, respectively, was retained by the distributor. Any initial sales charges paid on Class C share would relate to purchases prior to June 4, 2007.

Total initial sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of Asset Allocation Aggressive Growth Fund, Asset Allocation Growth Fund, Asset Allocation Moderate Growth Fund and Asset Allocation Balanced Fund for the year ended December 31, 2006 amounted to $38,535, $62,020, $119,249 and $34,326, respectively, of which $3,222, $7,307, $12,268 and $5,908, respectively, was retained by the distributor. Any initial sales charges paid on Class C share would relate to purchases prior to June 4, 2007.

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Compensation

The distributor, which is an affiliated person of the Manager, which is an affiliated person of the Series, received the following commissions and other compensation from each Fund during the year ended December 31, 2008:

Fund	Net Underwriting Discounts and Commissions (Class A Sales Charges Retained)	Compensation on Redemptions and Repurchases (CDSC on Class A and Class C Shares Retained)(1)(3)	Brokerage Commissions	Other Compensation(2)
Asset Allocation Aggressive Growth Fund	$3,875	$3,632	$-0-	$3
Asset Allocation Growth Fund	8,196	2,547	-0-	162
Asset Allocation Moderate Growth Fund	4,714	1,811	-0-	142
Asset Allocation Balanced Fund	1,770	2,658	-0-	206

(1)	The distributor has sold its rights to collect a substantial portion of the distribution fees paid by each Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under “Rule 12b-1 Plan.”

(2)	During the year ended December 31, 2008, the distributor received distribution and service fees in respect of Class B, and Class C pursuant to each such Fund’s Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

(3)	Includes CDSC retained in respect of Class D shares which converted to Class C shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial intermediaries, including inter-company allocation of resources or payment to affiliated broker-dealers, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the funds. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial intermediary, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges — fees that a financial intermediary charges its representatives for effecting transactions in the funds. The amount of payment varies by financial intermediary, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial intermediary in addition to such asset-based fees, are considered on a case-by-case basis.

Marketing and Sales Support

Payments may be paid in support of retail, institutional, plan or other fee-based advisory program distribution efforts. These payments are typically made by the distributor in its efforts to advertise to and/or educate the financial intermediary’s personnel, including its registered representatives, about the fund. As a result of these payments, the distributor may obtain a higher profile and greater visibility for the fund within the financial intermediary’s organization, including placement of the fund on the financial intermediary’s preferred or recommended list. The distributor may also obtain greater access to sales meetings, sales representatives, and management representatives of the financial intermediary, including potentially having increased opportunity for fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and their clients and other events sponsored by the financial intermediary.

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Program and Shareholder Servicing

Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial intermediary to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other Payments

The distributor and its affiliates may separately pay financial intermediaries in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, client and investor events and other financial intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law. From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

Financial Intermediary Arrangements

The financial intermediary through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial intermediary.

Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Since the Funds’ inception through March 31, 2005, Seligman (the Funds’ predecessor investment manager) waived its investment management fee and/or reimbursed Fund expenses in order to limit each Fund’s expenses (other than 12b-1 fees) to 0.50% per annum of average daily net assets. From April 1, 2005 through at least April 30, 2010, this limit was reduced to 0.40% per annum for Asset Allocation Aggressive Growth Fund and Asset Allocation Growth Fund and to 0.25% per annum for Asset Allocation Moderate Growth Fund and Asset Allocation Balanced Fund. Absent such reimbursements and/or fee waiver, each of the Fund's returns would have been lower.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

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Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Average annual total returns include any applicable maximum initial sales charge or CDSC.

The average annual returns quoted below were computed by (1) assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified, (2) subtracting the maximum initial sales charge of 5.75% for Class A shares and (3) assuming that all of the dividends and capital gains distributions paid by each Fund’s Classes, if any, were reinvested at net asset value over the relevant time periods. It was then assumed that at the end of the one-and five-year periods and the period since inception, the entire amounts were redeemed, subtracting the applicable CDSC. The average annual total returns were then determined by calculating the rate required for the initial investment to grow to the amount that would have been received upon redemption (income and capital).

Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period. The cumulative total returns for each Class of shares of the Funds shown below was calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum initial sales charge for Class A shares; determining total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B and Class C shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares or on the redemption of shares.

The performance of the Funds presented below is through December 31, 2008:

	Average Annual Total Returns			Cumulative Total Return Since Inception(1)	Value of Initial $1,000 Investment (2)
	1 Year	5 Years	Since Inception(1)
Asset Allocation Aggressive Growth Fund
Class A	(48.93)%	(3.02)%	(3.61)%	(28.15)%	$718
Class B	(48.59)	(2.91)	(4.15)	(31.52)	685
Class C	(46.64)	(2.58)	(3.67)	(28.53)	715
Asset Allocation Growth Fund
Class A	(48.63)%	(3.30)%	(3.78)%	(29.27)%	707
Class B	(48.28)	(3.21)	(4.44)	(33.22)	668
Class C	(46.44)	(2.91)	(3.90)	(30.07)	699

	Average Annual Total Returns			Cumulative Total Return Since Inception(1)	Value of Initial $1,000 Investment (2)
Asset Allocation Moderate Growth Fund
Class A	(48.12)%	(4.14)%	(4.14)%	(31.59)%	684
Class B	(47.77)	(4.06)	(4.17)	(31.79)	682
Class C	(45.87)	(3.74)	(4.24)	(32.22)	678

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Asset Allocation Balanced Fund
Class A	(39.65)%	(4.09)%	(4.41)%	(33.30)%	667
Class B	(39.53)	(4.03)	(4.52)	(33.89)	661
Class C	(37.12)	(3.69)	(4.52)	(34.01)	660

(1)	Commencement of investment operations for Class A shares was January 10, 2000. Class A returns were computed from the commencement of investment operations. Class B and C shares were offered to the public on January 10, 2000, but were first issued at various later dates. Total returns for Class B and C shares of the Funds have been computed from the commencement of investment operations and incorporate the total return of Class A shares of the Funds from the commencement of investment operations through the initial issuance date of each of the other classes of shares, adjusted to reflect the higher expenses associated with the Administration, Shareholder Services and Distribution Plan for expenses of those classes that would have been incurred had they first been issued on the commencement of investment operations date. The total returns of Class B and C shares from their individual initial issuance dates would be different, and may be lower, than those shown above.

(2)	The “Value of Initial $1,000 Investment” as of the date indicated in footnote (1) reflects the effect of the maximum sales charge or CDSC, if applicable, and assumes that all dividends and capital gain distributions, if any, were reinvested.

Financial Statements

The Funds’ Annual Reports to Shareholders for the year ended December 31, 2008 contain portfolios of the investments of each of the Funds as of December 31, 2008, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Reports, which includes the reports of the Funds’ former auditors, Deloitte & Touche, LLP, Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. These Reports will be furnished without charge to investors who request copies of this SAI. Effective March 18, 2009, Ernst & Young LLP serves as the Funds’ independent auditors.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendant’s motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Board of Directors/Trustees.

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (“Seligman”), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolves all outstanding matters between the Seligman Parties and the NYAG.

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In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

General Information

Custodian. As of the date hereof, State Street Bank and Trust Company (SSBT), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Funds’ portfolio securities and is located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The Fund expects to terminate its relationship with SSBT and to hire JPMorgan Chase, N.A., located at 1 Chase Manhattan Plaza, New York, NY 10005, to serve as custodian. Currently, SSBT also maintains, under the general supervision of RiverSource Investments, the accounting records and determines the net asset value for the Funds.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Seligman funds, as well as the other funds in the RiverSource Family of Funds. These services include administrative, accounting, treasury, and other services.

Board Services. The funds in the RiverSource Family of Funds, including the Funds, have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Transfer, Shareholder Service and Dividend-Paying Agent. Seligman Data Corp. will serve as transfer, shareholder service and dividend-paying agent to the Funds through on or about June 12, 2009, and is located at 100 Park Avenue, New York, New York 10017. In connection with the termination of the relationship between SDC and the Funds, as approved by the Series’ Board, effective on or about June 13, 2009, RiverSource Service Corporation will serve as the Funds’ transfer, shareholder service and dividend paying agent. RSC is located at 734 Ameriprise Financial Center, Minneapolis, MN 55474, and performs, at cost, certain recordkeeping functions for the Funds, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.

58

Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP, 220 S. 6th Street #1400, Minneapolis, MN 55402, serves as the Independent Registered Public Accounting Firm for the Funds and in such capacity audits the Funds’ annual financial statements and financial highlights.

On March 11, 2009, the Audit Committee of the Board of Directors recommended, and the Board of Directors, including a majority of those members who are not “interested persons” of the Series (as defined in the 1940 Act), approved Ernst & Young LLP as the independent registered public accounting firm to serve as auditors for the Funds for 2009. Ernst & Young LLP began service as the Series’ independent registered public accounting firm effective March 18, 2009. Prior to March 11, 2009, the Fund’s independent registered public accounting firm was Deloitte & Touche LLP.

The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing. Ernst & Young LLP has served as the independent registered public accounting firm for the funds in the RiverSource Family of Funds since July 2007. In connection with the Acquisition of Seligman and the Fund becoming part of the RiverSource Family of Funds, the Audit Committee and Board determined that it would be in the best interest of the Fund if one independent registered public accounting firm were to perform audit and accounting services for all funds in the RiverSource Family of Funds. Ernst & Young LLP was chosen due to the fact that the firm is familiar with RiverSource Investments and with the management and operations of the funds advised by RiverSource Investments.

The reports of Deloitte & Touche LLP on the Fund’s financial statements as of and for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding the appointment of Ernst & Young LLP, (a) there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the Funds’ financial statements and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Series has furnished a copy of the above disclosure to Deloitte & Touche LLP.

During the Funds’ fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding Ernst & Young LLP’s appointment, neither the Funds nor anyone on behalf of the Funds consulted with Ernst & Young LLP on any matter regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements, and neither a written report was provided to the Funds nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Funds in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

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The Seligman Funds*	Appendix A

Seligman Asset Allocation Series, Inc.

Seligman Asset Allocation Aggressive Growth Fund

Seligman Asset Allocation Balanced Fund

Seligman Asset Allocation Growth Fund

Seligman Asset Allocation Moderate Growth Fund

Seligman Capital Fund, Inc.

Seligman Cash Management Fund, Inc.

Seligman Common Stock Fund, Inc.

Seligman Communications and Information Fund, Inc.

Seligman Core Fixed Income Fund, Inc.

Seligman Frontier Fund, Inc.

Seligman Global Fund Series, Inc.

Seligman Emerging Markets Fund

Seligman Global Smaller Companies Fund

Seligman Global Growth Fund

Seligman Global Technology Fund

Seligman International Growth Fund

Seligman Growth Fund, Inc.

Seligman High Income Fund Series

Seligman U.S. Government Securities Fund

Seligman High-Yield Fund

Seligman Income and Growth Fund, Inc.

Seligman LaSalle International Real Estate Fund, Inc.

Seligman LaSalle Real Estate Fund Series, Inc.

Seligman LaSalle Global Real Estate Fund

Seligman LaSalle Monthly Dividend Real Estate Fund

Seligman Municipal Fund Series, Inc.

Seligman National Municipal Fund

Seligman Colorado Municipal Fund

Seligman Georgia Municipal Fund

Seligman Louisiana Municipal Fund

Seligman Maryland Municipal Fund

Seligman Massachusetts Municipal Fund

Seligman Michigan Municipal Fund

Seligman Minnesota Municipal Fund

Seligman Missouri Municipal Fund

Seligman New York Municipal Fund

Seligman Ohio Municipal Fund

Seligman Oregon Municipal Fund

Seligman South Carolina Municipal Fund

Seligman Municipal Series Trust

Seligman California Municipal High Yield Series

Seligman California Municipal Quality Series

Seligman Florida Municipal Series

Seligman North Carolina Municipal Series

Seligman New Jersey Municipal Fund, Inc.

Seligman Pennsylvania Municipal Fund Series

Seligman Portfolios, Inc.

Seligman Capital Portfolio

Seligman Cash Management Portfolio

Seligman Common Stock Portfolio

Seligman Communications and Information Portfolio

Seligman Global Technology Portfolio

Seligman International Growth Portfolio

Seligman Investment Grade Fixed Income Portfolio

Seligman Large-Cap Value Portfolio

Seligman Smaller-Cap Value Portfolio

Seligman TargetHorizon ETF Portfolios, Inc.

Seligman TargETFund 2045

Seligman TargETFund 2035

Seligman TargETFund 2025

Seligman TargETFund 2015

Seligman TargETFund Core

Seligman Value Fund Series, Inc.

Seligman Large-Cap Value Fund

Seligman Smaller-Cap Value Fund

Tri-Continental Corporation

*	Effective on or about June 13, 2009, the Seligman funds will share the same policies and procedures as, and maybe exchanged for shares of, the RiverSource funds, RiverSource Partners funds and Threadneedle funds.

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The RiverSource funds, RiverSource Partners funds and Threadneedle funds*	Appendix B

RiverSource Bond Series, Inc.

RiverSource Floating Rate Fund

RiverSource Income Opportunities Fund

RiverSource Inflation Protected Securities Fund

RiverSource Limited Duration Bond Fund

RiverSource California Tax-Exempt Trust

RiverSource California Tax-Exempt Fund

RiverSource Dimensions Series, Inc.

RiverSource Disciplined Small and Mid Cap Equity Fund

RiverSource Disciplined Small Cap Value Fund

RiverSource Diversified Income Series, Inc.

RiverSource Diversified Bond Fund

RiverSource Equity Series, Inc.

RiverSource Mid Cap Growth Fund

RiverSource Global Series, Inc.

RiverSource Absolute Return Currency and Income Fund

RiverSource Emerging Markets Bond Fund

RiverSource Global Bond Fund

RiverSource Global Technology Fund

Threadneedle Emerging Markets Fund

Threadneedle Global Equity Fund

RiverSource Government Income Series, Inc.

RiverSource Short Duration U.S. Government Fund

RiverSource U.S. Government Mortgage Fund

RiverSource High Yield Income Series, Inc.

RiverSource High Yield Bond Fund

RiverSource Income Series, Inc.

RiverSource Income Builder Basic Income Fund

RiverSource Income Builder Enhanced Income Fund

RiverSource Income Builder Moderate Income Fund

RiverSource International Managers Series, Inc.

RiverSource Partners International Select Growth Fund

RiverSource Partners International Select Value Fund

RiverSource Partners International Small Cap Fund

RiverSource International Series, Inc.

RiverSource Disciplined International Equity Fund

Threadneedle European Equity Fund

Threadneedle Global Equity Income Fund

Threadneedle Global Extended Alpha Fund

Threadneedle International Opportunity Fund

RiverSource Investment Series, Inc.

RiverSource Balanced Fund

RiverSource Disciplined Large Cap Growth Fund

RiverSource Diversified Equity Income Fund

RiverSource Disciplined Large Cap Value Fund

RiverSource Mid Cap Value Fund

RiverSource Large Cap Series, Inc.

RiverSource Disciplined Equity Fund

RiverSource Growth Fund

RiverSource Large Cap Equity Fund

RiverSource Large Cap Value Fund

RiverSource Managers Series, Inc.

RiverSource Partners Aggressive Growth Fund

RiverSource Partners Fundamental Value Fund

RiverSource Partners Select Value Fund

RiverSource Partners Small Cap Equity Fund

RiverSource Partners Small Cap Value Fund

RiverSource Market Advantage Series, Inc.

RiverSource Portfolio Builder Aggressive Fund

RiverSource Portfolio Builder Conservative Fund

RiverSource Portfolio Builder Moderate Aggressive Fund

RiverSource Portfolio Builder Moderate Conservative Fund

RiverSource Portfolio Builder Moderate Fund

RiverSource Portfolio Builder Total Equity Fund

RiverSource S&P 500 Index Fund

RiverSource Small Company Index Fund

RiverSource Money Market Series, Inc.

RiverSource Cash Management Fund

RiverSource Recovery and Infrastructure Fund

RiverSource Sector Series, Inc.

RiverSource Dividend Opportunity Fund

RiverSource Real Estate Fund

RiverSource Selected Series, Inc.

RiverSource Precious Metals and Mining Fund

RiverSource Series Trust

RiverSource 120/20 Contrarian Equity Fund

RiverSource Retirement Plus 2010 Fund

RiverSource Retirement Plus 2015 Fund

RiverSource Retirement Plus 2020 Fund

RiverSource Retirement Plus 2025 Fund

RiverSource Retirement Plus 2030 Fund

RiverSource Retirement Plus 2035 Fund

RiverSource Retirement Plus 2040 Fund

RiverSource Retirement Plus 2045 Fund

RiverSource Short Term Investments Series, Inc.

RiverSource Short-Term Cash Fund

RiverSource Special Tax-Exempt Series Trust

RiverSource Minnesota Tax-Exempt Fund

RiverSource New York Tax-Exempt Fund

RiverSource Strategic Allocation Series, Inc.

RiverSource Strategic Allocation Fund

RiverSource Strategic Income Allocation Fund

RiverSource Strategy Series, Inc.

RiverSource Equity Value Fund

RiverSource Partners Small Cap Growth Fund

RiverSource Small Cap Advantage Fund

RiverSource Tax-Exempt Income Series, Inc.

RiverSource Tax-Exempt High Income Fund

RiverSource Tax-Exempt Money Market Series, Inc.

RiverSource Tax-Exempt Money Market Fund

RiverSource Tax-Exempt Series, Inc.

RiverSource Intermediate Tax-Exempt Fund

RiverSource Tax-Exempt Bond Fund

RiverSource Variable Series Trust

Disciplined Asset Allocation Portfolios – Aggressive

Disciplined Asset Allocation Portfolios – Conservative

Disciplined Asset Allocation Portfolios – Moderate

Disciplined Asset Allocation Portfolios – Moderately Aggressive

Disciplined Asset Allocation Portfolios – Moderately Conservative

RiverSource Partners Variable Portfolio – Fundamental Value Fund

RiverSource Partners Variable Portfolio – Select Value Fund

RiverSource Partners Variable Portfolio – Small Cap Value Fund

RiverSource Variable Portfolio – Balanced Fund

RiverSource Variable Portfolio – Cash Management Fund

RiverSource Variable Portfolio – Core Equity Fund

RiverSource Variable Portfolio – Diversified Bond Fund

RiverSource Variable Portfolio – Diversified Equity Income Fund

RiverSource Variable Portfolio – Global Bond Fund

RiverSource Variable Portfolio – Global Inflation Protected Securities Fund

RiverSource Variable Portfolio – Growth Fund

RiverSource Variable Portfolio – High Yield Bond Fund

RiverSource Variable Portfolio – Income Opportunities Fund

RiverSource Variable Portfolio – Large Cap Equity Fund

RiverSource Variable Portfolio – Large Cap Value Fund

RiverSource Variable Portfolio – Mid Cap Growth Fund

RiverSource Variable Portfolio – Mid Cap Value Fund

RiverSource Variable Portfolio – S&P 500 Index Fund

RiverSource Variable Portfolio – Short Duration U.S. Government Fund

RiverSource Variable Portfolio – Small Cap Advantage Fund

Threadneedle Variable Portfolio – Emerging Markets Fund

Threadneedle Variable Portfolio – International Opportunity Fund

*	Effective on or about June 13, 2009, the Seligman funds will share the same policies and procedures as, and maybe exchanged for shares of, the RiverSource funds, RiverSource Partners funds and Threadneedle funds.

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Appendix C

Investment Management Fee Schedule

The table below outlines the investment management fees, effective in the second half of 2009, to be charged to the funds by RiverSource Investments for providing investment management services. The asset charge for each calendar day of each year will be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Net Assets (billions)	Annual rate at each asset level
Seligman Capital Fund, Inc.	First $1.0 Next $1.0 Over $2.0	0.805% 0.765% 0.715%
Seligman Cash Management Fund, Inc.	First $1.0 Next $0.5 Next $0.5 Next $0.5 Next $2.5 Next $1.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Over $24.0	0.330% 0.313% 0.295% 0.278% 0.260% 0.240% 0.220% 0.215% 0.190% 0.180% 0.170% 0.160% 0.150%
Seligman Communications and Information Fund, Inc.	First $3.0 Next $3.0 Over $6.0	0.855% 0.825% 0.725%
Seligman Frontier Fund, Inc.	First $750 million Over $750 million	0.885% 0.790%
Seligman Global Fund Series, Inc. • Seligman Global Smaller Companies Fund	First $100 million Over $100 million	0.95% 0.85%
Seligman Global Fund Series, Inc. • Seligman Global Technology Fund	First $2 billion Next $2 billion Over $4 billion	0.95% 0.91% 0.87%
Seligman Growth Fund, Inc.	First $1 billion Next $1 billion Over $2 billion	0.655% 0.615% 0.565%
Seligman LaSalle Real Estate Fund, Inc. • Seligman LaSalle Global Real Estate Fund	All asset levels	0.915%

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Fund	Net Assets (billions)	Annual rate at each asset level
Seligman LaSalle Real Estate Fund, Inc. • Seligman LaSalle Monthly Dividend Real Estate Fund	All asset levels	0.855%
Seligman Municipal Fund Series, Inc. • Seligman National Municipal Class	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.410% 0.385% 0.360% 0.335% 0.310% 0.300% 0.290% 0.280% 0.260% 0.250%
Seligman Municipal Fund Series, Inc. • Seligman Minnesota Municipal Class • Seligman New York Municipal Class	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $6.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.410% 0.385% 0.360% 0.345% 0.320% 0.310% 0.300% 0.290% 0.270% 0.250%
Seligman Municipal Series Trust • Seligman California Municipal High-Yield Series • Seligman California Municipal Quality Series	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $6.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.410% 0.385% 0.360% 0.345% 0.320% 0.310% 0.300% 0.290% 0.270% 0.250%
Seligman Portfolios, Inc. • Seligman Capital Portfolio	All asset levels	0.355%
Seligman Portfolios, Inc. • Seligman Cash Management Portfolio	All asset levels	0.355%
Seligman Portfolios, Inc. • Seligman Common Stock Portfolio	All asset levels	0.355%
Seligman Portfolios, Inc. • Seligman Communications and Information Portfolio	All asset levels	0.705%
Seligman Portfolios, Inc. • Seligman Global Technology Portfolio	First $2 billion Next $2 billion Over $4 billion	0.95% 0.91% 0.87%
Seligman Portfolios, Inc. • Seligman International Growth Portfolio	First $50 million Next $1 billion Over $1.05 billion	0.950% 0.900% 0.860%
Seligman Portfolios, Inc. • Seligman Investment Grade Fixed Income Portfolio	All asset levels	0.345%

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Fund	Net Assets (billions)	Annual rate at each asset level
Seligman Portfolios, Inc. • Seligman Large-Cap Value Portfolio	First $500 million Next $500 million Over $1 billion	0.755% 0.660% 0.565%
Seligman Portfolios, Inc. • Seligman Smaller-Cap Value Portfolio	First $500 million Next $500 million Over $1 billion	0.935% 0.840% 0.745%
Seligman TargetHorizon ETF Portfolios, Inc. • Seligman TargETFund 2025	First $500 million Next $500 million Over $1 billion	0.455% 0.410% 0.365%
Seligman TargetHorizon ETF Portfolios, Inc. • Seligman TargETFund 2015	First $500 million Next $500 million Over $1 billion	0.455% 0.410% 0.365%
Seligman TargetHorizon ETF Portfolios, Inc. • Seligman TargETFund Core	First $500 million Next $500 million Over $1 billion	0.455% 0.410% 0.365%
Seligman TargetHorizon ETF Portfolios, Inc. • Seligman TargETFund 2035	First $500 million Next $500 million Over $1 billion	0.455% 0.410% 0.365%
Seligman TargetHorizon ETF Portfolios, Inc. • Seligman TargETFund 2045	First $500 million Next $500 million Over $1 billion	0.455% 0.410% 0.365%
Seligman Value Fund Series, Inc. • Seligman Large-Cap Value Fund	First $0.5 Next $0.5 Over $1.0	0.755% 0.660% 0.565%
Seligman Value Fund Series, Inc. • Seligman Smaller-Cap Value Fund	First $0.5 Next $0.5 Over $1.0	0.935% 0.840% 0.745%
Seligman LaSalle International Real Estate Fund, Inc.	All asset levels	0.915%
Tri-Continental Corporation	All asset levels	0.355%

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Appendix D

Administrative Services Fee Schedule

The table below outlines the administrative services fees, effective in the second half of 2009, to be charged to the funds by Ameriprise Financial for providing administrative services. The asset charge for each calendar day of each year will be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

FUNDS	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
	0 – 500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 12,000,000,000	12,000,000,001 +
	0.080%	0.075%	0.070%	0.060%	0.050%
LaSalle Global Real Estate Fund	0.080%	0.075%	0.070%	0.060%	0.050%
LaSalle International Real Estate Fund	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Global Smaller Companies Fund	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Frontier Fund	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Global Technology	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Global Technology Portfolio	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman International Growth Portfolio	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Smaller-Cap Value Fund	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Smaller-Cap Value Portfolio	0.080%	0.075%	0.070%	0.060%	0.050%

	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman California Municipal High Yield	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman California Municipal Quality	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman Investment Grade Fixed Income Portfolio	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman Minnesota Municipal Fund	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman National Municipal Fund	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman New York Municipal Fund	0.070%	0.065%	0.060%	0.050%	0.040%

	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman LaSalle Monthly Dividend Real Estate	0.060%	0.055%	0.050%	0.040%	0.30%
Seligman Capital Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Capital Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Cash Management Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Cash Management Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Common Stock Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Communications and Information Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Communications and Information Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Growth Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Large-Cap Value Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Large-Cap Value Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund 2015	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund 2025	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund 2035	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund 2045	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund Core	0.060%	0.055%	0.050%	0.040%	0.030%
Tri-Continental Corporation	0.060%	0.055%	0.050%	0.040%	0.030%

65

PART C. OTHER INFORMATION

Item 23.	Exhibits.

All Exhibits listed below have been previously filed and are incorporated herein by reference, except those Exhibits marked with an asterisk (*), which are filed herewith.

(a)	Articles of Incorporation. (Incorporated by reference to Registrant's Initial Registration Statement on Form N-1A filed on August 31, 1999.)

(a)(1)	Form of Articles Supplementary (Conversion of Class D shares). (Incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed on April 30, 2008).

(b)	Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 9 filed on May 1, 2006.)

(c)	Specimen Stock Certificate. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed on November 19, 1999.)

(d)(1)	* Form of Amended and Restated Investment Management Services Agreement between Registrant and RiverSource Investments, LLC.

(d)(2)	Form of Fee Cap/Fee Waiver Agreement, Amended and Restated. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 30, 2009.).

(e)	Form of Addendum to Sales/Bank Agreement between RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., and Dealers. (Incorporated by reference to Post-Effective Amendment No. 5 of the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 30, 2003.)

(e)(1)	Form of Amended and Restated Distribution Agreement between Registrant and RiverSource Fund Distributors, Inc. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 30, 2009.)

(e)(2)	Form of Sales Agreement between RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., and Dealers. (Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2003.)

(f)	Deferred Compensation Plan for Directors/Trustees of RiverSource Family of Funds. (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2009.)

(g)	Form of Custody and Investment Accounting Agreement between Registrant and Investors Fiduciary Trust Company (assigned to State Street Bank and Trust Company). (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed on November 19, 1999.)

(h)	Form of Amended and Restated Transfer Agent Agreement between Registrant and RiverSource Service Corporation. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 30, 2009.)

(h)(1)	Form of Amended and Restated Plan Administration Services Agreement between Registrant and RiverSource Service Corporation. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 30, 2009.)

PART C. OTHER INFORMATION (continued)

(h)(2)	Form of License Agreement between Ameriprise Financial, Inc. and the Seligman funds (Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement of RiverSource Diversified Income Series, Inc. (File No. 2-51586) filed on October 30, 2007.)

(i)	Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 filed on December 22, 1999.)

(j)	*Consent of Independent Registered Public Accounting Firm.

(k)	Balance Sheet. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 filed on December 22, 1999.)

(l)	Purchase Agreement (Investment Letter) between Registrant and RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 filed on December 22, 1999.)

(m)	Amended Administration, Shareholder Services and Distribution Plan, in respect of Seligman Asset Allocation Aggressive Growth Fund. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 filed on April 30, 2004.)

(m)(1)	Amended Administration, Shareholder Services and Distribution Plan, in respect of Seligman Asset Allocation Growth Fund. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 filed on April 30, 2004.)

(m)(2)	Amended Administration, Shareholder Services and Distribution Plan, in respect of Seligman Asset Allocation Moderate Growth Fund. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 filed on April 30, 2004.)

(m)(3)	Amended Administration, Shareholder Services and Distribution Plan, in respect of Seligman Asset Allocation Balanced Fund. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 filed on August 30, 2004.)

(m)(4)	Form of Supplemental Fund Services Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and J. & W. Seligman & Co. Incorporated, RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(5)	Form of Administration, Shareholder Services and Distribution Agreement between RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., and Dealers. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on November 19, 1999.)

(m)(6)	Form of Services Agreement between Paine Webber Incorporated and RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(7)	Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., and Seligman Data Corporation. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(8)	Participation Agreement between Salomon Smith Barney Inc. and RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., (Incorporated by reference as Exhibit (m)(8) to Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)

(m)(9)	Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., and Seligman Data Corporation. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

PART C. OTHER INFORMATION (continued)

(m)(10)	Form of Mutual Fund Dealer Agreement between RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., and Salomon Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. filed on July 9, 2003.)

(m)(11)	Form of Supplemental Fund Services Agreement between The Princeton Retirement Group, Inc. and GPC Securities, Inc. and RiverSource Investments, LLC, RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(12)	Form of Mutual Fund Services Agreement between Prudential Investment Management Services LLC, Prudential Investments LLC, RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(11) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(m)(13)	Form of Operating Agreement between Pershing LLC, RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(12) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(m)(14)	Form of Load Fund Operating Agreement between Charles Schwab & Co., the Registrant, RiverSource Fund Distributors, Inc., formerly known as Seligman Advisors, Inc., and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(13) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(m)(15)	Form of Plan of Distribution and Amended and Restated Agreement of Distribution. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 30, 2009.)

(n)	Form of Amended and Restated Plan under Rule 18f-3(d) of the Registrant. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 30, 2009.)

(p)(1)	Code of Ethics adopted under Rule 17j-1 for Registrant dated January 2007. (Incorporated by reference Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2009.)

(p)(2)	Codes of Ethics adopted under Rule 17j-1 for Registrant’s principal underwriter, dated April 2008 and November 15, 2008. (Incorporated by reference Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2009.)

(p)(3)	Code of Ethics adopted under Rule 17j-1 for Registrant’s investment adviser, dated Nov. 15, 2008. (Incorporated by reference Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2009.)

(Other Exhibits):

(a) Directors/Trustees Powers of Attorney (Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2009.)

Item 24.	Persons Controlled by or Under Common Control with Registrant. RiverSource Investments, LLC., (“RiverSource Investments”), as sponsor of the Seligman funds, which are part of the RiverSource Family of Funds, may make initial capital investments in funds (seed accounts). RiverSource Investments also serves as investment manager of certain funds-of-funds that invest primarily in Class I shares of affiliated funds (the “underlying funds”). RiverSource Investments does not make initial capital investments or invest in underlying funds for the purpose of exercising control. However, since these ownership interests may be significant, in excess of 25%, such that RiverSource Investments may be deemed to control certain funds, procedures have been put in place to assure that public shareholders determine the outcome of all actions taken at shareholder meetings. Specifically, RiverSource Investments (which votes proxies for the seed accounts) and the Boards of Directors or Trustees of the funds-of-funds (which votes proxies for the funds-of-funds) vote on each proposal in the same proportion that other shareholders vote on the proposal.

Item 25.	Indemnification. Reference is made to the provisions of Article Twelfth of Registrant’s Articles of Incorporation filed as Exhibit 23(a) to Registrant’s Registration Statement, filed on Form N-1A on August 13, 1999, and Article X of Registrant’s Amended and Restated By-laws, which are filed as Exhibit Item 23(b) to Post-Effective Amendment No. 8 filed on May 1, 2006.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of counsel the matter has be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.	Business and Other Connections of Investment Adviser. Business and Other Connections of the Investment Adviser. RiverSource Investments, LLC, is the Registrant’s investment manager and is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of RiverSource Investments, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 70 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886), which was filed on April 30, 2009.

Item 27.	Principal Underwriter

RiverSource Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

THE SELIGMAN FAMILY OF FUNDS: Seligman Asset Allocation Series, Inc., Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Core Fixed Income Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Value Fund Series, Inc.

THE RIVERSOURCE FAMILY OF FUNDS: RiverSource Bond Series, Inc.; RiverSource California Tax-Exempt Trust; RiverSource Dimensions Series, Inc.; RiverSource Diversified Income Series, Inc.; RiverSource Equity Series, Inc.; RiverSource Global Series, Inc.; RiverSource Government Income Series, Inc.; RiverSource High Yield Income Series, Inc.; RiverSource Income Series, Inc.; RiverSource International Managers Series, Inc.; RiverSource International Series, Inc.; RiverSource Investment Series, Inc.; RiverSource Large Cap Series, Inc.; RiverSource Managers Series, Inc.; RiverSource Market Advantage Series, Inc.; RiverSource Money Market Series, Inc.; RiverSource Sector Series, Inc.; RiverSource Selected Series, Inc.; RiverSource Series Trust; RiverSource Special Tax-Exempt Series Trust; RiverSource Strategic Allocation Series; Inc., RiverSource Strategy Series, Inc.; RiverSource Tax-Exempt Income Series, Inc.; RiverSource Tax-Exempt Money Market Series, Inc. and RiverSource Tax-Exempt Series, Inc.

As to each director, principal officer or partner of RiverSource Fund Distributors, Inc.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
William Frederick “Ted” Truscott*	Chairman and Chief Executive Officer	Director and Vice President

Jeffrey Lee McGregor, Sr.*	Director and President	None

Patrick Thomas Bannigan*	Director and Vice President	President

Paul J. Dolan*	Chief Operating Officer and Chief Administrative Officer	None

Jeffrey P. Fox*	Chief Financial Officer	Treasurer

Christopher P. Keating*	Vice President	None

Emily Calcagno**	Vice President	None

Scott Roane Plummer*	Chief Counsel	Vice President, General Counsel and Secretary

James F. Angelos*	Chief Compliance Officer	None

Thomas R. Moore*	Secretary	None

Walter Berman*	Treasurer	None

Eleanor T. M. Hoagland**	Anti-Money Laundering Officer	None

*	Business address is: 50611 Ameriprise Financial Center, Minneapolis, MN 55474

**	Business address is: 100 Park Avenue, New York, NY 10017.

Item 28.	Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of RiverSource Investments, LLC at its offices at 100 Park Avenue, New York, NY 10017 and 200 Ameriprise Financial Center, Minneapolis, MN 55474 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian of the Registrant’s cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant, (3) Ameriprise Financial, Inc., 707 Second Avenue, South Minneapolis, MN 55402, and Iron Mountain Records Management, 920 & 950 Apollo Road, Eagan, MN 55121. Iron Mountain Records management is an off-site storage facility housing historical records that are no longer required to be maintained on-site. Records stored at this facility include various trading and accounting records, as well as other miscellaneous records.

Item 29.	Management Services. Not Applicable.

Item 30.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 12 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 12 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 30th day of April, 2009.

SELIGMAN ASSET ALLOCATION SERIES, INC.

By:	/s/ Patrick Bannigan
Patrick T. Bannigan, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 30th, 2009.

Signature	Title

/s/ Patrick T. Bannigan Patrick T. Bannigan	President (Principal Executive Officer)

/s/ Lawrence P. Vogel Lawrence P. Vogel	Treasurer (Principal Financial and Accounting Officer)

Kathleen A. Blatz, Director	)
Arne H. Carlson, Director	)
Pamela G. Carlton, Director	)
Patricia M. Flynn, Director	)
Anne P. Jones, Director	)
Jeffrey Laikind, Director	)	/s/ Scott Plummer
Stephen R. Lewis, Chairman of the Board and Director	)	Scott Plummer, Attorney-in-Fact
John F. Maher, Director	)
Catherine James Paglia, Director	)
Leroy C. Richie, Director	)
Alison Taunton-Rigby, Director	)
William F. Truscott, Director	)

SELIGMAN ASSET ALLOCATION SERIES, INC.

Post-Effective Amendment No. 12

Registration Statement on Form N-1A

EXHIBIT INDEX

Form N-1A Item No.	Description

Item 23(d)(1)	Form of Amended and Restated Investment Management Services Agreement between Registrant and RiverSource Investments, LLC.

Item 23(j)	Consent of Independent Registered Public Accounting Firm.